Janus Aspen Series

                                      1998
                               Semiannual Report

                                                                   [LOGO]  JANUS

         JANUS ASPEN GROWTH PORTFOLIO Portfolio Manager, James P. Craig

     For the six months ended June 30, 1998, Janus Aspen Growth Portfolio returned 19.24% for the Institutional Shares and 18.93% for the Retirement Shares. This compares with the S&P 500 Index's appreciation of 17.72% for the same period. All returns include reinvested dividends. The average annual total returns for the period ended June 30, 1998, follow on the next page.

     Our impressive gains were due largely to a repositioning within the Portfolio late in the fourth quarter. This was followed by the strong first-quarter performances of a number of our holdings in the technology, pharmaceutical, and cable sectors. I viewed the market's first-quarter rally as evidence that concerns about Asia's potential downward drag on corporate earnings had been overpowered by optimism regarding low interest rates and inflation, actually helped by the Asian crisis.

Financial Troubles Building in Asia

     During the second quarter, however, the downturn in Asia again took center stage. Concerns regarding the Japanese government's failure to stimulate its economy were reflected in a significant decline in the yen. This sparked fears that other Southeast Asian currencies may have to be devalued. Meanwhile, volatility in U.S. stocks increased as anxiety over Asia's impact on future corporate earnings deepened.

     Although companies with significant exposure to Asia may indeed suffer future earnings disappointments, I believe much of this fear has already been reflected in revised earnings estimates. As for the Portfolio, I'm confident the quality of our companies' earnings streams and their limited exposure to Asia will enable them to deliver the results we expect.

Technology, Drug, and Cable Stocks Excel

     I increased our position in the technology industry late last year when the economic downturn in Asia made it possible to buy high-quality franchise names at a discount. America Online, Dell Computer, Microsoft, and Cisco Systems all posted strong results and are companies I view as the leaders of technological change. I wasn't as optimistic about Intel, which I sold at a loss. Intel was forced to reduce the price of its microprocessor chips to stay in sync with the rising demand for sub-$1,000 personal computers, and, as a result, its profit margin suffered.

     Our positions in the pharmaceutical industry were also standouts. Warner-Lambert and Pfizer each gained close to 50% as the strength of their product pipelines enabled them to exceed expectations. However, we trimmed our weighting in this industry in order to pursue more attractive investment ideas and eliminated our Bristol-Myers Squibb, Cardinal Health, and SmithKline Beecham positions, all at substantial profits.

     Several of our pharmaceutical stocks also benefited from the evolving consolidation within the agriculture, biotechnology, and drug industries. This movement is driven by an attempt to pool resources to create more focused research and development budgets, while leveraging marketing to capitalize on scientific breakthroughs. For example, American Home Products' announced merger with Monsanto, both of which were holdings in the Portfolio, would form the third-largest drug/ agricultural/biotech company in the world. It would also create a product pipeline that includes everything from arthritis medicine to soybeans. I am extremely positive about the long-term potential of this company.

     During much of the first half, our cable stocks held steady as they consolidated substantial gains from last year. However, late in the second quarter, the announced Tele-Communications, Inc. acquisition by AT&T prompted a quick but significant appreciation among cable stocks. Further fueling my enthusiasm for this industry was the successful introduction of telephony services by MediaOne (formerly U.S. West Media Group), Comcast, and Cox Communications. This, in addition to several other new value-added services these companies plan to offer through their existing operating platforms, should enable them to generate tremendous additional cash flow.

     Two companies that did not perform to my expectations were Analog Devices and Texas Instruments. The semiconductor industry has experienced significant volatility as a result of falling Asian currencies and overcapacity, which have forced down the price of components. Therefore, in an effort to position the Portfolio for the long term, I reduced both of these holdings and added to higher value-added semiconductor companies such as Linear Technology, Maxim Integrated Products, and Applied Materials.

--------------------------------------------------------------------------------
Portfolio Asset Mix                     June 30, 1998     December 31, 1997
Equities                                    92.0%               91.3%
  Foreign                                    7.4%                9.4%
  Europe                                     5.2%                9.4%
Top 10 Equities                             33.0%               27.1%
Number of Stocks                              67                  80
Cash & Cash Equivalents                      8.0%                8.7%
--------------------------------------------------------------------------------

Outlook for Stocks Still Positive

     Going forward, our investment team is sensitive to the possibility that continued deterioration in Asia could dampen the U.S. growth rate and that 1999 earnings expectations may be affected. We continue to monitor this situation closely and remain focused on companies we believe are capable of successfully managing Asian turbulence. Overall, we're generally optimistic on the outlook for the market due to the fact that we expect interest rates and inflation to stay at their current low levels and economic growth to remain strong, which should provide a continued positive environment for equities.

     We appreciate your investment in Janus Aspen Growth Portfolio.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   1

         JANUS ASPEN GROWTH PORTFOLIO Portfolio Manager, James P. Craig

--------------------------------------------------------------------------------
Average Annual Total Return(1)
For the Periods Ended June 30, 1998
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                          29.21%
  From Inception                                  20.05%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                          30.17%
  From Inception Date of Institutional Shares     23.42%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                          28.47%
  From Inception                                  32.95%
--------------------------------------------------------------------------------

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

             JANUS ASPEN GROWTH PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 92.0%
--------------------------------------------------------------------------------
Advertising Sales - 0.1%
        31,030   Outdoor Systems, Inc.*                            $     868,840
--------------------------------------------------------------------------------
Agricultural Biotechnology - 2.5%
       379,025   Monsanto Co.                                         21,178,022
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 2.1%
       253,275   Federal-Mogul Corp.                                  17,096,062
--------------------------------------------------------------------------------
Cable Television - 9.8%
       686,325   Comcast Corp. - Special Class A                      27,860,505
       159,070   Cox Communications, Inc. - Class A*                   7,704,953
       551,375   MediaOne Group, Inc.*                                24,226,039
       554,245   Tele-Communications, Inc. - Class A*                 21,303,792
--------------------------------------------------------------------------------
                                                                      81,095,289
--------------------------------------------------------------------------------
Chemicals - Diversified - 4.2%
       310,080   E.I. du Pont de Nemours and Co.                      23,139,720
       100,000   Imperial Chemical Industries PLC (ADR)                6,450,000
       178,210   Solutia, Inc.                                         5,112,399
--------------------------------------------------------------------------------
                                                                      34,702,119
--------------------------------------------------------------------------------
Chemicals - Specialty - 0.6%
       104,825   Cytec Industries, Inc.*                               4,638,506
--------------------------------------------------------------------------------
Circuits - 1.9%
        10,775   Analog Devices, Inc.*                                   264,661
       250,700   Linear Technology Corp.                              15,120,344
--------------------------------------------------------------------------------
                                                                      15,385,005
--------------------------------------------------------------------------------
Commercial Banks - 2.0%
         9,475   M & T Bank Corp.                                      5,249,150
       107,805   Northern Trust Corp.                                  8,220,131
        54,550   Star Banc Corp.                                       3,484,381
--------------------------------------------------------------------------------
                                                                      16,953,662
--------------------------------------------------------------------------------
Commercial Services - 1.6%
       382,055   Gartner Group, Inc. - Class A*                       13,371,925
--------------------------------------------------------------------------------
Computer Software - 10.5%
       522,050   Cadence Design Systems, Inc.*                        16,314,063
       396,850   Microsoft Corp.*                                     43,008,619
       782,405   Parametric Technology Co.*                           21,222,736
       170,000   Wind River Systems*                                   6,098,750
--------------------------------------------------------------------------------
                                                                      86,644,168
--------------------------------------------------------------------------------
Computers - Micro - 1.2%
       106,570   Dell Computer Corp.*                              $   9,891,028
--------------------------------------------------------------------------------
Cruise Lines - 1.3%
       154,050   Carnival Corp. - Class A                              6,104,231
        60,375   Royal Caribbean Cruises, Ltd.                         4,799,813
--------------------------------------------------------------------------------
                                                                      10,904,044
--------------------------------------------------------------------------------
Diversified Financial Services - 1.1%
       119,425   Associates First Capital Corp. - Class A              9,180,797
--------------------------------------------------------------------------------
Diversified Operations - 6.9%
       623,550   CBS Corp.*                                           19,797,713
       111,100   General Electric Co.                                 10,110,100
       283,890   Siebe PLC**                                           5,669,835
       345,650   Tyco International, Ltd.                             21,775,950
--------------------------------------------------------------------------------
                                                                      57,353,598
--------------------------------------------------------------------------------
Drug Delivery Systems - 0.5%
       100,000   ALZA Corp.*                                           4,325,000
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 3.7%
       290,830   Applied Materials, Inc.*                              8,579,485
       466,700   Maxim Integrated Products, Inc.*                     14,788,556
       119,950   Texas Instruments, Inc.                               6,994,584
--------------------------------------------------------------------------------
                                                                      30,362,625
--------------------------------------------------------------------------------
Electronic Safety Devices - 0.6%
        70,675   Pittway Corp. - Class A                               5,221,116
--------------------------------------------------------------------------------
Finance - Consumer Loans - 1.8%
       293,745   Household International, Inc.                        14,613,814
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 3.2%
       337,537   Charles Schwab Corp.                                 10,969,953
       171,485   Morgan Stanley, Dean Witter, Discover and Co.        15,669,442
--------------------------------------------------------------------------------
                                                                      26,639,395
--------------------------------------------------------------------------------
Finance - Other Services - 2.2%
       200,000   Newcourt Credit Group, Inc.                           9,547,500
       174,709   Newcourt Credit Group, Inc. - New York Shares         8,593,499
--------------------------------------------------------------------------------
                                                                      18,140,999
--------------------------------------------------------------------------------
Food - Wholesale - 0.4%
        98,725   U.S. Foodservice, Inc.*                               3,461,545
--------------------------------------------------------------------------------
Human Resources - 1.0%
       146,950   Robert Half International, Inc.*                      8,210,831
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   2

             JANUS ASPEN GROWTH PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Instruments - Scientific - 0.9%
       268,450   Dionex Corp.*                                     $   7,080,369
--------------------------------------------------------------------------------
Internet Software - 1.2%
        90,200   America Online, Inc.*                                 9,561,200
--------------------------------------------------------------------------------
Life and Health Insurance - 0.4%
         4,250   Schweizerische Lebensversicherungs-und
                  Rentenanstalt*                                       3,597,680
--------------------------------------------------------------------------------
Medical - Drugs - 6.0%
       116,665   American Home Products Corp.                          6,037,414
        10,310   Eli Lilly and Co.                                       681,104
       150,150   Pfizer, Inc.                                         16,319,428
        67,175   Schering-Plough Corp.                                 6,154,909
       294,600   Warner-Lambert Co.                                   20,437,875
--------------------------------------------------------------------------------
                                                                      49,630,730
--------------------------------------------------------------------------------
Medical Instruments - 0%
         7,690   U.S. Surgical Corp.                                     350,856
--------------------------------------------------------------------------------
Money Center Banks - 5.2%
       333,525   Bank of New York Co., Inc.                           20,240,798
       112,700   BankAmerica Corp.                                     9,741,506
        30,415   Citicorp                                              4,539,439
        65,026   Lloyds TSB Group PLC**                                  912,993
        21,410   UBS A.G.                                              7,960,939
--------------------------------------------------------------------------------
                                                                      43,395,675
--------------------------------------------------------------------------------
Multimedia - 4.9%
       263,860   Meredith Corp.                                       12,384,929
       327,238   Time Warner, Inc.                                    27,958,397
--------------------------------------------------------------------------------
                                                                      40,343,326
--------------------------------------------------------------------------------
Networking Products - 5.0%
       453,225   Cisco Systems, Inc.*                                 41,725,027
--------------------------------------------------------------------------------
Pharmacy Services - 1.1%
       229,890   Omnicare, Inc.                                        8,764,556
--------------------------------------------------------------------------------
Publishing - Books - 2.2%
       134,813   Wolters Kluwer N.V.**                                18,503,285
--------------------------------------------------------------------------------
Radio - 1.2%
       200,000   Chancellor Media Corp.*                               9,931,250
--------------------------------------------------------------------------------
Retail - Discount - 1.3%
       169,625   Costco Companies, Inc.*                              10,696,977
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 0.2%
        39,875   Fred Meyer, Inc.*                                     1,694,687
--------------------------------------------------------------------------------
Telecommunication Services - 0.2%
       100,000   Hyperion Telecommunications, Inc. - Class A*          1,568,750
--------------------------------------------------------------------------------
Telephone - Long Distance - 2.0%
       200,000   AT&T Corp.                                           11,425,000
       112,860   WorldCom, Inc.*                                       5,466,656
--------------------------------------------------------------------------------
                                                                      16,891,656
--------------------------------------------------------------------------------
Television - 1.0%
       226,450   Univision Communications, Inc. - Class A*             8,435,263
--------------------------------------------------------------------------------
Total Common Stock (cost $581,819,449)                               762,409,677
--------------------------------------------------------------------------------
U.S. Government Agencies - 8.9%
                 Fannie Mae
  $ 30,000,000      5.41%, 8/7/98                                     29,833,192
                 Freddie Mac:
    19,200,000      5.85%, 7/1/98                                     19,200,000
    25,000,000      5.44%, 7/10/98                                    24,966,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $73,999,192)           73,999,192
--------------------------------------------------------------------------------
Total Investments (total cost $655,818,641) - 100.9%                 836,408,869
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.9%)      (7,701,326)
--------------------------------------------------------------------------------
Net Assets - 100%                                                  $ 828,707,543
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                 June 30, 1998

Country                     % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Canada                                   2.2%                     $   18,140,999
Netherlands                              2.2%                         18,503,285
Switzerland                              1.4%                         11,558,618
United Kingdom                           1.6%                         13,032,828
United States++                         92.6%                        775,173,139
--------------------------------------------------------------------------------
Total                                  100.0%                     $  836,408,869
================================================================================
++Includes Short-Term Securities (83.8% excluding Short-Term Securities)


                           Forward Currency Contracts
                             Open at June 30, 1998

Currency Sold and                Currency           Currency         Unrealized
Settlement Date                 Units Sold        Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 9/16/98             5,900,000         $ 9,791,050       ($45,530)
Dutch Guilder 7/23/98            13,000,000           6,387,892          27,267
--------------------------------------------------------------------------------
Total                                               $16,178,942       ($18,263)
================================================================================

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   3

    JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO Portfolio Manager, James P. Goff

     I'm pleased to report that Janus Aspen Aggressive Growth Portfolio continued to gain momentum during the six-month period ended June 30, 1998. The Portfolio returned 17.27% for the Institutional Shares and 16.98% for the Retirement Shares, compared with the S&P MidCap 400 Index, which gained 8.63%. All returns include reinvested dividends. The average annual total returns for the period ended June 30, 1998, follow on the next page.

     The Portfolio's turnaround, which began late in 1997 and continued through the first and second quarters of '98, was the result of remaining true to my investment discipline. I continued to focus on midsize companies with dominant market presence and prospects for rapid growth. As the market began to recognize the true value of many of our companies, the Portfolio steadily gained ground.

     Despite our strong performance, investors continued to favor the liquidity of big, brand-name companies, causing large cap stocks to again outperform the broad mid cap universe. But as financial difficulties in Asia lingered, corporate earnings for many larger, multinational companies began to slow. However, I focus on companies that are relatively insulated from macroeconomic events and believe the market will continue to realize the value of our small and mid cap companies.

--------------------------------------------------------------------------------
Portfolio Asset Mix                     June 30, 1998     December 31, 1997
Equities                                    97.6%               97.0%
  Foreign                                   10.9%               13.6%
Number of Stocks                              57                  68
Top 10 Equities                             41.4%               41.5%
Cash & Cash Equivalents                      2.4%                3.0%
--------------------------------------------------------------------------------

Increased Focus on Technology, Drug Stocks

     The only major change to the Portfolio was an increase in our technology weighting, which remains underweighted relative to its benchmark. I began to selectively build these positions during the sell-off late in 1997 and further increased them when technology stocks dropped again in the second quarter of '98. My strategy was to uncover companies that have low risk relative to their growth rate. This paid off in the form of stellar results from America Online, Vitesse Semiconductor, and Cadence Design Systems.

     An enhanced research effort allowed us to increase our focus on the mid cap pharmaceutical sector. As a result, we uncovered some new names, including ALZA Corporation, Medimmune, Inc., and Watson Pharmaceuticals. The product pipelines of all three show signs of promise; therefore, I look for these stocks to be solid long-term performers.

Education Evolves as a Theme

     A new name and strong performer in the Portfolio was ITT Educational Services, which offers technology-oriented post-secondary degree programs. Another solid stock, and a position I significantly increased, was Apollo Group. This company provides accredited degree programs through its subsidiaries, which include the University of Phoenix.

     Aside from Apollo's strong gains, my optimism for the stock comes from the increasing demand for graduate degrees among working adults and the fact that Apollo is uniquely focused on catering to this audience. In addition, the company is not burdened with many of the costs typically associated with higher education. It leases its office space, has a revenue-generating online library, and employs a part-time teaching staff, which relieves it of retirement and insurance plan expenses. Furthermore, students are required to pay tuition in advance, generating significant free cash flow for the business. Both Apollo and ITT are benefiting from a rise in compensation for college graduates versus high school graduates, essentially giving their students a higher return on their invested tuition dollar.

     Also among the Portfolio's top performers was PizzaExpress, a UK-based holding. This company has consistently produced industry-leading same-store sales growth and profit margins. Further boosting the stock was the introduction of PizzaExpress restaurants into Continental Europe and the launch of a second concept, Pasta Milano, in the UK. These initiatives have met with early success, and I anticipate positive results going forward.

     Although the overall performance of the Portfolio was strong, there were some stocks that underperformed. Our media stocks encountered a bad stretch in April and May before bouncing back late in the second quarter. Clear Channel Communications, a U.S. broadcasting and billboard company, suffered from a bidding war (which it won) to acquire Moore Group, a British-based outdoor advertising company. Chancellor Media, a radio broadcasting corporation, experienced turbulence as a result of internal conflicts that included the hasty departure of its CEO. And Heftel Broadcasting, a Spanish language radio broadcasting company, weakened from concerns regarding the potential emergence of a new competitor. I remain optimistic about the long-term prospects for all of these companies and continue to hold our positions.

Future of Small and Mid Caps Looks Good

     It's noteworthy that we are seeing a slowdown in the corporate earnings of large cap companies, even though the economy continues to expand at a robust pace. This may be a sign of a profound shift in trends. I believe the downturn in Asia will continue to rein in larger companies' earnings growth. However, our discipline of focusing on all-weather companies has not only produced some solid results for the first half, but our returns have picked up dramatically during the past year - despite a less than favorable backdrop in small and midsize stocks. Therefore, I remain confident that our companies can continue to log solid results.

     In closing, I'd like to thank you for your investment in Janus Aspen Aggressive Growth Portfolio.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   4

    JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO Portfolio Manager, James P. Goff

--------------------------------------------------------------------------------
Average Annual Total Return(1)
For the Periods Ended June 30, 1998
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                          28.74%
  From Inception                                  21.04%
--------------------------------------------------------------------------------
S&P MidCap 400 Index
  1 Year                                          27.10%
  From Inception Date of Institutional Shares     18.01%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                          28.11%
  From Inception                                  40.50%
--------------------------------------------------------------------------------

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.


       JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 97.6%
--------------------------------------------------------------------------------
Advertising Sales - 3.2%
        98,995   HA-LO Industries, Inc.*                           $   3,081,219
       611,239   Outdoor Systems, Inc.*                               17,114,692
--------------------------------------------------------------------------------
                                                                      20,195,911
--------------------------------------------------------------------------------
Advertising Services - 0.3%
        44,955   Snyder Communications, Inc.*                          1,978,020
--------------------------------------------------------------------------------
Airlines - 1.1%
       199,623   Ryanair Holdings PLC (ADR)*                           7,111,569
--------------------------------------------------------------------------------
Cable Television - 2.2%
       166,780   Comcast Corp. - Special Class A                       6,770,226
       158,960   MediaOne Group, Inc.*                                 6,984,305
--------------------------------------------------------------------------------
                                                                      13,754,531
--------------------------------------------------------------------------------
Cellular Telecommunications - 0.9%
       294,100   Western Wireless Corp. - Class A                      5,863,619
--------------------------------------------------------------------------------
Circuits - 5.1%
       264,625   SIPEX Corp.*                                          5,689,438
       849,855   Vitesse Semiconductor Corp.*                         26,239,273
--------------------------------------------------------------------------------
                                                                      31,928,711
--------------------------------------------------------------------------------
Commercial Banks - 5.6%
        11,565   M & T Bank Corp.                                      6,407,010
       124,235   Northern Trust Corp.                                  9,472,919
       247,615   Star Banc Corp.                                      15,816,408
        45,835   U.S. Trust Corp.                                      3,494,919
--------------------------------------------------------------------------------
                                                                      35,191,256
--------------------------------------------------------------------------------
Commercial Services - 6.1%
        55,400   Gartner Group, Inc. - Class A*                        1,939,000
       184,766   HealthCare Financial Partners, Inc.*                 11,328,465
       608,853   Paychex, Inc.                                        24,772,706
--------------------------------------------------------------------------------
                                                                      38,040,171
--------------------------------------------------------------------------------
Computer Software - 3.5%
       564,533   Cadence Design Systems, Inc.*                        17,641,656
       160,240   Parametric Technology Co.*                            4,346,510
--------------------------------------------------------------------------------
                                                                      21,988,166
--------------------------------------------------------------------------------
Cruise Lines - 1.3%
        99,100   Royal Caribbean Cruises, Ltd.                         7,878,450
--------------------------------------------------------------------------------
Diversified Financial Services - 0.5%
       132,310   American Capital Strategies, Ltd.                 $   3,026,591
--------------------------------------------------------------------------------
Diversified Operations - 0.5%
       246,130   Metromedia International Group, Inc.*                 2,938,177
--------------------------------------------------------------------------------
Drug Delivery Systems - 0.9%
       127,375   ALZA Corp.*                                           5,508,969
--------------------------------------------------------------------------------
Electric - Generation - 1.9%
       229,190   AES Corp.*                                           12,046,799
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 1.3%
       251,755   Maxim Integrated Products, Inc.*                      7,977,487
--------------------------------------------------------------------------------
Finance - Consumer Loans - 1.0%
       228,550   Medallion Financial Corp.                             6,285,125
--------------------------------------------------------------------------------
Finance - Credit Card - 0.7%
        32,100   Capital One Financial Corp.                           3,986,419
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 1.0%
       192,460   Charles Schwab Corp.                                  6,254,950
--------------------------------------------------------------------------------
Finance - Mortgage Loan Banker - 0.6%
       352,375   Capital Trust - Class A*                              3,391,609
--------------------------------------------------------------------------------
Finance - Other Services - 0.5%
        64,835   Newcourt Credit Group, Inc. - New York Shares         3,189,072
--------------------------------------------------------------------------------
Golf - 0.5%
       113,887   Family Golf Centers, Inc.*                            2,882,765
--------------------------------------------------------------------------------
Human Resources - 2.2%
     1,211,682   Capita Group PLC**                                   10,421,819
        54,445   Robert Half International, Inc.*                      3,042,114
--------------------------------------------------------------------------------
                                                                      13,463,933
--------------------------------------------------------------------------------
Internet Content - 0.5%
        65,015   At Home Corp. - Class A*                              3,076,022
--------------------------------------------------------------------------------
Internet Software - 3.0%
       175,285   America Online, Inc.*                                18,580,210
--------------------------------------------------------------------------------
Medical - Biomedical and Genetic - 0.4%
        66,095   Incyte Pharmaceuticals, Inc.*                         2,255,492
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   5

       JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Medical - Drugs - 2.4%
       219,105   MedImmune, Inc.*                                  $  13,666,674
        33,410   Sepracor, Inc.*                                       1,386,515
--------------------------------------------------------------------------------
                                                                      15,053,189
--------------------------------------------------------------------------------
Medical - Generic Drugs - 1.0%
       127,470   Watson Pharmaceuticals, Inc.*                         5,951,256
--------------------------------------------------------------------------------
Medical Instruments - 3.9%
        50,375   Cyberonics, Inc.                                        535,234
       274,115   Sofamor Danek Group, Inc.*                           23,728,080
--------------------------------------------------------------------------------
                                                                      24,263,314
--------------------------------------------------------------------------------
Music/Clubs - 1.8%
       249,858   SFX Entertainment, Inc. - Class A*                   11,462,236
--------------------------------------------------------------------------------
Pharmacy Services - 4.6%
       746,155   Omnicare, Inc.                                       28,447,159
--------------------------------------------------------------------------------
Property and Casualty Insurance - 3.7%
       165,520   Progressive Corp.                                    23,338,320
--------------------------------------------------------------------------------
Radio - 13.4%
       435,725   Capstar Broadcasting Corp. - Class A                 10,947,591
       487,675   Chancellor Media Corp.*                              24,216,112
       115,265   Clear Channel Communications, Inc.*                  12,578,293
       598,300   Heftel Broadcasting Corp. - Class A*                 26,773,925
       156,890   Jacor Communications, Inc.*                           9,256,510
--------------------------------------------------------------------------------
                                                                      83,772,431
--------------------------------------------------------------------------------
Resorts and Theme Parks - 1.7%
       159,575   Premier Parks, Inc.*                                 10,631,684
--------------------------------------------------------------------------------
Retail - Building Products - 1.0%
       127,782   Fastenal Co.                                          5,933,877
--------------------------------------------------------------------------------
Retail - Catalog Shopping - 1.2%
       260,832   MSC Industrial Direct Co., Inc. - Class A*            7,433,712
--------------------------------------------------------------------------------
Retail - Drug Store - 0.4%
        70,495   CVS Corp.                                             2,744,899
--------------------------------------------------------------------------------
Retail - Pubs - 3.4%
     4,463,748   J.D. Wetherspoon PLC**                               21,486,802
--------------------------------------------------------------------------------
Retail - Restaurants - 4.1%
     1,807,589   PizzaExpress PLC**                                   25,756,318
--------------------------------------------------------------------------------
Schools - 7.9%
     1,026,156   Apollo Group, Inc. - Class A*                        33,927,283
       485,565   ITT Educational Services, Inc.*                      15,659,471
--------------------------------------------------------------------------------
                                                                      49,586,754
--------------------------------------------------------------------------------
Television - 2.3%
       389,873   Univision Communications, Inc. - Class A*            14,522,769
-------------------------------------------------------------------------------
Total Common Stock (cost $445,990,980)                               609,178,744
--------------------------------------------------------------------------------
U.S. Government Agencies - 4.3%
                 Fannie Mae
  $ 15,000,000      5.41%, 8/7/98                                     14,916,596
                 Freddie Mac
    12,200,000      5.85%, 7/1/98                                     12,200,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $27,116,596)           27,116,596
--------------------------------------------------------------------------------
Total Investments (total cost $473,107,576) - 101.9%                 636,295,340
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.9%)     (11,846,200)
--------------------------------------------------------------------------------
Net Assets - 100%                                                  $ 624,449,140
--------------------------------------------------------------------------------


                       Summary of Investments by Country
                                 June 30, 1998

Country                     % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Canada                                   0.5%                     $    3,189,072
Ireland                                  1.1%                          7,111,569
United Kingdom                           9.1%                         57,664,939
United States++                         89.3%                        568,329,760
--------------------------------------------------------------------------------
Total                                  100.0%                     $  636,295,340
================================================================================
++Includes Short-Term Securities (85.1% excluding Short-Term Securities)


                           Forward Currency Contracts
                             Open at June 30, 1998

Currency Sold and                Currency           Currency         Unrealized
Settlement Date                 Units Sold        Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 7/10/98             5,208,000         $ 8,677,049      ($216,335)
British Pound 8/13/98             1,015,000           1,687,640        (47,401)
British Pound 8/14/98             2,800,000           4,655,560        (82,040)
British Pound 10/7/98             9,600,000          15,912,000           4,800
British Pound 11/4/98             5,500,000           9,101,400        (64,900)
--------------------------------------------------------------------------------
Total                                               $40,033,649      ($405,876)
================================================================================

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   6

JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO Portfolio Manager, Scott W. Schoelzel

     Janus Aspen Capital Appreciation Portfolio returned an impressive 31.08% for its Institutional Shares and 30.82% for its Retirement Shares during the six months ended June 30, 1998. In comparison, the S&P 500 Index gained 17.72%. All returns include reinvested dividends. The average annual total returns for the period ended June 30, 1998, follow on the next page.

     Low interest rates and benign inflation provided a positive backdrop for the Portfolio, particularly during the first three months of the period. However, in the second quarter, volatility increased as renewed financial turmoil in Asia and perceptions of the Federal Reserve Board's bias toward raising interest rates came into play. Nonetheless, the solid fundamentals on which I base my investment selections, including strong management, product development, and expanding market share, helped our stocks prevail. With these fundamentals intact and barring any sudden change in the interest rate and inflationary environments, I believe these companies should continue to prosper despite market volatility.

Barbell Strategy Adds Balance

     The Portfolio's "barbell" strategy continued to work well. Typically, I start with larger companies that have demonstrated more predictable earnings, mature management, and distribution systems, such as Microsoft, Gillette, and Pfizer. Then I balance these ideas by selectively adding emerging growth leaders
- smaller, more aggressive companies in the earlier stages of development - like At Home, a network management company and cable Internet service provider, and Chancellor Media, a growing media and radio conglomerate. But no matter what their size, all of the Portfolio's companies share several distinct characteristics: dynamic growth prospects, uniquely positioned product lines, and competitive positions in their industries.

Top Performers in Sync With Trends

     Our substantial weightings in the pharmaceutical, financial, and technology sectors - areas I believe offer the most dynamic prospects for growth - continued to drive the Portfolio's performance. The reason for this is simple:
These industries' products and services stand to benefit from broad-based demographic and economic trends in the U.S. and abroad. Currently, the pharmaceutical industry epitomizes the strength of these trends. By embracing new technology, a much-expanded product pipeline is effectively created that will treat a host of ailments. Combine this with an aging population and burgeoning acceptance of drug therapies, and many industry leaders are well positioned to increase revenue and gain further market share. Capturing the limelight during the first half were Warner-Lambert and Pfizer for their successful introduction of new products, which helped the companies post gains of more than 45%.

     Among our strongest-performing financial stocks was BankAmerica, which recently announced its plans to merge with NationsBank, creating the second largest banking franchise in the U.S. A visit with BankAmerica's CEO shortly after the announcement fueled my optimism about this union and confirmed that both of these companies are very much in line with where I believe the future of banking is heading - toward electronic and online banking. I also feel their demographic and geographic footprints complement each other. For example, the offices of the combined banks will extend virtually coast to coast, and their services will meet the needs of a larger client base, from individuals to businesses large and small.

     Despite some weakness in the technology sector caused primarily by the reemergence of Asian concerns and several negative earnings preannouncements, our technology holdings held up very well and even rallied toward the end of the period. Recording significant gains were Microsoft, America Online, and Dell Computer.

     In regard to Microsoft specifically, we continue to monitor the government's antitrust suit against the software giant. A meeting with Microsoft's attorneys to discuss their view of the situation left us feeling confident the company has a strong case based on legal precedent. Our confidence was further boosted upon a U.S. Appeals Court's recent decision to support the company's integration of its Internet browser on its Windows 95 operating system.

     Market volatility caused many investors to turn toward the safety of larger, more established companies, resulting in a downturn for some of our small, high P/E stocks. CBT Group, a company that provides interactive education software for businesses, and Level 3 Communications, a telecommunications and information services company, were among those that suffered what I believe to be temporary setbacks. Yet, because the fundamentals of these companies remain strong, I'm optimistic about their long-term prospects and continue to hold on to the positions.

--------------------------------------------------------------------------------
Portfolio Asset Mix                     June 30, 1998     December 31, 1997
Equities                                    86.8%               81.0%
  Foreign                                    8.6%                7.2%
Top 10 Equities                             41.2%               42.4%
Number of Stocks                              35                  33
Cash & Cash Equivalents                     13.2%               19.0%
--------------------------------------------------------------------------------

Continue to Uncover Great Ideas

     My outlook for the U.S. and global economies is positive. I believe the persistence of financial instability in Asia will keep interest rates in check and inflation under control. At the same time, heightened problems in the Far East have increased fears about earnings pressure for companies with Asian exposure. Many of our companies, however, have proven resilient to this pressure because of their strengths in other geographies. For them, the Asian crisis may actually prove to be an opportunity to gain market share in weaker economies. As in the past, we'll continue to look for such companies - those whose business fundamentals transcend the vagaries of the marketplace.

     Thank you for your continued investment in Janus Aspen Capital Appreciation Portfolio.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   7

JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO Portfolio Manager, Scott W. Schoelzel

--------------------------------------------------------------------------------
Average Annual Total Return(1)
For the Periods Ended June 30, 1998
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/97)
  1 Year                                          41.24%
  From Inception                                  54.37%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                          30.17%
  From Inception Date of Institutional Shares     36.91%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                          40.63%
  From Inception                                  53.69%
--------------------------------------------------------------------------------

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

      JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 86.8%
--------------------------------------------------------------------------------
Applications Software - 0.6%
         2,300   Intuit, Inc.*                                     $     140,875
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 2.4%
         9,725   Ford Motor Co.                                          573,775
--------------------------------------------------------------------------------
Cable Television - 2.4%
        15,270   Tele-Communications, Inc. - Class A*                    586,941
--------------------------------------------------------------------------------
Computer Software - 4.9%
        10,900   Microsoft Corp.*                                      1,181,287
--------------------------------------------------------------------------------
Computers - Integrated Systems - 2.4%
        11,640   Saville Systems Ireland PLC (ADR)*                      583,455
--------------------------------------------------------------------------------
Computers - Memory Devices - 4.4%
        25,762   VERITAS Software Corp.*                               1,065,903
--------------------------------------------------------------------------------
Computers - Micro - 2.3%
         5,863   Dell Computer Corp.*                                    544,160
--------------------------------------------------------------------------------
Cosmetics and Toiletries - 3.8%
        15,950   Gillette Co.                                            904,166
--------------------------------------------------------------------------------
Data Processing and Management - 2.1%
         7,730   LHS Group, Inc.*                                        509,214
--------------------------------------------------------------------------------
Diversified Operations - 1.9%
         9,880   CBS Corp.                                               313,690
         1,430   General Electric Co.                                    130,130
--------------------------------------------------------------------------------
                                                                         443,820
--------------------------------------------------------------------------------
Educational Software - 2.5%
        11,270   CBT Group PLC (ADR)*                                    602,945
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 2.6%
        10,690   Texas Instruments, Inc.                                 623,361
--------------------------------------------------------------------------------
Finance - Credit Card - 4.0%
         8,390   American Express Co.                                    956,460
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 5.4%
         3,375   Merrill Lynch & Co., Inc.                               311,344
        10,945   Morgan Stanley, Dean Witter, Discover and Co.         1,000,099
--------------------------------------------------------------------------------
                                                                       1,311,443
--------------------------------------------------------------------------------
Finance - Other Services - 1.6%
         8,055   Newcourt Credit Group, Inc. - New York Shares     $     396,205
--------------------------------------------------------------------------------
Internet Content - 2.8%
        14,205   At Home Corp. - Class A*                                672,074
--------------------------------------------------------------------------------
Internet Software - 9.6%
        15,285   America Online, Inc.*                                 1,620,210
        15,240   Exodus Communications, Inc.*                            681,990
--------------------------------------------------------------------------------
                                                                       2,302,200
--------------------------------------------------------------------------------
Medical - Biomedical and Genetic - 1.0%
         7,065   Incyte Pharmaceuticals, Inc.*                           241,093
--------------------------------------------------------------------------------
Medical - Drugs - 6.9%
         8,965   Eli Lilly and Co.                                       592,250
         7,519   Pfizer, Inc.                                            817,221
         3,504   Warner-Lambert Co.                                      243,090
--------------------------------------------------------------------------------
                                                                       1,652,561
--------------------------------------------------------------------------------
Money Center Banks - 4.4%
        10,720   BankAmerica Corp.                                       926,610
           948   Citicorp                                                141,489
--------------------------------------------------------------------------------
                                                                       1,068,099
--------------------------------------------------------------------------------
Multi-line Insurance - 1.8%
         2,920   American International Group, Inc.                      426,320
--------------------------------------------------------------------------------
Multimedia - 0.8%
         2,325   Time Warner, Inc.                                       198,642
--------------------------------------------------------------------------------
Networking Products - 3.0%
         7,865   Cisco Systems, Inc.*                                    724,072
--------------------------------------------------------------------------------
Radio - 2.1%
        10,210   Chancellor Media Corp.*                                 506,990
--------------------------------------------------------------------------------
Retail - Building Products - 2.7%
         7,880   Home Depot, Inc.                                        654,532
--------------------------------------------------------------------------------
Super - Regional Banks - 3.0%
        16,905   U.S. Bancorp                                            726,915
--------------------------------------------------------------------------------
Telecommunication Equipment - 2.0%
         8,455   Northern Telecom, Ltd.                                  479,821
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   8

      JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Telecommunication Services - 3.4%
         8,060   Level 3 Communications, Inc.*                     $     596,440
         6,035   Qwest Communications International, Inc.*               210,471
--------------------------------------------------------------------------------
                                                                         806,911
--------------------------------------------------------------------------------
Total Common Stock (cost $16,418,156)                                 20,884,240
--------------------------------------------------------------------------------
U.S. Government Agency - 8.7%
                 Freddie Mac
  $  2,100,000      5.85%, 7/1/98 (amortized cost $2,100,000)          2,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $18,518,156) - 95.5%                    22,984,240
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 4.5%          1,080,137
--------------------------------------------------------------------------------
Net Assets - 100%                                                  $  24,064,377
--------------------------------------------------------------------------------


                       Summary of Investments by Country
                                 June 30, 1998

Country                     % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Canada                                   3.8%                     $      876,027
Ireland                                  5.2%                          1,186,400
United States++                         91.0%                         20,921,813
--------------------------------------------------------------------------------
Total                                  100.0%                     $   22,984,240
================================================================================
++Includes Short-Term Securities (81.9% excluding Short-Term Securities)

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   9

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO Portfolio Manager, Helen Young Hayes

     During the six-month period ended June 30, 1998, Janus Aspen International Growth Portfolio returned 22.22% for its Institutional Shares and 21.89% for its Retirement Shares versus a 15.93% gain for the Morgan Stanley International EAFE Index. All returns include reinvested dividends. The average annual total returns for the period ended June 30, 1998, follow on the next page.

     Before discussing our performance in greater detail, I would like to announce a very positive development regarding management of the Portfolio - the promotion of Laurence Chang from assistant portfolio manager to co-manager. I am pleased to see my colleague of five years take on this additional responsibility, and believe it is in the best long-term interest for the Portfolio's continued success.

Asia Struggles as Europe Excels

     The Portfolio's solid performance was particularly impressive given the volatility of the foreign markets during the first half. The continued decline of Asian economies, underscored by the breakdown of the yen and Japan's first official recession in 20 years, was very much in line with our expectations. However, because our exposure to Asia was limited, its impact on the Portfolio's performance was minimal.

     Our focus on European stocks, which comprised approximately 80% of the Portfolio, drove our impressive gains. Economic growth in Europe continues to be aided by the pending European Monetary Union (EMU), as well as a move on the part of a growing number of individual companies toward the corporate reforms, such as restructuring, that have so well served American businesses.

     Latin America was somewhat bruised by emerging market fears, particularly those regarding renewed turmoil in Asia. A general increase in the risk premium of emerging market stocks caused Latin American markets to suffer. However, economic reform in the region continues, and we remain optimistic about high-quality franchise names, such as Groupo Televisa and Telebras.

--------------------------------------------------------------------------------
Portfolio Asset Mix                     June 30, 1998     December 31, 1997
Equities                                    93.8%               91.6%
  Foreign                                   92.6%               90.1%
Number of Stocks                             201                 188
Top 10 Equities                             17.4%               22.9%
Cash & Fixed-Income Securities               6.2%                8.4%
--------------------------------------------------------------------------------

Top Performers Embrace Trends

     Our longtime holding in Philips Electronics, a Netherlands-based manufacturer of semiconductors and consumer electronics, was a standout during the period. The company's cost-cutting plans appear to be well ahead of expectations. Additionally, its embracing of global economic trends, such as the enhancement of shareholder value and the rapid restructuring of its business portfolio, helped boost returns. Most recently, Philips announced the sale of PolyGram, its entertainment unit - a clear sign of the company's commitment to spin off its non-core divisions.

     The Portfolio's telecommunications holdings also did well, with exceptional results from our telecommunications equipment manufacturers, including Nokia and Ericsson, as well as Mannesmann, a German industrial and telecommunications service provider recently added to the Portfolio. These companies are benefiting from deregulation and increased demand for second lines because of Internet and data traffic. We anticipate increased investment opportunities to evolve as new entrants take on the industry's European monopoly operators. And in terms of growth, we view the most exciting markets as Italy and Scandinavia.

     We also benefited from our exposure to pharmaceutical stocks. Our enthusiasm for drug companies was fueled by the continued shortening of product development times and consolidation within the industry. An increase in drug pipelines also helped accelerate the earnings of several pharmaceutical companies, particularly in Europe. This included Irish-based Elan, a position we significantly increased during the half, and Schering, a German pharmaceutical company recently added to the Portfolio.

     Although the Portfolio performed well overall, the first half was not without its disappointments. Powerscreen, a manufacturer of equipment for the mining, construction, and waste disposal industries, reported weak earnings because of accounting issues at one of its primary subsidiaries. As a result, we elected to sell this stock at a loss.

Global Outlook Good Despite Volatility

     Uncertainties about Asian currency devaluations, global macroeconomic trends, and excessive economic growth in the U.S. have contributed to the recent nervousness in the markets. While we believe volatility is likely to continue, our outlook for global markets is cautiously optimistic. The resurgence of financial turbulence in Asia and a sharp decrease in commodity prices have helped reduce global inflationary pressures, which should support a positive interest rate environment going forward. In addition, as Europe continues to move toward government deregulation, corporate restructuring, and industry consolidation, we look for earnings growth, as well as stock prices, among European companies to accelerate.

     Thank you for your continued investment in Janus Aspen International Growth Portfolio.

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT  10

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO Portfolio Manager, Helen Young Hayes

--------------------------------------------------------------------------------
Average Annual Total Return(1)
For the Periods Ended June 30, 1998
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/2/94)
  1 Year                                          22.42%
  From Inception                                  22.58%
--------------------------------------------------------------------------------
Morgan Stanley Capital International EAFE Index(2)
  1 Year                                           6.10%
  From Inception Date of Institutional Shares      8.23%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                          21.82%
  From Inception                                  29.10%
--------------------------------------------------------------------------------

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

(2) Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. EAFE stands for Europe, Australasia, and the Far East. Neither the U.S. market nor the emerging markets of Latin America and Eastern Europe are represented in EAFE.

      JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 90.9%
--------------------------------------------------------------------------------
Airlines - 0.6%
        25,617   Deutsche Lufthansa A.G.**                         $     645,025
        14,454   SAS Danmark A/S                                         290,046
        14,254   SAS Norge A.S.A. - Class B                              243,339
        19,873   SAS Sverige A.B.**                                      356,346
--------------------------------------------------------------------------------
                                                                       1,534,756
--------------------------------------------------------------------------------
Appliances - 1.3%
       195,770   Electolux A.B. - Series B**                           3,363,093
--------------------------------------------------------------------------------
Audio and Video Products - 1.6%
        49,000   Sony Corp.**                                          4,219,113
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 2.4%
           860   Bayerische Motoren Werke (BMW) A.G.**                   869,512
           258   Bayerische Motoren Werke (BMW) A.G. - New**             257,281
        36,000   Honda Motor Co., Ltd.**                               1,281,401
        52,007   Renault S.A.**                                        2,958,174
           920   Volkswagen A.G.**                                       888,382
--------------------------------------------------------------------------------
                                                                       6,254,750
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 0.3%
         6,602   Valeo S.A.**                                            674,829
--------------------------------------------------------------------------------
Beverages - Non-Alcoholic - 0.1%
        13,650   Coca-Cola Femsa S.A. (ADR)                              237,169
--------------------------------------------------------------------------------
Beverages - Wine and Spirits - 0.8%
       179,618   Diageo PLC**                                          2,132,313
--------------------------------------------------------------------------------
Brewery - 1.0%
        40,465   Companhia Cervejaria Brahma (ADR)                       505,813
        24,060   Fomento Economico Mexicano, S.A. de C.V.                749,697
       146,000   Kirin Brewery Co., Ltd.**                             1,378,100
--------------------------------------------------------------------------------
                                                                       2,633,610
--------------------------------------------------------------------------------
Broadcast Services and Programming - 1.8%
        82,980   Grupo Televisa S.A. (GDR)*                            3,122,123
       104,666   Modern Times Group A.B.**                             1,345,246
--------------------------------------------------------------------------------
                                                                       4,467,369
--------------------------------------------------------------------------------
Building - Heavy Construction - 0.2%
         5,229   Compagnie Francaise d'Etudes et
                  de Construction Technip**                              639,135
--------------------------------------------------------------------------------
Building Products - Cement and Aggregate - 0.3%
        20,336   Cimpor-Cimentos de Portugal, S.A.                 $     714,490
--------------------------------------------------------------------------------
Cellular Telecommunications - 2.9%
        10,597   Cellular Communications International, Inc.*            528,525
       788,000   China Telecom, Ltd.*,+                                1,367,813
        12,858   Millicom International Cellular S.A.*                   562,538
         2,643   Telecel-Comunicacaoes Pessoais S.A.                     469,307
       472,870   Telecom Italia Mobile S.p.A.                          2,885,290
       227,218   Telecom Italia S.p.A.                                 1,660,083
--------------------------------------------------------------------------------
                                                                       7,473,556
--------------------------------------------------------------------------------
Chemicals - Diversified - 3.2%
        19,022   Akzo Nobel N.V.**                                     4,228,520
        12,167   BASF A.G.**                                             578,006
        26,513   Hoechst A.G.**                                        1,332,969
        71,986   Imperial Chemical Industries PLC**                    1,155,445
       830,000   SNIA BPD S.p.A.+                                      1,014,182
--------------------------------------------------------------------------------
                                                                       8,309,122
--------------------------------------------------------------------------------
Chemicals - Specialty - 0.4%
        41,000   Rhodia S.A.**                                         1,143,329
--------------------------------------------------------------------------------
Closed-End Funds - 0.1%
           163   Romania Investment Fund+                                167,872
--------------------------------------------------------------------------------
Commercial Banks - 2.0%
        18,522   Banco Central Hispanoamericano                          583,160
         4,575   BG Bank A/S                                             283,354
        40,500   Corporacion Bancaria de Espana S.A.                     910,053
         7,819   Credit Commercial de France**                           658,262
        64,894   Credito Italiano S.p.A.                                 337,293
        52,022   Den norske Bank A.S.A.                                  272,532
         6,793   Erste Bank Der Oesterreichischen
                  Sparkassen A.G.+                                       411,891
       101,951   Merita PLC - Class A                                    672,676
        16,369   National Australia Bank, Ltd.                           215,906
        10,995   Royal Bank of Canada                                    666,186
         2,500   Uniao de Bancos Brasileiros S.A. (GDR)                   73,750
--------------------------------------------------------------------------------
                                                                       5,085,063
--------------------------------------------------------------------------------
Commercial Services - 0.1%
        10,190   ICON PLC (ADR)                                          257,298
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   11

      JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Computer Services - 4.8%
         5,390   Atos S.A.*,**                                     $   1,292,667
        21,921   Cap Gemini S.A.**                                     3,444,401
         4,380   ECsoft Group PLC (ADR)                                  141,803
        19,636   Electronisk Databehandling A.S.A.                        75,488
        53,317   Getronics N.V.**                                      2,765,157
        79,550   Logica PLC**                                          2,578,264
        32,373   Misys PLC**                                           1,839,189
         4,060   WM-Data A.B. - Class B**                                141,019
--------------------------------------------------------------------------------
                                                                      12,277,988
--------------------------------------------------------------------------------
Computer Software - 2.1%
         4,633   Cap Gemini N.V.**                                       382,625
        19,844   JBA Holdings PLC**                                      205,280
        38,000   Meitec**                                              1,314,260
        30,535   Merkantildata A.S.A.                                    385,988
            31   NTT Data Corp.**                                      1,119,069
        24,717   Tieto Corp. - Class B                                 1,878,615
--------------------------------------------------------------------------------
                                                                       5,285,837
--------------------------------------------------------------------------------
Computers - Integrated Systems - 1.7%
        26,125   Saville Systems Ireland PLC (ADR)                     1,309,516
       262,008   SEMA Group PLC**                                      3,104,367
--------------------------------------------------------------------------------
                                                                       4,413,883
--------------------------------------------------------------------------------
Consulting Services - 0.1%
         4,319   Mandator A.B.**                                         168,970
--------------------------------------------------------------------------------
Consumer Products - 0.3%
        15,130   Hagemeyer N.V.**                                        654,521
--------------------------------------------------------------------------------
Cosmetics and Toiletries - 0.5%
        86,000   Kao Corp.**                                           1,326,071
--------------------------------------------------------------------------------
Cruise Lines - 0.8%
       437,808   NCL Holdings A.S.A.                                   2,162,356
--------------------------------------------------------------------------------
Diversified Operations - 6.8%
       892,480   First Pacific Co., Ltd.                                 374,335
       157,979   General Electric Co. PLC**                            1,361,432
        45,444   Hays PLC**                                              762,024
         3,849   Lagardere S.C.A.**                                      160,236
        50,549   Ordina N.V.**                                         1,637,576
         4,479   Ratin A/S - B Shares                                    947,642
       695,991   Rentokil Initial PLC**                                5,005,035
       193,468   Siebe PLC**                                           3,863,932
        13,821   Siemens A.G.**                                          843,410
        38,739   Smiths Industries PLC**                                 540,999
            69   Sulzer A.G.**                                            54,452
        12,257   Tomkins PLC**                                            66,516
         5,942   Vivendi**                                             1,268,787
        67,860   Williams PLC**                                          437,045
--------------------------------------------------------------------------------
                                                                      17,323,421
--------------------------------------------------------------------------------
Drug Delivery Systems - 0.9%
        34,377   Elan Corp. PLC (ADR)*                                 2,210,871
--------------------------------------------------------------------------------
Educational Software - 0.6%
        28,250   CBT Group PLC (ADR)                                   1,511,375
--------------------------------------------------------------------------------
Electric - Integrated - 0.6%
         4,344   Companhia Energetica de Minas Gerais (ADR)              132,504
       102,375   Companhia Paranaense de Energia-Copel (ADR)             946,969
        22,474   Endesa S.A.                                             492,522
         7,595   Mosenergo (ADR)+                                         36,076
--------------------------------------------------------------------------------
                                                                       1,608,071
--------------------------------------------------------------------------------
Electric Products - 0%
         2,941   Samsung Electronics+                                     46,688
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Electronic Components - 3.2%
       218,991   Electrocomponents PLC**                           $   1,717,316
        38,547   Philips Electronics N.V.**                            3,240,323
        37,295   Philips Electronics N.V. - N.Y. Shares**              3,170,075
--------------------------------------------------------------------------------
                                                                       8,127,714
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 0.3%
         4,620   ASM Lithography Holding N.V. (ADR)*                     134,269
         7,000   Rohm Co., Ltd.**                                        716,214
--------------------------------------------------------------------------------
                                                                         850,483
--------------------------------------------------------------------------------
Electronic Measuring Instruments - 0.6%
         1,080   Compagnie des Signeaux S.A.**                           103,962
         6,884   Simac Techniek N.V.**                                 1,445,008
--------------------------------------------------------------------------------
                                                                       1,548,970
--------------------------------------------------------------------------------
Fiber Optics - 0%
         5,190   JDS Fitel, Inc.                                          86,468
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 0.5%
       115,000   Nomura Securities Co., Ltd.**                         1,338,177
--------------------------------------------------------------------------------
Finance - Other Services - 0.9%
        42,040   Newcourt Credit Group, Inc.                           2,006,885
         5,985   Newcourt Credit Group, Inc. - New York Shares           294,387
--------------------------------------------------------------------------------
                                                                       2,301,272
--------------------------------------------------------------------------------
Food - Catering - 0.6%
       135,016   Compass Group PLC**                                   1,554,392
--------------------------------------------------------------------------------
Food - Dairy Products - 0%
         2,245   Koninklijke Numico N.V.**                                70,300
--------------------------------------------------------------------------------
Food - Diversified - 1.6%
         9,571   Danone**                                              2,638,899
        76,220   Raisio Group PLC                                      1,383,675
--------------------------------------------------------------------------------
                                                                       4,022,574
--------------------------------------------------------------------------------
Food - Retail - 0.7%
         5,750   Disco S.A. (ADR)*                                       184,000
        39,466   Koninklijke Ahold N.V.**                              1,266,887
        42,280   Santa Isabel S.A. (ADR)                                 465,080
--------------------------------------------------------------------------------
                                                                       1,915,967
--------------------------------------------------------------------------------
Human Resources - 1.8%
       141,400   Capita Group PLC**                                    1,216,198
        38,249   Select Appointments Holdings PLC**                      545,648
        92,590   Select Appointments Holdings PLC (ADR)**              2,731,405
--------------------------------------------------------------------------------
                                                                       4,493,251
--------------------------------------------------------------------------------
Investment Management and Advisory Services - 0.4%
       104,621   Amvescap PLC**                                        1,021,177
--------------------------------------------------------------------------------
Life and Health Insurance - 0.7%
         2,076   Schweizerische Lebensversicherungs-
                  und Rentenanstalt**                                  1,757,361
--------------------------------------------------------------------------------
Machinery - General Industrial - 0.9%
        23,682   Alstom*,**                                              779,473
        15,780   Mannesmann A.G.**                                     1,621,681
--------------------------------------------------------------------------------
                                                                       2,401,154
--------------------------------------------------------------------------------
Medical - Biomedical and Genetic - 0.2%
           294   Ares-Serono Group - Class B**                           408,976
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   12

      JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Medical - Drugs - 6.2%
        90,697   Astra A.B. - Class A**                            $   1,853,757
        18,836   Merck KGaA**                                            844,213
         1,891   NeuroSearch A.S.                                        146,287
         1,336   Novartis A.G.**                                       2,223,127
         3,243   Novo Nordisk A/S - Class B                              447,049
        11,215   Pharmacia & Upjohn, Inc.                                517,292
        28,465   Rhone-Poulenc - Class A**                             1,605,444
            23   Roche Holding A.G.**                                    225,859
         7,449   Sanofi S.A.**                                           875,986
        20,642   Schering A.G.**                                       2,430,107
        35,175   SmithKline Beecham PLC (ADR)                          2,128,088
         2,252   Synthelabo**                                            379,925
        60,000   Takeda Chemical Industries**                          1,595,267
        12,756   Zeneca Group PLC**                                      547,407
--------------------------------------------------------------------------------
                                                                      15,819,808
--------------------------------------------------------------------------------
Medical - Wholesale Drug Distributors - 0%
         3,306   Grupo Casa Autrey S.A. de C.V. (ADR)                     21,489
--------------------------------------------------------------------------------
Medical Products - 0.1%
        19,473   Ortivus A.B. - B Shares*,**                             305,221
--------------------------------------------------------------------------------
Metal Processors and Fabricators - 0.7%
        42,528   Assa Abloy A.B. - Class B**                           1,671,801
--------------------------------------------------------------------------------
Money Center Banks - 9.3%
       411,014   Banca Commerciale Italiana                            2,460,465
     1,527,795   Banca di Roma*                                        3,088,165
         2,534   Banco Bilbao Vizcaya S.A.                               130,267
        21,874   Bank Austria A.G.                                     1,779,166
         4,720   Credit Suisse Group**                                 1,050,230
        33,250   Deutsche Bank A.G.**                                  2,811,000
         9,346   Dresdner Bank A.G.**                                    504,830
        11,897   ING Groep N.V.**                                        779,011
       237,015   Lloyds TSB Group PLC**                                3,327,792
        58,778   National Westminster Bank PLC**                       1,050,341
        28,130   Schroders PLC**                                         725,614
        60,700   Skandinaviska Enskilda Banken - Class A**             1,038,947
        50,691   Standard Chartered PLC**                                581,380
        11,850   UBS A.G.**                                            4,406,218
--------------------------------------------------------------------------------
                                                                      23,733,426
--------------------------------------------------------------------------------
Mortgage Banks - 0.9%
        17,622   Deutsche Pfandbrief-und
                  Hypothekenbank A.G.**                                1,409,733
        29,129   Sparebanken                                             835,127
--------------------------------------------------------------------------------
                                                                       2,244,860
--------------------------------------------------------------------------------
Multi-Line Insurance - 4.0%
         1,557   Allianz A.G.**                                          518,847
            45   Allianz A.G. - New**                                     14,870
        54,463   Assicurazioni Generali                                1,762,652
           290   Baloise Holding, Ltd.**                                 237,459
         7,355   ERGO Versicherungs Gruppe A.G.**                      1,320,208
        14,154   Pohjola Insurance Group - Class B                       701,704
        80,213   Royal & Sun Alliance Insurance Group PLC**              829,110
        58,869   Sampo Insurance Co., Ltd. - Class A                   2,789,754
        27,087   Storebrand A.S.A.*                                      240,035
         3,031   Zurich Versicherungs-Gesellschaft**                   1,934,327
--------------------------------------------------------------------------------
                                                                      10,348,966
--------------------------------------------------------------------------------
Music/Clubs - 0.1%
         3,552   PolyGram N.V.**                                         181,247
--------------------------------------------------------------------------------
Office Furnishings - 0.2%
        19,404   Koninklijke Ahrend Groep N.V.**                         633,375

--------------------------------------------------------------------------------
Oil Companies - Integrated - 2.3%
        22,877   Elf Aquitaine S.A.**                              $   3,216,235
         1,665   Lukoil Holding (ADR)                                     54,971
        17,013   Total S.A.**                                          2,211,736
        13,400   YPF S.A. (ADR)                                          402,838
--------------------------------------------------------------------------------
                                                                       5,885,780
--------------------------------------------------------------------------------
Paper and Related Products - 0%
        11,500   Kimberly-Clark de Mexico, S.A. de C.V. - Class A         40,632
--------------------------------------------------------------------------------
Publishing - Books - 2.2%
        40,117   Wolters Kluwer N.V.**                                 5,506,118
--------------------------------------------------------------------------------
Reinsurance - 0.4%
         1,893   Muenchener Rueckversicherungs-
                  Gesellschaft A.G.**                                    939,665
--------------------------------------------------------------------------------
Retail - Building Products - 0.2%
         2,620   Castorama Dubois Investisse**                           461,076
--------------------------------------------------------------------------------
Retail - Discount - 0%
        36,900   Cifra S.A. de C.V. - Class C                             50,919
        49,371   Cifra S.A. de C.V. - Class V                             74,062
--------------------------------------------------------------------------------
                                                                         124,981
--------------------------------------------------------------------------------
Retail - Diversified - 0.5%
        28,000   Ito-Yokado Co., Ltd.**                                1,317,430
--------------------------------------------------------------------------------
Retail - Pubs - 0%
        14,635   J.D. Wetherspoon PLC**                                   70,447
--------------------------------------------------------------------------------
Retail - Restaurants - 1.0%
       233,071   Tele Pizza S.A.*                                      2,512,033
--------------------------------------------------------------------------------
Security Services - 2.7%
       141,853   Securitas A.B. - Class B**                            6,945,952
--------------------------------------------------------------------------------
Special Purpose Banks - 0.1%
            88   Dexia Belgium (Credit Communal)+                         13,244
         1,114   Dexia France**                                          149,982
--------------------------------------------------------------------------------
                                                                         163,226
--------------------------------------------------------------------------------
Telecommunication Equipment - 2.5%
         9,316   Alcatel Alsthom**                                     1,896,779
         3,205   Alcatel Alsthom (ADR)**                                 130,403
        33,120   Nokia Oyj - Class A                                   2,444,844
        44,930   Telefonaktiebolaget L.M. Ericsson - Class B**         1,312,697
        18,054   Telefonaktiebolaget L.M. Ericsson
                  (ADR) - Class B**                                      516,796
--------------------------------------------------------------------------------
                                                                       6,301,519
--------------------------------------------------------------------------------
Telecommunication Services - 2.3%
        42,480   Clearnet Communications, Inc. - Class A*                467,280
        48,545   COLT Telecom Group PLC**                              1,968,235
       161,670   Energis PLC*,**                                       2,461,644
        21,700   STET Hellas Telecommunications S.A. (ADR)               900,550
--------------------------------------------------------------------------------
                                                                       5,797,709
--------------------------------------------------------------------------------
Telephone - Integrated - 3.8%
        15,980   Companhia de Telecommunicaciones
                  de Chile S.A. (ADR)                                    324,594
        45,141   Global TeleSystems Group, Inc.                        2,200,624
        22,857   Hellenic Telecommunication Organization S.A.+           585,923
           368   Nippon Telegraph & Telephone Corp.**                  3,049,320
        15,700   Nortel Inversora S.A. (ADR)                             390,537
        17,410   Portugal Telecom S.A.                                   922,715
         8,800   Telecom Argentina Stet S.A. (ADR)                       262,350
        21,300   Telefonica de Argentina S.A. (ADR)                      690,919
        18,832   Telefonica de Espana                                    872,159
        11,435   Telefonos de Mexico S.A. (ADR)                          549,595
--------------------------------------------------------------------------------
                                                                       9,848,736
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   13

      JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Textile - Apparel - 0.2%
         5,690   Chargeurs S.A.**                                  $     470,086
--------------------------------------------------------------------------------
Tobacco - 0.3%
         7,535   Empresas La Moderna S.A. de C.V. (ADR)                  178,014
        26,004   Tabacalera S.A. - Class A+                              533,365
--------------------------------------------------------------------------------
                                                                         711,379
--------------------------------------------------------------------------------
Travel Services - 0.2%
            98   Kuoni Reisen A.G. - Class B**                           486,508
--------------------------------------------------------------------------------
Total Common Stock (cost $187,350,853)                               232,738,625
--------------------------------------------------------------------------------
Preferred Stock - 2.7%
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 1.4%
         1,266   Porsche A.G.**                                        3,647,134
--------------------------------------------------------------------------------
Insurance Brokers - 0.4%
         2,142   Marschollek, Lautenschlaeger
                  und Partner A.G.**                                   1,044,279
--------------------------------------------------------------------------------
Retail - Building Products - 0.2%
         7,198   Hornbach Holding A.G.**                                 657,977
--------------------------------------------------------------------------------
Telephone - Integrated - 0.7%
        15,637   Telecomunicacoes Brasileiras S.A. (ADR)               1,707,365
--------------------------------------------------------------------------------
Total Preferred Stock (cost $5,800,577)                                7,056,755
--------------------------------------------------------------------------------
Rights - 0.2%
           580   Baloise Holding, Ltd.** (cost $0)                       474,535
--------------------------------------------------------------------------------
U.S. Government Obligation - 0.3%
  $    700,000   U.S. Treasury Note 5.075%
                    due 10/1/98 (cost $691,047)                          691,103
--------------------------------------------------------------------------------
U.S. Government Agency - 9.8%
                 Freddie Mac
    25,000,000      5.85% 7/1/98
                    (amortized cost $25,000,000)                      25,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $218,842,477) - 103.9%                 265,961,018
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.9%)     (10,072,818)
--------------------------------------------------------------------------------
Net Assets - 100%                                                  $ 255,888,200
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   14

      JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO June 30, 1998 (unaudited)

                       Summary of Investments by Country
                                 June 30, 1998

Country                     % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Argentina                                0.7%                     $    1,930,643
Australia                                0.1%                            215,906
Austria                                  0.8%                          2,191,057
Belgium                                  1.3%                          3,366,430
Brazil                                    --                              13,243
Canada                                   1.3%                          3,521,205
Chile                                    0.3%                            789,673
Denmark                                  0.8%                          2,114,377
Finland                                  3.7%                          9,871,267
France                                  10.2%                         27,159,805
Germany                                  8.7%                         23,179,127
Greece                                   0.5%                          1,486,472
Hong Kong                                0.7%                          1,742,147
Ireland                                  1.9%                          5,031,761
Italy                                    4.9%                         13,208,128
Japan                                    7.0%                         18,654,420
Luxembourg                               0.2%                            562,537
Mexico                                   1.9%                          5,023,697
Netherlands                              9.8%                         26,095,010
Norway                                   1.6%                          4,214,865
Portugal                                 0.8%                          2,106,511
Romania                                  0.1%                            167,872
Russia                                    --                              91,047
South Korea                               --                              46,688
Spain                                    2.3%                          6,033,559
Sweden                                   7.2%                         19,019,843
Switzerland                              5.0%                         13,259,050
United Kingdom                          17.3%                         45,927,133
United States++                         10.9%                         28,937,545
--------------------------------------------------------------------------------
Total                                  100.0%                     $  265,961,018
================================================================================
++Includes Short-Term Securities (1.5% excluding Short-Term Securities)


                           Forward Currency Contracts
                             Open at June 30, 1998

Currency Sold and                Currency           Currency         Unrealized
Settlement Date                 Units Sold        Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 7/10/98               500,000         $   833,050       ($11,550)
British Pound 8/7/98              4,380,000           7,285,254       (165,438)
British Pound 8/13/98               900,000           1,496,430        (42,030)
British Pound 10/7/98             6,220,000          10,309,650       (112,244)
Dutch Guilder 7/17/98             2,000,000             982,367             435
Dutch Guilder 7/23/98               375,000             184,266             (9)
Dutch Guilder 7/31/98             4,625,000           2,273,845          10,429
French Franc 7/23/98              1,043,000             172,371           (174)
French Franc 7/31/98              9,157,000           1,514,129           6,933
French Franc 8/7/98                 800,000             132,336           (507)
French Franc 10/21/98             1,500,000             249,198            (95)
German Deutschemark 7/23/98         260,000             144,052              91
German Deutschemark 11/4/98          29,000              16,165             463
German Deutschemark 11/12/98      1,311,000             731,095           2,376
Japanese Yen 7/23/98            200,700,000           1,442,586         168,816
Japanese Yen 8/7/98              92,800,000             667,041          47,658
Japanese Yen 10/7/98            310,000,000           2,228,455         155,912
Japanese Yen 10/21/98           267,000,000           1,919,387        (16,796)
Japanese Yen 11/4/98            129,500,000             930,958          13,761
Swedish Krona 7/17/98               585,000              73,248              24
Swedish Krona 8/7/98                464,000              58,151             (8)
Swedish Krona 10/7/98            20,451,000           2,569,576          28,019
Swiss Franc 7/10/98                  36,000              23,722           1,123
Swiss Franc 7/17/98                 400,000             263,765          13,243
Swiss Franc 7/23/98                 185,000             122,080           6,623
Swiss Franc 7/31/98                 600,000             396,275          20,392
Swiss Franc 10/7/98                 700,000             465,457           6,878
Swiss Franc 11/4/98                  50,000              33,344           1,305
Swiss Franc 12/2/98               2,229,000           1,490,870          18,269
--------------------------------------------------------------------------------
Total                                               $39,009,123      $  153,899
================================================================================

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   15

  JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO Portfolio Manager, Helen Young Hayes

     Janus Aspen Worldwide Growth Portfolio posted solid gains for the six months ended June 30, 1998, returning 27.02% for the Institutional Shares and 26.71% for the Retirement Shares. In comparison, the Morgan Stanley International World Index gained 16.64%. All returns include reinvested dividends. The average annual total returns for the period ended June 30, 1998, follow on the next page.

Solid Investments Withstand Volatility

     The Portfolio performed well despite heightened global market volatility caused by economic tension in Asia. Its resilience in the face of this turbulence illustrated the strength of our individual investments, regardless of geographic location.

     During the first quarter, investors came to view the Asian crisis as positive for the global economy, helping to keep a cap on inflation and interest rates. However, market jitters resurfaced in the second quarter when the Japanese government announced its country had slipped into a recession. A sharp breakdown in the yen versus the dollar magnified the market's concerns, fanning apprehension of another round of Asian currency devaluations. As a result, investors began to question the potential repercussions on corporate earnings, adding to the volatility in global markets. Fortunately, the effect on the Portfolio was minimized by our limited exposure to the Pacific Rim.

--------------------------------------------------------------------------------
Portfolio Asset Mix                     June 30, 1998     December 31, 1997
Equities                                    96.7%               97.4%
  Foreign                                   73.0%               77.8%
Number of Stocks                             196                 205
Top 10 Equities                             20.1%               21.0%
Cash & Cash Equivalents                      3.3%                2.6%
--------------------------------------------------------------------------------

Portfolio Gains from Thriving European Stocks

     We continued to hold a significant portion of our assets in Europe, where a strong economy supported corporate earnings, thus boosting many of our stocks. Accelerating economic growth throughout the Continent was also aided by the pending European Monetary Union (EMU), corporate restructuring, industry consolidation, and government deregulation. The strong performance of our longtime position in Philips Electronics demonstrated the benefits of several of these themes. Philips continues to restructure its business portfolio, spinning off underperforming units. The company stepped up its transformation with the announced sale of Polygram, its entertainment unit. Philips also introduced a share repurchase program, further demonstrating its commitment to enhancing shareholder value.

     Several of our European financial services stocks also posted solid gains. Among them were Banca Di Roma and Banca Commerciale Italiana, which both benefited from a drop in interest rates. United Bank of Switzerland (UBS) also climbed as investors continued to recognize the value of its expanding asset management business, fueled in part by a growing acceptance of equity investing in Europe.

     Much of Europe's growth was also reflected in its consumer cyclical sector. A standout was Porsche, a manufacturer of high-end German sports cars and a new stock in the Portfolio. We added this position because of the company's strong pricing structure, new model introduction and high consumer demand.

     The Portfolio's European technology stocks posted solid gains as well, withstanding the second-quarter downturn in this sector created by the reemergence of problems in Asia. Increased computer spending driven by the Year 2000 and EMU conversions created a positive backdrop for many of our stocks, including Cap Gemini and Getronics. Among our U.S. technology stocks, Cisco Systems and Microsoft also weathered the Asian storm thanks to their strong business franchises and dominant market positions.

     Our U.S. stocks, in general, posted strong results as inflation and interest rates remained low, company fundamentals and profitability stayed intact, and productivity improved. Latin America, however, did not fare as well, and its markets declined on fears of volatility in emerging countries. Yet, as economic reform continues in this area, I will consider increasing our Latin American weighting by selectively adding high-quality franchise names.

     Despite  its  impressive  performance,  the  Portfolio  was not  immune  to disappointments. Our performance was bruised slightly by Japan's Nippon Telegraph and Telephone, NTT Data, and Sony Corporation, all of which weakened as a result of the continuing malaise in Asia. Fortunately, our travels to the Far East early in the year convinced us to reduce our exposure to the region, and our positions in these stocks were modest.

Bright Future Anticipated for Europe, U.S.

     Overall, I view the global economies with cautious optimism. Europe continues to demonstrate economic strength and growth that has thus far been unencumbered by events in Asia. I will, therefore, continue to capitalize on opportunities created by the monetary convergence and by the growing acceptance of restructuring, consolidation, and shareholder value among European companies. Benign inflation, low interest rates, and strong consumer spending lead me to believe growth in the U.S. will also remain steady.

     Meanwhile, Asia continues to be crippled by economic and political imbalances, with no sign of a near-term recovery. Therefore, I continue to view prospects in the Far East with caution, and will set my sights only on companies that can prosper regardless of the economic climate.

     In closing, I would like to thank you for your continued investment in Janus Aspen Worldwide Growth Portfolio.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   16

  JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO Portfolio Manager, Helen Young Hayes

--------------------------------------------------------------------------------
Average Annual Total Return(1)
For the Periods Ended June 30, 1998
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                          30.47%
  From Inception                                  26.49%
--------------------------------------------------------------------------------
Morgan Stanley Capital International World Index(2)
  1 Year                                          17.03%
  From Inception Date of Institutional Shares     15.02%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                          29.82%
  From Inception                                  37.28%
--------------------------------------------------------------------------------

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

(2) Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.


        JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 95.9%
--------------------------------------------------------------------------------
Agricultural Biotechnology - 1.6%
       676,875   Monsanto Co.                                      $  37,820,391
--------------------------------------------------------------------------------
Airlines - 0.4%
       257,454   Deutsche Lufthansa A.G.**                             6,482,584
       146,971   SAS Danmark A/S                                       2,949,244
        38,144   SAS Norge A.S.A. - Class B                              651,181
--------------------------------------------------------------------------------
                                                                      10,083,009
--------------------------------------------------------------------------------
Appliances - 1.3%
     1,767,025   Electrolux A.B. - Series B**                         30,355,365
--------------------------------------------------------------------------------
Applications Software - 1.1%
       177,170   Intuit, Inc.*                                        10,851,663
       318,585   PeopleSoft, Inc.*                                    14,973,495
--------------------------------------------------------------------------------
                                                                      25,825,158
--------------------------------------------------------------------------------
Audio and Video Products - 1.7%
       475,700   Sony Corp.**                                         40,959,861
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 2.7%
         8,811   Bayerische Motoren Werke (BMW) A.G.**                 8,908,461
         2,643   Bayerische Motoren Werke
                  (BMW) A.G. - New*,**                                 2,635,829
       351,000   Honda Motor Co., Ltd.**                              12,493,712
       546,273   Renault S.A.**                                       31,072,177
         9,094   Volkswagen A.G.**                                     8,781,465
--------------------------------------------------------------------------------
                                                                      63,891,644
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 0.3%
        61,468   Valeo S.A.**                                          6,283,004
--------------------------------------------------------------------------------
Beverages - Non-Alcoholic - 0.1%
       130,720   Coca-Cola Femsa S.A. (ADR)                            2,271,260
--------------------------------------------------------------------------------
Beverages - Wine and Spirits - 0.2%
       408,764   Diageo PLC**                                          4,852,592
--------------------------------------------------------------------------------
Brewery - 0.9%
       385,975   Companhia Cervejaria Brahma (ADR)                     4,824,688
       145,040   Fomento Economico Mexicano, S.A. de C.V.              4,519,368
     1,420,000   Kirin Brewery Co., Ltd.**                            13,403,464
--------------------------------------------------------------------------------
                                                                      22,747,520
--------------------------------------------------------------------------------
Broadcast Services and Programming - 0.5%
       307,275   Grupo Televisa S.A. (GDR)*                           11,561,222
--------------------------------------------------------------------------------
Building - Heavy Constuction - 0.3%
        54,447   Compagnie Francaise d'Etudes et
                  de Construction Technip**                        $   6,655,002
--------------------------------------------------------------------------------
Building Products - Cement and Aggregate - 0.3%
       194,926   Cimpor-Cimentos de Portugal S.A.                      6,848,578
--------------------------------------------------------------------------------
Cable Television - 2.9%
       518,360   Comcast Corp. - Special Class A                      21,042,176
        98,605   MediaOne Group, Inc.*                                 4,332,457
     1,176,175   Tele-Communications, Inc. - Class A*                 45,209,227
--------------------------------------------------------------------------------
                                                                      70,583,860
--------------------------------------------------------------------------------
Cellular Telecommunications - 1.4%
        54,772   Cellular Communications International, Inc.*          2,731,754
     5,108,000   China Telecom, Ltd.*,+                                8,866,481
        14,630   Millicom International Cellular S.A.*                   640,063
     1,041,197   Telecom Italia Mobile S.p.A.                          6,353,026
     2,209,421   Telecom Italia S.p.A.                                16,142,302
--------------------------------------------------------------------------------
                                                                      34,733,626
--------------------------------------------------------------------------------
Chemicals - Diversified - 4.3%
       182,303   Akzo Nobel N.V.**                                    40,525,280
       226,845   E.I. du Pont de Nemours and Co.                      16,928,308
       252,872   Hoechst A.G.**                                       12,713,408
       685,494   Imperial Chemical Industries PLC**                   11,002,844
     7,410,544   SNIA BPD S.p.A.+                                      9,054,992
       411,740   Solutia, Inc.                                        11,811,791
--------------------------------------------------------------------------------
                                                                     102,036,623
--------------------------------------------------------------------------------
Commercial Banks - 1.7%
       191,740   Banco Central Hispanoamericano                        6,036,885
        72,834   BG Bank A/S                                           4,510,996
       402,824   Corporacion Bancaria de Espana S.A.                   9,051,632
        73,554   Credit Commercial de France**                         6,192,327
       414,512   Den norske Bank A.S.A.                                2,171,538
        69,809   Erste Bank Der Oesterreichischen
                  Sparkassen A.G.+                                     4,232,844
       460,598   Merita PLC - Class A                                  3,039,041
        62,921   National Australia Bank, Ltd.                           829,926
        52,856   Royal Bank of Canada                                  3,202,540
        26,390   Uniao de Bancos Brasileiros S.A. (GDR)                  778,505
--------------------------------------------------------------------------------
                                                                      40,046,234
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   17

        JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Computer Services - 5.0%
        70,690   Atos S.A.*,**                                     $  16,953,263
       212,922   Cap Gemini S.A.**                                    33,455,992
       336,036   Getronics N.V.**                                     17,427,694
       746,890   Logica PLC**                                         24,207,161
       322,926   Misys PLC**                                          18,346,209
       270,600   WM-Data A.B. - Class B**                              9,398,959
--------------------------------------------------------------------------------
                                                                     119,789,278
--------------------------------------------------------------------------------
Computer Software - 5.3%
       242,526   JBA Holdings PLC**                                    2,508,859
     1,234,860   Merkantildata A.S.A.                                 15,609,671
       534,400   Microsoft Corp.*                                     57,915,600
           276   NTT Data Corp.**                                      9,963,323
       861,875   Parametric Technology Co.*                           23,378,359
       237,714   Tieto Corp. - Class B                                18,067,443
--------------------------------------------------------------------------------
                                                                     127,443,255
--------------------------------------------------------------------------------
Computers - Integrated Systems - 0.1%
       181,220   SEMA Group PLC**                                      2,147,161
--------------------------------------------------------------------------------
Consumer Products - 0.3%
       154,984   Hagemeyer N.V.**                                      6,704,574
--------------------------------------------------------------------------------
Cosmetics and Toiletries - 0.8%
       105,560   Estee Lauder Companies, Inc. - Class A                7,356,213
       786,000   Kao Corp.**                                          12,119,752
--------------------------------------------------------------------------------
                                                                      19,475,965
--------------------------------------------------------------------------------
Data Processing and Management - 0.1%
        85,410   American Management Systems, Inc.*                    2,556,962
--------------------------------------------------------------------------------
Diversified Operations - 9.3%
       498,925   CBS Corp.                                            15,840,869
     5,564,820   First Pacific Co., Ltd.                               2,334,063
     1,478,921   General Electric Co. PLC**                           12,745,049
     1,300,578   Hays PLC**                                           21,808,645
        80,594   Lagardere S.C.A.**                                    3,355,179
        26,967   Preussag A.G.**                                       9,651,166
     7,435,482   Rentokil Initial PLC**                               53,470,298
     1,787,023   Siebe PLC**                                          35,690,325
       131,432   Siemens A.G.**                                        8,020,478
           660   Sulzer A.G.**                                           520,843
       121,781   Tomkins PLC**                                           660,881
       702,825   Tyco International, Ltd.                             44,277,975
        58,010   Vivendi**                                            12,386,793
       188,789   Williams PLC**                                        1,215,879
--------------------------------------------------------------------------------
                                                                     221,978,443
--------------------------------------------------------------------------------
Drug Delivery Systems - 0.4%
       154,910   Elan Corp. PLC (ADR)*                                 9,962,647
--------------------------------------------------------------------------------
Electric - Integrated - 0.3%
        71,376   Companhia Energetica de Minas Gerais (ADR)            2,176,980
       213,352   Endesa S.A.                                           4,675,654
        22,000   Mosenergo (ADR)+                                        104,500
--------------------------------------------------------------------------------
                                                                       6,957,134
--------------------------------------------------------------------------------
Electronic Components - 3.2%
       658,095   Electrocomponents PLC**                               5,160,748
       370,572   Philips Electronics N.V.**                           31,150,883
       475,848   Philips Electronics N.V. - N.Y. Shares**             40,447,080
--------------------------------------------------------------------------------
                                                                      76,758,711
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 1.2%
        48,630   ASM Lithography Holding N.V. (ADR)*                   1,413,309
        65,000   Rohm Co., Ltd.**                                      6,650,574
       359,145   Texas Instruments, Inc.                              20,942,643
--------------------------------------------------------------------------------
                                                                      29,006,526
--------------------------------------------------------------------------------
Film Processing - 0%
         8,125   GrandVision S.A.**                                $     270,115
--------------------------------------------------------------------------------
Finance - Consumer Loans - 0.3%
       127,295   Household International, Inc.                         6,332,926
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 0.7%
        38,315   Morgan Stanley, Dean Witter, Discover and Co.         3,501,033
     1,122,000   Nomura Securities Co., Ltd.**                        13,056,381
--------------------------------------------------------------------------------
                                                                      16,557,414
--------------------------------------------------------------------------------
Finance - Other Services - 0.1%
        35,030   Newcourt Credit Group, Inc. - New York Shares         1,723,038
--------------------------------------------------------------------------------
Food - Catering - 0.8%
     1,623,706   Compass Group PLC**                                  18,693,159
--------------------------------------------------------------------------------
Food - Dairy Products - 0.2%
       158,505   Koninklijke Numico N.V.**                             4,963,455
--------------------------------------------------------------------------------
Food - Diversified - 1.1%
        45,418   Danone**                                             12,522,567
       775,480   Raisio Group PLC                                     14,077,833
--------------------------------------------------------------------------------
                                                                      26,600,400
--------------------------------------------------------------------------------
Food - Retail - 0.3%
        25,175   Disco S.A. (ADR)*                                       805,600
       203,126   Koninklijke Ahold N.V.**                              6,520,492
--------------------------------------------------------------------------------
                                                                       7,326,092
--------------------------------------------------------------------------------
Human Resources - 0.6%
     1,703,956   Capita Group PLC**                                   14,655,926
--------------------------------------------------------------------------------
Investment Management and Advisory Services - 0.3%
       701,343   Amvescap PLC**                                        6,845,616
--------------------------------------------------------------------------------
Life and Health Insurance - 0.8%
        23,254   Schweizerische Lebensversicherungs-
                  und Rentenanstalt**                                 19,684,810
--------------------------------------------------------------------------------
Machinery - General Industrial - 0.9%
       226,924   Alstom*,**                                            7,469,014
       148,370   Mannesmann A.G.**                                    15,247,710
--------------------------------------------------------------------------------
                                                                      22,716,724
--------------------------------------------------------------------------------
Medical - Biomedical and Genetic - 0.1%
         1,674   Ares-Serono Group - Class B**                         2,328,662
--------------------------------------------------------------------------------
Medical - Drugs - 7.4%
       856,173   Astra A.B. - Class A**                               17,499,326
       137,300   Bristol-Myers Squibb Co.                             15,780,919
       124,630   Eli Lilly and Co.                                     8,233,369
       189,580   Merck KGaA**                                          8,496,805
        12,512   Novartis A.G.**                                      20,820,187
        31,105   Novo Nordisk A/S - Class B                            4,287,840
        75,565   Pfizer, Inc.                                          8,212,971
       156,385   Pharmacia & Upjohn, Inc.                              7,213,258
       256,518   Rhone-Poulenc - Class A**                            14,467,783
           246   Roche Holding A.G.**                                  2,415,706
       112,855   Schering A.G.**                                      13,286,003
       164,725   SmithKline Beecham PLC (ADR)                          9,965,863
       571,000   Takeda Chemical Industries**                         15,181,682
       367,073   Warner-Lambert Co.                                   25,465,689
       119,242   Zeneca Group PLC**                                    5,117,126
--------------------------------------------------------------------------------
                                                                     176,444,527
--------------------------------------------------------------------------------
Medical - Wholesale Drug Distributors - 0%
        96,739   Grupo Casa Autrey S.A. de C.V. (ADR)                    628,804
--------------------------------------------------------------------------------
Medical Instruments - 0%
        25,520   U.S. Surgical Corp.                                   1,164,350
--------------------------------------------------------------------------------
Medical Products - 0.2%
       251,842   Ortivus A.B. - B Shares*,**                           3,947,393
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   18

        JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Metal Processors and Fabricators - 1.0%
       617,490   Assa Abloy A.B. - Class B**                       $  24,273,906
--------------------------------------------------------------------------------
Money Center Banks - 8.8%
     3,900,577   Banca Commerciale Italiana                           23,350,137
     9,359,551   Banca di Roma*                                       18,918,660
        23,722   Banco Bilbao Vizcaya S.A.                             1,219,493
       177,811   Bank Austria A.G.                                    14,462,621
        98,035   BankAmerica Corp.                                     8,473,900
        48,093   Credit Suisse Group**                                10,700,995
       319,507   Deutsche Bank A.G.**                                 27,011,551
        50,331   Dresdner Bank A.G.**                                  2,718,659
       111,134   ING Groep N.V.**                                      7,277,008
     2,079,413   Lloyds TSB Group PLC**                               29,195,848
       172,305   National Westminster Bank PLC**                       3,079,028
       619,139   Skandinaviska Enskilda Banken - Class A**            10,597,246
       494,993   Standard Chartered PLC**                              5,677,125
       122,530   UBS A.G.**                                           45,560,666
        38,197   Unidanmark A/S - Class A                              3,432,557
--------------------------------------------------------------------------------
                                                                     211,675,494
--------------------------------------------------------------------------------
Mortgage Banks - 0.7%
       212,930   Deutsche Pfandbrief-und
                  Hypothekenbank A.G.**                               17,034,079
--------------------------------------------------------------------------------
Multimedia - 1.2%
       338,325   Time Warner, Inc.                                    28,905,642
--------------------------------------------------------------------------------
Multi-Line Insurance - 3.2%
        15,921   Allianz A.G.**                                        5,305,430
           468   Allianz A.G. - New**                                    154,657
       330,393   Assicurazioni Generali                               10,692,907
         3,550   Baloise Holding, Ltd.**                               2,906,822
        62,298   ERGO Versicherungs Gruppe A.G.**                     11,182,367
     1,570,657   Istituto Nazionale delle Assicurazioni                4,473,706
        39,823   Pohjola Insurance Group - Class B                     1,974,280
       697,851   Royal & Sun Alliance Insurance Group PLC**            7,213,237
       237,688   Sampo Insurance Co., Ltd. - Class A                  11,263,840
       257,711   Storebrand A.S.A.*                                    2,283,737
        29,842   Zurich Versicherungs-Gesellschaft**                  19,044,598
--------------------------------------------------------------------------------
                                                                      76,495,581
--------------------------------------------------------------------------------
Music/Clubs - 0.1%
        36,527   PolyGram N.V.**                                       1,863,859
--------------------------------------------------------------------------------
Networking Products - 3.2%
       822,737   Cisco Systems, Inc.*                                 75,743,225
--------------------------------------------------------------------------------
Office Furnishings - 0.3%
       205,306   Koninklijke Ahrend Groep N.V.**                       6,701,490
--------------------------------------------------------------------------------
Oil Companies - Integrated - 2.0%
       237,995   Elf Aquitaine S.A.**                                 33,459,276
        15,410   Lukoil Holding (ADR)                                    508,771
        75,391   Total S.A.**                                          9,801,032
       160,250   YPF S.A. (ADR)                                        4,817,516
--------------------------------------------------------------------------------
                                                                      48,586,595
--------------------------------------------------------------------------------
Paper and Related Products - 0%
       123,900   Kimberly-Clark de Mexico, S.A. de C.V. - Class A        437,771
--------------------------------------------------------------------------------
Publishing - Books - 1.1%
       193,979   Wolters Kluwer N.V.**                                26,623,907
--------------------------------------------------------------------------------
Recycling - 0.3%
       207,147   Tomra Systems A.S.A.                                  6,208,845
--------------------------------------------------------------------------------
Reinsurance - 0.4%
        17,960   Muenchener Rueckversicherungs-
                  Gesellschaft A.G.**                                  8,915,156
--------------------------------------------------------------------------------
Retail - Building Products - 0.2%
        25,095   Castorama Dubois Investisse**                         4,416,300
--------------------------------------------------------------------------------
Retail - Discount - 0.3%
       282,200   Cifra S.A. de C.V. - Class C                      $     389,413
       530,339   Cifra S.A. de C.V. - Class V                            795,564
        81,870   Costco Companies, Inc.*                               5,162,927
--------------------------------------------------------------------------------
                                                                       6,347,904
--------------------------------------------------------------------------------
Retail - Diversified - 0.3%
       168,000   Ito-Yokado Co., Ltd.**                                7,904,600
--------------------------------------------------------------------------------
Retail - Pubs - 0.1%
       509,505   J.D. Wetherspoon PLC**                                2,452,565
--------------------------------------------------------------------------------
Retail - Restaurants - 1.2%
        71,770   Starbucks Corp.*                                      3,835,209
     2,283,526   Tele Pizza S.A.*                                     24,611,780
--------------------------------------------------------------------------------
                                                                      28,446,989
--------------------------------------------------------------------------------
Security Services - 0.7%
       343,980   Securitas A.B. - Class B**                           16,843,271
--------------------------------------------------------------------------------
Special Purpose Banks - 0.1%
         2,198   Dexia Belgium (Credit Communal)+                        330,793
        13,100   Dexia France**                                        1,763,703
--------------------------------------------------------------------------------
                                                                       2,094,496
--------------------------------------------------------------------------------
Telecommunication Equipment - 3.7%
        88,115   Alcatel Alsthom**                                    17,940,629
        30,290   Alcatel Alsthom (ADR)**                               1,232,424
       471,852   Nokia Oyj - Class A                                  34,831,061
       176,945   Nokia Oyj (ADR) - Class A                            12,839,572
       462,180   Telefonaktiebolaget L.M. Ericsson - Class B**        13,503,280
       289,772   Telefonaktiebolaget L.M. Ericsson
                  (ADR) - Class B**                                    8,294,724
--------------------------------------------------------------------------------
                                                                      88,641,690
--------------------------------------------------------------------------------
Telecommunication Services - 1.1%
       403,205   Clearnet Communications, Inc. - Class A*              4,435,255
     1,465,364   Energis PLC*,**                                      22,312,144
--------------------------------------------------------------------------------
                                                                      26,747,399
--------------------------------------------------------------------------------
Telephone - Integrated - 2.6%
       153,540   Companhia de Telecommunicaciones
                  de Chile S.A. (ADR)                                  3,118,781
        74,982   Hellenic Telecommunication Organization S.A.+         1,922,109
         3,625   Nippon Telegraph & Telephone Corp.**                 30,037,465
       194,950   Nortel Inversora S.A. (ADR)                           4,849,381
        82,800   Telecom Argentina Stet S.A. (ADR)                     2,468,475
       227,130   Telefonica de Argentina S.A. (ADR)                    7,367,529
       174,380   Telefonica de Espana                                  8,075,995
       102,285   Telefonos de Mexico S.A. (ADR)                        4,916,073
--------------------------------------------------------------------------------
                                                                      62,755,808
--------------------------------------------------------------------------------
Telephone - Long Distance - 0.8%
       388,560   WorldCom, Inc.*                                      18,820,875
--------------------------------------------------------------------------------
Textile - Apparel - 0.1%
        38,906   Chargeurs S.A.**                                      3,214,266
--------------------------------------------------------------------------------
Tobacco - 0.1%
        75,912   Tabacalera S.A. - Class A+                            1,557,016
--------------------------------------------------------------------------------
Toys - 0.5%
       286,440   Mattel, Inc.                                         12,119,993
--------------------------------------------------------------------------------
Travel Services - 0.3%
         1,341   Kuoni Reisen A.G. - Class B**                         6,657,210
--------------------------------------------------------------------------------
Total Common Stock (cost $1,700,420,558)                           2,293,704,948
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   19

        JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Preferred Stock - 0.6%
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 0.4%
         3,699   Porsche A.G.**                                    $  10,656,198
--------------------------------------------------------------------------------
Telephone - Integrated - 0.2%
        37,175   Telecomunicacoes Brasileiras S.A. (ADR)               4,059,045
--------------------------------------------------------------------------------
Total Preferred Stock (cost $14,881,170)                              14,715,243
--------------------------------------------------------------------------------
Rights - 0.2%
         7,100   Baloise Holding, Ltd. ** (cost $0)                    5,808,964
--------------------------------------------------------------------------------
Repurchase Agreement - 1.3%
                 Morgan Stanley, Dean Witter, Discover & Co.,
  $ 30,000,000       6.25%, dated 6/30/98, maturing 7/1/98,
                     to be repurchased at $30,005,208,
                     collateralized by $17,576,517 in Fannie
                     Mae 0.472% - 17.28% 6/25/00 - 7/18/28;
                     by $16,845,262 in Freddie Mac 6.00% -
                     855.25%, 10/15/05 - 6/15/35; with
                     respective values of $22,514,898 and
                     $14,643,041 (cost $30,000,000)***                30,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 2.1%
                 IBM Credit Corp.
    50,000,000      5.51%, 7/1/98 (amortized cost $50,000,000)        50,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 5.2%
                 Fannie Mae:
    25,000,000      5.46%, 7/13/98                                    24,954,500
    25,000,000      5.75%, 7/27/98                                    24,903,042
    50,000,000      5.40%, 9/14/98                                    49,438,500
                 Freddie Mac:
    10,300,000      5.85%, 7/1/98                                     10,300,000
    15,000,000      5.38%, 7/23/98                                    14,950,683
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $124,545,725)                   124,546,725
--------------------------------------------------------------------------------
U.S. Government Obligation - 0.2%
                 U.S. Treasury Bill
     6,200,000      5.075%, 10/1/98 (cost $6,120,699)                  6,121,198
--------------------------------------------------------------------------------
Total Investments (total cost $1,925,968,152) - 105.5%             2,524,897,078
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (5.5%)    (131,929,552)
--------------------------------------------------------------------------------
Net Assets - 100%                                                 $2,392,967,526
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   20

        JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO June 30, 1998 (unaudited)

                       Summary of Investments by Country
                                 June 30, 1998

Country                     % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Argentina                                0.8%                     $   20,308,501
Australia                                 --                             829,926
Austria                                  0.8%                         18,695,465
Belgium                                   --                             330,793
Brazil                                   0.5%                         11,839,218
Canada                                   0.4%                          9,360,833
Chile                                    0.1%                          3,118,781
Denmark                                  0.6%                         15,180,637
Finland                                  3.8%                         96,093,070
France                                   8.8%                        222,910,846
Germany                                  7.0%                        177,202,006
Greece                                   0.1%                          1,922,109
Hong Kong                                0.5%                         11,200,544
Ireland                                  0.4%                          9,962,647
Italy                                    3.5%                         88,985,730
Japan                                    6.4%                        161,770,814
Luxembourg                                --                             640,063
Mexico                                   1.0%                         25,519,475
Netherlands                              7.6%                        191,619,031
Norway                                   1.1%                         26,924,972
Portugal                                 0.3%                          6,848,578
Russia                                    --                             613,271
Spain                                    2.2%                         55,228,455
Sweden                                   5.3%                        134,713,470
Switzerland                              5.4%                        136,449,463
United Kingdom                          12.6%                        319,024,288
United States++                         30.8%                        777,604,092
--------------------------------------------------------------------------------
Total                                  100.0%                     $2,524,897,078
================================================================================
++Includes Short-Term Securities (22.5% excluding Short-Term Securities)


                           Forward Currency Contracts
                             Open at June 30, 1998

Currency Sold and                    Currency         Currency       Unrealized
Settlement Date                     Units Sold     Value in $ U.S.   Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 7/10/98                 6,500,000      $10,829,650   ($  150,150)
British Pound 8/7/98                 45,300,000       75,347,490    (1,747,536)
British Pound 8/13/98                 9,000,000       14,964,300      (420,300)
British Pound 10/7/98                32,200,000       53,371,500      (521,036)
Dutch Guilder 7/17/98                17,000,000        8,350,115          3,693
Dutch Guilder 7/23/98                 6,500,000        3,193,946          (157)
Dutch Guilder 7/31/98                33,000,000       16,224,189         86,424
French Franc 7/23/98                 13,300,000        2,198,020        (2,214)
French Franc 7/31/98                132,200,000       21,859,549         23,356
German Deutschemark 7/23/98           8,100,000        4,487,784         12,587
German Deutschemark 11/4/98             300,000          167,224          4,794
German Deutschemark 11/12/98          3,600,000        2,007,584          6,526
Japanese Yen 7/23/98                950,000,000        6,828,382        799,077
Japanese Yen 8/7/98                 883,000,000        6,346,947        453,469
Japanese Yen 10/7/98                500,000,000        3,594,283        250,628
Japanese Yen 10/21/98             3,480,000,000       25,016,732        705,022
Japanese Yen 11/4/98              2,687,000,000       19,316,469        730,133
Swedish Krona 7/10/98                12,662,000        1,584,909          (178)
Swedish Krona 8/7/98                 11,000,000        1,378,567          (190)
Swedish Krona 8/14/98                22,000,000        2,757,929         23,360
Swedish Krona 10/7/98                78,338,000        9,842,818        107,329
Swedish Krona 11/4/98                25,000,000        3,145,010        131,530
Swiss Franc 7/10/98                   1,020,000          672,114         31,820
Swiss Franc 7/17/98                   6,000,000        3,956,479        198,646
Swiss Franc 7/23/98                     500,000          329,946         16,939
Swiss Franc 10/7/98                   8,300,000        5,518,984         81,556
Swiss Franc 11/4/98                   6,000,000        4,001,334        156,670
Swiss Franc 12/2/98                  22,480,000       15,035,784        184,257
--------------------------------------------------------------------------------
Total                                               $322,328,038    $ 1,166,055
================================================================================

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   21

      JANUS ASPEN BALANCED PORTFOLIO Portfolio Manager, Blaine P. Rollins

     Janus Aspen Balanced Portfolio returned solid results, gaining 17.45% for its Institutional Shares and 17.16% for its Retirement Shares during the six months ended June 30, 1998. The S&P 500 Index appreciated 17.72% for the same period, while the Lehman Brothers Government/Corporate Index rose 4.17%. All returns include reinvested dividends. The average annual total returns for the period ended June 30, 1998, follow on the next page.

U.S., Europe Gain Despite Asia's Shadow

     Asia continued to be the focus around the globe as financial distress there caused downward pricing pressure on worldwide material, commodity, and labor markets. Amid this turmoil, we avoided companies with broad-based Asian exposure and concentrated on those with clearer prospects in both the U.S. and Europe. Here, economies prospered from benign inflation and low interest rate environments sustained by the Asian crisis.

     A diverse mix of fixed-income investments provided a stable base for the Portfolio and included positions in Treasuries, convertible bonds, investment-grade and high-yield corporate bonds, as well as preferred stocks. In an effort to boost income potential, and with prospects for continued low interest rates, I lengthened the maturity to 7-10 years. I also increased our weighting in high-yield bonds by adding what I believe to be several impressive cable issues. My theory is, given the strong cash flow dynamics of these companies, they could potentially move toward investment-grade status, creating opportunities for appreciation.

     My strategy for the equity portion of the Portfolio included searching out companies generating significant free cash flow and reinvesting it in their own stock, applying it toward debt, or using it to make strategic acquisitions. The success of this approach was most evident in our cable, technology, and cruise line stocks.

Cable, Technology, and Cruise Lines Boost Results

     Standouts in the cable industry included Comcast, which has positioned itself as a leader in the move toward digital data, video, telephony, and other new value-added services. MediaOne (formerly U.S. West Media Group) and Time Warner also gained, as did Houston Industries, which is one of our largest fixed-income positions. This holding, through a strategic alliance, is convertible to Time Warner common stock, which, in addition to a 4% yield, offers considerable upside potential.

     While the technology industry was temporarily shaken by rumblings in Asia, many of our holdings regained ground and ended the period with noteworthy gains. Among our top performers was Dell Computer. Dell builds computers to customer specifications, thus reducing overhead costs by eliminating the need to maintain inventory. This enables the company to generate more free cash flow, which it frequently reinvests in its own stock. Such was the case during the second quarter when the brief decline in Dell's shares provided an ideal buying opportunity. Cisco Systems also rebounded nicely from the downturn in the technology sector. Rapid growth of the Internet and an increasing demand for data communications hardware continue to drive this company's performance.

     Unfortunately, semiconductors were a segment of the technology industry that did not recover; therefore, I eliminated our Intel position at a loss. Intel suffered from delays in a new chip rollout and increased competition for its existing chips.

     Carnival Corporation and Royal Caribbean Cruises produced exceptional results, illustrating the high demand for cruise ship vacations. In fact, our research indicates that 1999 reservations are on track to outpace 1998 bookings. Merger and acquisition activity has further heightened our enthusiasm for this business, and we look for Carnival's recent merger with the cruise line Cunard to further accelerate its profits.

     While the Portfolio posted strong gains, we did experience some disappointments. The deterioration of Asia's economy, as well as conflicts within OPEC, had a negative effect on our oil services stocks. Therefore, I eliminated these positions at a loss. Another weak performer was Charles Schwab, which suffered from the threat of increased competition within its industry and from the online trading segment. However, the company's continued growth in assets leads me to believe the market's perception of these threats is overblown and that the stock is just temporarily depressed. Therefore, I maintained our position in the company.

--------------------------------------------------------------------------------
Portfolio Asset Mix                     June 30, 1998     December 31, 1997
Equities                                    45.4%               47.8%
Number of Stocks                              46                  64
Top 10 Equities                             21.6%               17.7%
Fixed-Income Securities                       39                  60
  U.S. Treasury Notes/Bonds                  9.2%               18.9%
  Investment-Grade Corp. Bonds               4.4%                8.6%
  High-Yield Corporate Bonds                20.8%                4.3%
  Foreign Corporate Bonds                     --                 0.8%
Preferred Stock                             15.7%                8.3%
Cash & Cash Equivalents                      4.5%               11.3%
--------------------------------------------------------------------------------

Steady Economic Growth Ahead

     Moderate economic growth in the U.S. and Europe coupled with benign inflation and low interest rates should continue to provide a positive backdrop for the Portfolio. Helping to keep a lid on these factors is Asia's unraveling economy. Going forward, I'll continue to avoid companies with exposure to Asia and emphasize businesses that should do well despite economic and market pressures. As always, our in-depth, hands-on research will be key in uncovering these companies.

     Thank you for your continued confidence and investment in Janus Aspen Balanced Portfolio.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   22

      JANUS ASPEN BALANCED PORTFOLIO Portfolio Manager, Blaine P. Rollins

--------------------------------------------------------------------------------
Average Annual Total Return(1)
For the Periods Ended June 30, 1998
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                          27.68%
  From Inception                                  18.41%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                          30.17%
  From Inception Date of Institutional Shares     23.42%
--------------------------------------------------------------------------------
Lehman Brothers Govt./Corp. Bond Index
  1 Year                                          11.28%
  From Inception Date of Institutional Shares      6.54%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                          27.08%
  From Inception                                  30.97%
--------------------------------------------------------------------------------

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.


            JANUS ASPEN BALANCED PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 45.4%
--------------------------------------------------------------------------------
Agricultural Biotechnology - 0.5%
        54,200   Monsanto Co.                                      $   3,028,425
--------------------------------------------------------------------------------
Airlines - 0.5%
        76,025   Ryanair Holdings PLC (ADR)*                           2,708,391
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 1.0%
        80,440   Federal-Mogul Corp.                                   5,429,700
--------------------------------------------------------------------------------
Cable Television - 3.3%
       460,570   Comcast Corp. - Special Class A                      18,696,263
--------------------------------------------------------------------------------
Chemicals - Diversified - 0.7%
       129,165   Solutia, Inc.                                         3,705,421
--------------------------------------------------------------------------------
Circuits - 1.6%
       118,715   Linear Technology Corp.                               7,159,998
        90,800   SIPEX Corp.*                                          1,952,200
--------------------------------------------------------------------------------
                                                                       9,112,198
--------------------------------------------------------------------------------
Commercial Banks - 1.6%
        56,490   Northern Trust Corp.                                  4,307,363
        43,725   Star Banc Corp.                                       2,792,934
        27,045   U.S. Trust Corp.                                      2,062,181
--------------------------------------------------------------------------------
                                                                       9,162,478
--------------------------------------------------------------------------------
Commercial Services - 0.9%
        86,065   Gartner Group, Inc. - Class A*                        3,012,275
        34,825   HealthCare Financial Partners, Inc.*                  2,135,208
--------------------------------------------------------------------------------
                                                                       5,147,483
--------------------------------------------------------------------------------
Computer Software - 6.2%
       188,285   Cadence Design Systems, Inc.*                         5,883,906
       117,430   Microsoft Corp.                                      12,726,476
       336,300   Parametric Technology Co.*                            9,122,138
       193,850   Wind River Systems*                                   6,954,369
--------------------------------------------------------------------------------
                                                                      34,686,889
--------------------------------------------------------------------------------
Computers - Micro - 4.1%
       245,485   Dell Computer Corp.*                                 22,784,077
--------------------------------------------------------------------------------
Cruise Lines - 1.5%
        75,450   Carnival Corp. - Class A                              2,989,706
        65,100   Royal Caribbean Cruises, Ltd.                         5,175,450
--------------------------------------------------------------------------------
                                                                       8,165,156
--------------------------------------------------------------------------------
Diversified Operations - 1.4%
       228,760   CBS Corp.                                         $   7,263,130
        31,100   Roper Industries, Inc.                                  812,487
--------------------------------------------------------------------------------
                                                                       8,075,617
--------------------------------------------------------------------------------
Electronic Components - Semiconductor - 1.4%
       240,555   Maxim Integrated Products, Inc.*                      7,622,587
--------------------------------------------------------------------------------
Electronic Safety Devises - 0.2%
        16,925   Pittway Corp. - Class A                               1,250,334
--------------------------------------------------------------------------------
Finance - Consumer Loans - 0.8%
        15,380   Beneficial Corp.                                      2,356,024
        46,860   Household International, Inc.                         2,331,285
--------------------------------------------------------------------------------
                                                                       4,687,309
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 3.5%
       288,747   Charles Schwab Corp.                                  9,384,277
       113,785   Morgan Stanley, Dean Witter, Discover and Co.        10,397,104
--------------------------------------------------------------------------------
                                                                      19,781,381
--------------------------------------------------------------------------------
Finance - Other Services - 1.1%
       131,890   Newcourt Credit Group, Inc.                           6,296,099
--------------------------------------------------------------------------------
Human Resources - 0.9%
        67,700   Robert Half International, Inc.*                      3,782,738
        49,325   Romac International, Inc.*                            1,498,247
--------------------------------------------------------------------------------
                                                                       5,280,985
--------------------------------------------------------------------------------
Instruments - Scientific - 1.5%
       323,660   Dionex Corp.*                                         8,536,532
--------------------------------------------------------------------------------
Internet Software - 0.2%
         8,200   America Online, Inc.                                    869,200
--------------------------------------------------------------------------------
Life and Health Insurance - 1.7%
        11,343   Schweizerische Lebensversicherungs-
                  und Rentenanstalt                                    9,601,995
--------------------------------------------------------------------------------
Medical - Drugs - 1.8%
        17,120   Pfizer, Inc.                                          1,860,730
       114,600   Warner-Lambert Co.                                    7,950,375
--------------------------------------------------------------------------------
                                                                       9,811,105
--------------------------------------------------------------------------------
Medical - Outpatient and Home Medical Care - 0%
           376   Coram Healthcare Corp.*                                     729
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   23

            JANUS ASPEN BALANCED PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Money Center Banks - 1.8%
       170,015   Bank of New York Co., Inc.                        $  10,317,785
--------------------------------------------------------------------------------
Multimedia - 0.5%
        62,175   Meredith Corp.                                        2,918,339
--------------------------------------------------------------------------------
Music/Clubs - 0.4%
        65,230   Steinway Musical Instruments, Inc.*                   2,103,668
--------------------------------------------------------------------------------
Networking Products - 1.7%
       104,962   Cisco Systems, Inc.*                                  9,663,064
--------------------------------------------------------------------------------
Power Converters and Power Supply Equipment - 0.4%
        68,125   American Power Conversion Corp.*                      2,043,750
--------------------------------------------------------------------------------
Radio - 0.7%
        84,490   Heftel Broadcasting Corp. - Class A*                  3,780,928
--------------------------------------------------------------------------------
Retail - Discount - 1.4%
       124,775   Costco Companies, Inc.*                               7,868,623
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 0.8%
       103,805   Fred Meyer, Inc.*                                     4,411,712
--------------------------------------------------------------------------------
Schools - 0.5%
        76,860   Apollo Group, Inc. - Class A                          2,541,184
--------------------------------------------------------------------------------
Television - 0.8%
       127,783   Univision Communications, Inc. - Class A*             4,759,917
--------------------------------------------------------------------------------
Total Common Stock (cost $199,532,208)                               254,849,324
--------------------------------------------------------------------------------
Corporate Bonds - 25.2%
--------------------------------------------------------------------------------
Advertising Services - 0.5%
  $  2,950,000   AKI, Inc., 10.50%
                    senior notes, due 7/1/08                           2,964,750
--------------------------------------------------------------------------------
Cable Television - 8.6%
                 Adelphia Communications Corp.:
     2,700,000      9.25%, senior notes, due 10/1/02                   2,794,500
     9,230,000      8.375%, senior notes, due 2/1/08                   9,276,150
     6,000,000   FrontierVision, 11.00%
                    senior subordinated notes, due 10/15/06            6,645,000
     5,745,000   Galaxy Telecom, L.P., 12.375%
                    senior subordinated notes, due 10/1/05             6,391,313
    11,205,000   Jones Intercable, Inc., 7.625%
                    senior notes, due 4/15/08                         11,373,075
     3,000,000   Lenfest Communications, Inc., 7.625%
                    senior notes, due 2/15/08                          3,060,000
     6,000,000   Mediacom L.L.C., 8.50%
                    senior notes, due 4/15/08+                         5,985,000
     2,505,000   Rifkin Acquisition Partners, L.P., 11.125%
                    senior subordinated notes, due 1/15/06             2,761,763
--------------------------------------------------------------------------------
                                                                      48,286,801
--------------------------------------------------------------------------------
Computer Software - 1.5%
     3,000,000   Aspen Technology, Inc., 5.25%
                    subordinated debenture, due 6/15/05+               3,408,750
     5,000,000   Wind River Systems, Inc., 5.00%
                    convertible subordinated notes, due 8/1/02         5,062,500
--------------------------------------------------------------------------------
                                                                       8,471,250
--------------------------------------------------------------------------------
Computers - Mainframe - 0.4%
     2,000,000   IBM Corp., 6.375%
                    notes, due 6/15/00                                 2,020,000
--------------------------------------------------------------------------------
Computers - Micro - 1.4%
     7,900,000   Dell Computer Corp., 6.55%
                    senior notes, due 4/15/08                          7,998,750
--------------------------------------------------------------------------------
Cruise Lines - 0.2%
     1,300,000   Royal Caribbean Cruises, Ltd., 7.00%
                    senior notes, due 10/15/07                         1,335,750
--------------------------------------------------------------------------------
Distribution and Wholesale - 0.5%
     3,000,000   Aviation Sales Co., 8.125%
                    senior subordinated notes, due 2/15/08             2,932,500
--------------------------------------------------------------------------------
Diversified Financial Services - 0.4%
  $  2,000,000   Associates Corp. of North America, 6.75%
                    senior notes, due 7/15/01                      $   2,040,000
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 0.1%
       300,000   Lehman Brothers Holdings, Inc., 6.85%
                    notes, due 10/8/99                                   303,351
       100,000   Merrill Lynch & Co., Inc., 6.375%
                    notes, due 3/30/99                                   100,417
--------------------------------------------------------------------------------
                                                                         403,768
--------------------------------------------------------------------------------
Multimedia - 1.9%
     8,000,000   Time Warner, Inc., 8.11%
                    notes, due 8/15/06                                 8,780,000
     2,000,000   Walt Disney Co. (The), 6.375%
                    senior notes, due 3/30/01                          2,027,500
--------------------------------------------------------------------------------
                                                                      10,807,500
--------------------------------------------------------------------------------
Radio - 3.4%
     8,000,000   Chancellor Media Corp., 8.125%
                    senior subordinated notes, due 12/15/07            8,080,000
    13,000,000   Jacor Communications, Inc., zero coupon
                    senior notes, due 6/12/11                         10,773,750
--------------------------------------------------------------------------------
                                                                      18,853,750
--------------------------------------------------------------------------------
Rental Auto/Equipment - 0.4%
     1,800,000   Ryder TRS, Inc., 10.00%
                    senior subordinated notes, due 12/1/06             2,088,000
--------------------------------------------------------------------------------
Retail - Diversified - 1.8%
    10,000,000   Falcon Holding Group, 8.375%
                    debentures, due 4/15/10                           10,025,000
--------------------------------------------------------------------------------
Retail - Music Store - 0.5%
     2,980,000   MTS, Inc., 9.375%
                    senior subordinated notes, due 5/1/05+             2,939,025
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 0.9%
     5,000,000   Fred Meyer, Inc., 7.45%
                    senior notes, due 3/1/08                           5,018,750
--------------------------------------------------------------------------------
Telecommunication Services - 2.5%
    11,500,000   Level 3 Communications, Inc., 9.125%
                    senior notes, due 5/1/08                          11,183,750
     2,415,000   Qwest Communications International, Inc.,
                    10.875% senior notes, due 4/1/07                   2,798,381
--------------------------------------------------------------------------------
                                                                      13,982,131
--------------------------------------------------------------------------------
Television - 0.2%
     1,250,000   Sinclair Broadcast Group, Inc., 10.00%
                    senior subordinated notes, due 9/30/05             1,328,125
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $139,563,933)                            141,495,850
--------------------------------------------------------------------------------
Preferred Stock - 15.7%
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 2.3%
       173,000   Federal-Mogul Financial Trust, 7.00%+                12,845,250
--------------------------------------------------------------------------------
Broadcast Services and Programming - 1.7%
        45,683   TCI Pacific Communications, 5.00%                     9,636,972
--------------------------------------------------------------------------------
Cable Television - 3.3%
       250,150   Houston Industries, Inc., 7.00%                      18,636,175
--------------------------------------------------------------------------------
Cruise Lines - 3.1%
       138,652   Royal Caribbean Cruises, Ltd., 7.25%                 17,470,152
--------------------------------------------------------------------------------
Radio - 1.0%
        51,918   Chancellor Media Corp., $3.00                         5,321,595
--------------------------------------------------------------------------------
Telephone - Local - 4.3%
       270,233   MediaOne Group, Inc., 4.50%                          24,304,080
--------------------------------------------------------------------------------
Total Preferred Stock (cost $67,045,387)                              88,214,224
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   24

            JANUS ASPEN BALANCED PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
U.S. Government Obligations - 9.2%
                 U.S. Treasury Notes:
  $  8,000,000      6.50%, due 5/15/05                             $   8,442,400
       525,000      7.00%, due 7/15/06                                   573,132
    26,000,000      6.125%, due 8/15/07                               27,040,520
    15,000,000      6.625%, due 5/15/08                               15,199,050
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $50,579,877)                  51,255,102
--------------------------------------------------------------------------------
U.S. Government Agency - 4.9%
                 Freddie Mac
    27,500,000      5.75%, 7/1/98
                    (amortized cost $27,500,000)                      27,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $484,221,405) - 100.4%                 563,314,500
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4%)      (2,280,970)
--------------------------------------------------------------------------------
Net Assets - 100%                                                  $ 561,033,530
--------------------------------------------------------------------------------


                       Summary of Investments by Country
                                 June 30, 1998

Country                     % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Canada                                   1.1%                     $    6,296,099
Ireland                                  0.5%                          2,708,391
Switzerland                              1.7%                          9,601,995
United States++                         96.7%                        544,708,015
--------------------------------------------------------------------------------
Total                                  100.0%                     $  563,314,500
================================================================================
++Includes Short-Term Securities (91.8% excluding Short-Term Securities)

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   25

    JANUS ASPEN EQUITY INCOME PORTFOLIO Portfolio Manager, Blaine P. Rollins

     Janus Aspen Equity Income Portfolio outperformed its index during the period, returning 22.61% for its Institutional Shares and 22.37% for its Retirement Shares during the six months ended June 30, 1998. This compares with a 17.72% gain posted by the S&P 500 Index. All returns include reinvested dividends. The average annual total returns for the period ended June 30, 1998, follow on the next page.

     I attribute the Portfolio's impressive performance to an investment strategy that begins with our bottom-up, hands-on research. This method of investigating companies one by one continues to turn up what we believe to be the most compelling growth-stock and fixed-income opportunities. The result is a Portfolio that pursues long-term capital growth and current income by diversifying across smaller, lesser-known companies as well as larger, more established businesses.

Drugs, Technology, and Cable Drive Performance

     Many of our top performers shared several characteristics, including historically predictable earnings, management teams focused on increasing shareholder value, strong cash flows, and improving profitability. Among the industries represented by these stocks were pharmaceuticals, technology, and cable.

     Headlines in the drug/biotech industry were dominated by the announced merger of American Home Products and Monsanto. As a result of this proposed union, our shares in Monsanto appreciated nicely. While the recent frenzy of mergers has shown many investors that bigger companies aren't necessarily better companies, the compatible business segments, including overlaps in pharmaceuticals and biotechnology, make this merger appealing. For example, I look for American Home's expertise in pain relievers to accelerate future sales of Celebra, Monsanto's new acetaminophen. American Home also brings significant free cash flow to the table, which is crucial to new product development.

     The Portfolio's performance was also supported by substantial gains in several of our technology positions. Microsoft, Dell Computer, Cisco Systems, and Wind River Systems all garnered impressive results after rebounding from a temporary downturn in this sector caused by a second round of problems in Asia. I took advantage of the decline by bargain hunting for companies that - like those mentioned above - are capable of growing their top and bottom lines despite a pullback in Asian demand.

     My enthusiasm for the cable industry was rewarded by several exciting developments. In particular, AT&T's announced acquisition of Tele-Communications, Inc. (TCI) at a substantial premium caused several of our other cable holdings to appreciate considerably. These included MediaOne (formerly U.S. West Media Group) and Comcast - both new additions to the Portfolio - and our preferred stock position in Houston Industries. I view the AT&T/TCI merger as a turning point in this industry as companies join forces and technologies to carry new value-added services, such as telephony and digital cable, into subscribers' homes through the cable pipeline.

--------------------------------------------------------------------------------
Portfolio Asset Mix                     June 30, 1998     December 31, 1997
Equities                                    68.9%               74.7%
Number of Stocks                              41                  69
Top 10 Equities                             31.4%               28.5%
Fixed-Income Securities
  Investment-Grade Corp. Bonds               6.0%                7.9%
  High-Yield Corporate Bonds                 3.1%                 --
  Preferred Stock                           21.5%                6.2%
Cash & Cash Equivalents                      0.5%               11.2%
--------------------------------------------------------------------------------

Positive Outlook for Radio Stocks

     I consider radio to be a promising industry and took the opportunity to add to our weighting in this sector during a slight downturn. New positions include Jacor Communications convertible bonds and Chancellor Media preferred stock. I'm increasingly optimistic as radio continues to take a considerable amount of advertising share away from television and other more costly media segments. As a result, I anticipate strong future results from these positions.

     Despite the Portfolio's impressive performance, certain stocks did not meet my expectations. Intel declined amid a slowdown in the semiconductor industry and delays in the company's plans to roll out a new chip. With its prospects dimmed, I sold the position at a loss. Our oil services companies languished because of a decline in Asian demand, conflicts within OPEC, and the warmest winter on record. These holdings, as well, were eliminated at a loss. Charles Schwab was another disappointment. This discount brokerage firm's results were hindered by increased competition and the growing popularity of online trading. I opted to maintain this position, however, because of the company's continued growth in assets and solid business fundamentals.

All Eyes Still on Asia

     My outlook for the economy is both optimistic and cautious. I continue to closely monitor the Asian crisis, especially after its reemergence during the period. Yet, I believe this situation should help keep global inflation and interest rates in check, providing a healthy environment for economic growth, particularly in the U.S. and Europe. Going forward, our goal is to fulfill your expectations by investing in companies we believe will prosper regardless of economic events. I'm confident our exceptional research capabilities will enable us to keep doing so.

     In closing, I'd like to express my appreciation for your investment in Janus Aspen Equity Income Portfolio.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   26

    JANUS ASPEN EQUITY INCOME PORTFOLIO Portfolio Manager, Blaine P. Rollins

--------------------------------------------------------------------------------
Average Annual Total Return(1)
For the Periods Ended June 30, 1998
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/97)
  1 Year                                          41.88%
  From Inception                                  53.73%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                          30.17%
  From Inception Date of Institutional Shares     36.91%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                          41.21%
  From Inception                                  52.99%
--------------------------------------------------------------------------------

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.


          JANUS ASPEN EQUITY INCOME PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 68.9%
--------------------------------------------------------------------------------
Agricultural Biotechnology - 1.2%
         1,225   Monsanto Co.                                      $      68,447
--------------------------------------------------------------------------------
Airlines - 1.6%
         2,600   Ryanair Holdings PLC (ADR)*                              92,625
--------------------------------------------------------------------------------
Automotive - Trucks Parts and Equipment - 1.4%
         1,225   Federal-Mogul Corp.                                      82,687
--------------------------------------------------------------------------------
Cable Television - 4.5%
         6,237   Comcast Corp. - Special Class A                         253,183
           111   Tele-Communications, Inc. - Class A*                      4,267
--------------------------------------------------------------------------------
                                                                         257,450
--------------------------------------------------------------------------------
Chemicals - Diversified - 0.8%
         1,675   Solutia, Inc.                                            48,052
--------------------------------------------------------------------------------
Circuits - 3.1%
         2,070   Linear Technology Corp.                                 124,847
         2,570   SIPEX Corp.*                                             55,255
--------------------------------------------------------------------------------
                                                                         180,102
--------------------------------------------------------------------------------
Commercial Banks - 3.1%
           105   M & T Bank Corp.                                         58,170
           575   Northern Trust Corp.                                     43,844
           575   Star Banc Corp.                                          36,728
           555   U.S. Trust Corp.                                         42,319
--------------------------------------------------------------------------------
                                                                         181,061
--------------------------------------------------------------------------------
Commercial Services - 0.8%
         1,335   Gartner Group, Inc. - Class A*                           46,725
--------------------------------------------------------------------------------
Computer Software - 9.6%
         3,880   Cadence Design Systems, Inc.*                           121,250
         1,960   Microsoft Corp.*                                        212,415
         2,710   Parametric Technology Co.*                               73,509
         4,200   Wind River Systems*                                     150,675
--------------------------------------------------------------------------------
                                                                         557,849
--------------------------------------------------------------------------------
Computers - Micro - 5.2%
         3,255   Dell Computer Corp.*                                    302,105
--------------------------------------------------------------------------------
Cruise Lines - 2.0%
           730   Carnival Corp. - Class A                          $      28,926
         1,084   Royal Caribbean Cruises, Ltd.                            86,178
--------------------------------------------------------------------------------
                                                                         115,104
--------------------------------------------------------------------------------
Diversified Operations - 2.0%
         3,640   CBS Corp.                                               115,570
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 2.3%
         4,290   Maxim Integrated Products, Inc.*                        135,939
--------------------------------------------------------------------------------
Finance - Consumer Loans - 1.2%
           155   Beneficial Corp.                                         23,744
           870   Household International, Inc.                            43,282
--------------------------------------------------------------------------------
                                                                          67,026
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 4.8%
         4,505   Charles Schwab Corp.                                    146,412
         1,415   Morgan Stanley, Dean Witter, Discover and Co.           129,296
--------------------------------------------------------------------------------
                                                                         275,708
--------------------------------------------------------------------------------
Finance - Other Services - 1.3%
         1,520   Newcourt Credit Group, Inc.                              72,561
--------------------------------------------------------------------------------
Human Resources - 2.0%
           900   Robert Half International, Inc.*                         50,288
         2,225   Romac International, Inc.*                               67,584
--------------------------------------------------------------------------------
                                                                         117,872
--------------------------------------------------------------------------------
Instruments - Scientific - 2.6%
         5,655   Dionex Corp.*                                           149,151
--------------------------------------------------------------------------------
Life and Health Insurance - 2.2%
           153   Schweizerische Lebensversicherungs-
                  und Rentenanstalt                                      129,516
--------------------------------------------------------------------------------
Medical - Drugs - 1.8%
         1,500   Warner-Lambert Co.                                      104,062
--------------------------------------------------------------------------------
Money Center Banks - 4.6%
         2,405   Bank of New York Co., Inc.                              145,953
           325   UBS A.G.                                                120,846
--------------------------------------------------------------------------------
                                                                         266,799
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   27

          JANUS ASPEN EQUITY INCOME PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Multimedia - 0.5%
           650   Meredith Corp.                                    $      30,509
--------------------------------------------------------------------------------
Music/Clubs - 0.2%
           280   Steinway Musical Instruments, Inc.*                       9,030
--------------------------------------------------------------------------------
Networking Products - 2.9%
         1,837   Cisco Systems, Inc.*                                    169,119
--------------------------------------------------------------------------------
Radio - 1.5%
         1,890   Heftel Broadcasting Corp. - Class A*                     84,578
--------------------------------------------------------------------------------
Retail - Discount - 1.8%
         1,670   Costco Companies, Inc.*                                 105,314
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 1.2%
         1,690   Fred Meyer, Inc.*                                        71,825
--------------------------------------------------------------------------------
Television - 2.7%
         4,122   Univision Communications, Inc. - Class A*               153,545
--------------------------------------------------------------------------------
Total Common Stock (total cost $3,316,589)                             3,990,331
--------------------------------------------------------------------------------
Corporate Bonds - 9.1%
--------------------------------------------------------------------------------
Computer Software - 3.2%
  $    185,000   Wind River Systems, Inc., 5.00%
                    convertible subordinated notes, due 8/1/02           187,313
--------------------------------------------------------------------------------
Drug Delivery Systems - 2.8%
       125,000   ALZA Corp., 5.00%
                    subordinated debentures, due 5/1/06                  158,750
--------------------------------------------------------------------------------
Radio - 3.1%
       220,000   Jacor Communications, Inc., zero coupon
                    senior notes, due 6/12/11                            182,325
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $515,219)                                    528,388
--------------------------------------------------------------------------------
Preferred Stock - 21.5%
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 2.6%
         2,000   Federal-Mogul Financial Trust, 7.00%+                   148,500
--------------------------------------------------------------------------------
Broadcast Services and Programming - 1.8%
           500   TCI Pacific Communications, 5.00%                       105,477
--------------------------------------------------------------------------------
Cable Television - 4.7%
         3,675   Houston Industries, Inc., 7.00%                         273,787
--------------------------------------------------------------------------------
Cruise Lines - 5.9%
         2,700   Royal Caribbean Cruises, Ltd., 7.25%                    340,200
--------------------------------------------------------------------------------
Radio - 2.0%
         1,100   Chancellor Media Corp., $3.00                           112,750
--------------------------------------------------------------------------------
Telephone - Local - 4.5%
         2,910   MediaOne Group, Inc. 4.50%                              261,718
--------------------------------------------------------------------------------
Total Preferred Stock (cost $991,972)                                  1,242,432
--------------------------------------------------------------------------------
Total Investments (total cost $4,823,780) - 99.5%                      5,761,151
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.5%             27,649
--------------------------------------------------------------------------------
Net Assets - 100%                                                  $   5,788,800
--------------------------------------------------------------------------------


                       Summary of Investments by Country
                                 June 30, 1998

Country                    % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Canada                                   1.3%                     $       72,561
Ireland                                  1.6%                             92,625
Switzerland                              4.3%                            250,362
United States                           92.8%                          5,345,603
--------------------------------------------------------------------------------
Total                                  100.0%                     $    5,761,151
================================================================================

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   28

  JANUS ASPEN GROWTH AND INCOME PORTFOLIO Portfolio Manager, David J. Corkins

     Janus Aspen Growth and Income Portfolio opened on May 1, 1998. Before going into detail about its performance, I'd like to thank you for your investment in this new Portfolio and assure you of my commitment to pursue the results you expect.

     We posted solid gains in our first two months, returning 5.60% for the Institutional Shares during the period ended June 30, 1998, and 5.50% for the Retirement Shares. In comparison, the S&P 500 Index appreciated 2.27%. All returns include reinvested dividends. The cumulative total returns for the period ended June 30, 1998, follow on the next page.

     The Portfolio opened during a time of considerable volatility as the market reacted to worries about new problems in Asia and the potential for an economic slowdown. Ironically, this period was preceded by concerns in the first quarter regarding an overzealous U.S. economy. I've taken steps to position the Portfolio so that I believe it should perform regardless of economic changes.

An Opportunistic Strategy

     I look to invest in great companies that often have three things in common: strong management, a good business, and predictable earnings. I try to add value by finding a catalyst that others might miss. Primarily, I invest in common stocks and use their dividends for income. To manage risk, I also invest in preferred stocks for higher yields and lower volatility. At times, I include smaller positions in foreign securities and fixed-income instruments if market conditions are appropriate.

     Since the Portfolio's inception, I've added positions in approximately 60 stocks, with core weightings in media/entertainment, financial services, pharmaceuticals, and technology. I believe these industries have bright future economics, and, within them, I seek companies with top-flight management teams focused on increasing shareholder value. At the same time, I steer clear of businesses that are capital-intensive because of the limits this places on their free cash flow.

--------------------------------------------------------------------------------
Portfolio Asset Mix                     June 30, 1998
Equities                                    90.3%
Number of Stocks                              70
Top 10 Equities                             26.0%
Fixed-Income Securities                      1.4%
Cash & Cash Equivalents                      8.3%
--------------------------------------------------------------------------------

Industry Consolidation Emerges as a Theme

     During the period, we witnessed several strategic mergers across a variety of industries, starting with cable. I'm positive on the cable companies because they are becoming less capital-intensive, their distribution capabilities are a powerful force, and new, value-added services, such as data, video, and voice offer higher profit margins. The subsequent AT&T/Tele-Communications, Inc. merger highlighted these facts. As cable companies continue to gain critical mass in individual markets, I believe this industry will consolidate further.

     Two of our pharmaceutical holdings swept up in merger mania were American Home Products and Monsanto. Their combined research, development, and marketing budgets should help build what I believe will be a powerhouse in the pharmaceutical, nutrition, and agriculture industries. Other drug stocks I remain optimistic about include Warner-Lambert, Pfizer, and Bristol-Myers Squibb, all of which posted solid results during the period.

     Another sector that did well for the Portfolio was financial services. The entire landscape of this industry appears to be undergoing dramatic change, fueled, again, by consolidation. Among the many recent acquisition announcements was NationsBank's proposal to buy BankAmerica, which is a sizable position in the Portfolio. I'm confident the new company will have the preeminent distribution platform in its industry from which a variety of financial services will eventually be sold.

     Although the Portfolio performed well overall, it was not without disappointments, including CBS Corp. Although there were no fundamental reasons for this stock to underperform, I suspect it was bruised by concerns regarding a potential weakening in advertising sales. This was likely fostered by speculation about an economic slowdown. However, second-quarter results for CBS were better than expected; therefore, I held on to this position and look for it to continue gaining strength.

Asia Keeps Global Economies in Check

     Going forward, I don't expect the ride to get any smoother. Companies with significant Asian exposure will likely see their earnings squeezed, and the strong dollar could slow the pace of U.S. economic growth. Additionally, the economic slowdown in Asia appears to have reduced the recent heady pace of the U.S. expansion and has helped keep global commodity prices in check. With technological innovation and productivity gains helping to offset wage pressures, the risks of inflation seem negligible, and interest rates remain low.

     In terms of the Portfolio, I remain confident in the quality of our companies, and our research continues to uncover exciting new ideas. I continue to look hard at each and every stock, weighing the fundamentals and sticking by companies with strong management, a compelling business, and predictable earnings.

     Thank you again for your investment in Janus Aspen Growth and Income Portfolio.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   29

  JANUS ASPEN GROWTH AND INCOME PORTFOLIO Portfolio Manager, David J. Corkins

--------------------------------------------------------------------------------
Cumulative Total Return(1)
For the Periods Ended June 30, 1998
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/98)
  From Inception                                   5.60%
--------------------------------------------------------------------------------
S&P 500 Index
  From Inception Date of Institutional Shares      2.27%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/98)
  From Inception                                   5.50%
--------------------------------------------------------------------------------

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.


       JANUS ASPEN GROWTH AND INCOME PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 84.4%
--------------------------------------------------------------------------------
Advertising Sales - 1.3%
           787   Outdoor Systems, Inc.*                            $      22,036
--------------------------------------------------------------------------------
Agricultural Biotechnology - 0.8%
           235   Monsanto Co.                                             13,130
--------------------------------------------------------------------------------
Agricultural Operations - 0.8%
           300   Delta and Pine Land Co.                                  13,350
--------------------------------------------------------------------------------
Airlines - 0.9%
           200   UAL Corp.*                                               15,600
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 2.4%
           485   Ford Motor Co.                                           28,615
           221   Renault S.A.                                             12,570
--------------------------------------------------------------------------------
                                                                          41,185
--------------------------------------------------------------------------------
Beverages - Non-Alcoholic - 1.4%
           600   Coca-Cola Enterprises, Inc.                              23,550
--------------------------------------------------------------------------------
Broadcast Services and Programming - 0.9%
           400   Tele-Communications Liberty Media
                  Group, Inc., - Class A*                                 15,525
--------------------------------------------------------------------------------
Cable Television - 7.4%
         1,195   Comcast Corp. - Special Class A                          48,509
           450   Cox Communications, Inc. - Class A*                      21,797
           500   MediaOne Group, Inc.*                                    21,968
           865   Tele-Communications, Inc. - Class A*                     33,248
--------------------------------------------------------------------------------
                                                                         125,522
--------------------------------------------------------------------------------
Cellular Telecommunications - 0.9%
         2,165   Telecom Italia S.p.A.                                    15,818
--------------------------------------------------------------------------------
Chemicals - Diversified - 3.4%
           365   E.I. du Pont de Nemours and Co.                          27,238
           125   Imperial Chemical Industries PLC (ADR)                    8,062
           800   Solutia, Inc.                                            22,950
--------------------------------------------------------------------------------
                                                                          58,250
--------------------------------------------------------------------------------
Chemicals - Specialty - 0.5%
           210   Cytec Industries, Inc.*                                   9,292
--------------------------------------------------------------------------------
Commercial Banks - 1.3%
           345   Star Banc Corp.                                          22,036
--------------------------------------------------------------------------------
Computer Software - 5.2%
           880   Cadence Design Systems, Inc.*                     $      27,500
           400   Microsoft Corp.*                                         43,350
           650   Parametric Technology Co.*                               17,631
--------------------------------------------------------------------------------
                                                                          88,481
--------------------------------------------------------------------------------
Computers - Micro - 2.7%
           500   Dell Computer Corp.*                                     46,406
--------------------------------------------------------------------------------
Cruise Lines - 2.7%
           250   Carnival Corp. - Class A                                  9,906
           450   Royal Caribbean Cruises, Ltd.                            35,775
--------------------------------------------------------------------------------
                                                                          45,681
--------------------------------------------------------------------------------
Diversified Financial Services - 1.6%
           350   Associates First Capital Corp. - Class A                 26,906
--------------------------------------------------------------------------------
Diversified Operations - 7.8%
         1,300   CBS Corp.                                                41,275
           500   General Electric Co.                                     45,500
           255   Textron, Inc.                                            18,280
           450   Tyco International, Ltd.                                 28,350
--------------------------------------------------------------------------------
                                                                         133,405
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 1.7%
           250   Applied Materials, Inc.                                   7,375
            80   Intel Corp.                                               5,930
           500   Maxim Integrated Products, Inc.                          15,843
--------------------------------------------------------------------------------
                                                                          29,148
--------------------------------------------------------------------------------
Finance - Consumer Loans - 2.5%
           865   Household International, Inc.                            43,034
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 3.1%
           500   Charles Schwab Corp.                                     16,250
            75   Merrill Lynch & Co., Inc.                                 6,919
           315   Morgan Stanley, Dean Witter, Discover and Co.            28,783
--------------------------------------------------------------------------------
                                                                          51,952
--------------------------------------------------------------------------------
Finance - Mortgage Loan Banker - 0.9%
           250   Fannie Mae                                               15,188
--------------------------------------------------------------------------------
Finance - Other Services - 2.3%
           775   Newcourt Credit Group, Inc. - New York Shares            38,120
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   30

       JANUS ASPEN GROWTH AND INCOME PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Internet Content - 0.1%
            40   At Home Corp. - Class A*                          $       1,893
--------------------------------------------------------------------------------
Internet Software - 1.3%
           200   America Online, Inc.                                     21,200
--------------------------------------------------------------------------------
Investment Management and Advisory Services- 0.7%
           500   Waddell & Reed Financial, Inc. - Class A                 11,969
--------------------------------------------------------------------------------
Medical - Drugs - 9.7%
           145   American Home Products Corp.                              7,504
           729   Astra A.B. - Class A                                     14,900
           250   Bristol-Myers Squibb Co.                                 28,734
           300   Eli Lilly and Co.                                        19,819
           350   Pfizer, Inc.                                             38,041
           400   Pharmacia & Upjohn, Inc.                                 18,450
           550   Warner-Lambert Co.                                       38,156
--------------------------------------------------------------------------------
                                                                         165,604
--------------------------------------------------------------------------------
Money Center Banks - 4.1%
           500   BankAmerica Corp.                                        43,219
           175   Citicorp                                                 26,119
--------------------------------------------------------------------------------
                                                                          69,338
--------------------------------------------------------------------------------
Multimedia - 3.2%
           550   Time Warner, Inc.                                        46,991
            70   Walt Disney Co. (The)                                     7,354
--------------------------------------------------------------------------------
                                                                          54,345
--------------------------------------------------------------------------------
Networking Products - 2.7%
           505   Cisco Systems, Inc.*                                     46,492
--------------------------------------------------------------------------------
Pharmacy Services - 0.7%
           300   Omnicare, Inc.                                           11,438
--------------------------------------------------------------------------------
Property and Casualty Insurance - 0.6%
           200   Allied Group, Inc.                                        9,363
--------------------------------------------------------------------------------
Radio - 0.9%
           100   Chancellor Media Corp.*                                   4,966
           225   Heftel Broadcasting Corp. - Class A*                     10,069
--------------------------------------------------------------------------------
                                                                          15,035
--------------------------------------------------------------------------------
Retail - Discount - 1.3%
           360   Costco Companies, Inc.*                                  22,703
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 1.1%
           450   Fred Meyer, Inc.*                                        19,125
--------------------------------------------------------------------------------
Super - Regional Banks - 2.6%
           100   Mellon Bank Corp.                                         6,963
           875   U.S. Bancorp                                             37,625
--------------------------------------------------------------------------------
                                                                          44,588
--------------------------------------------------------------------------------
Telecommunication Equipment - 0.5%
           100   Lucent Technologies, Inc.                                 8,319
--------------------------------------------------------------------------------
Telecommunication Services - 0.4%
           450   Hyperion Telecommunications, Inc. - Class A*              7,059
--------------------------------------------------------------------------------
Telephone - Long Distance - 2.0%
           695   WorldCom, Inc.*                                          33,664
--------------------------------------------------------------------------------
Total Common Stock (cost $1,365,527)                                   1,435,750
--------------------------------------------------------------------------------
Corporate Bonds - 1.4%
--------------------------------------------------------------------------------
Cable Television - 0.1%
  $      1,000   Mediacom L.L.C., 8.50%
                    senior notes, due 4/15/08+                               998
--------------------------------------------------------------------------------
Distributions and Wholesale - 0.4%
         8,000   Aviation Sales Co., 8.125%
                    senior subordinated notes, due 2/15/08                 7,820
--------------------------------------------------------------------------------
Retail - Leisure Products - 0.3%
         5,000   Selmer Co., Inc., 11.00%
                    senior subordinated notes, due 5/15/05                 5,438
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 0.4%
  $      7,000   Fred Meyer, Inc., 7.45%
                    senior notes, due 3/1/08                       $       7,026
--------------------------------------------------------------------------------
Telecommunication Services - 0.2%
         3,000   Level 3 Communications, Inc., 9.125%
                    senior notes, due 5/1/08                               2,918
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $24,157)                                      24,200
--------------------------------------------------------------------------------
Preferred Stock - 5.9%
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 0.2%
             1   Porsche A.G.                                              2,881
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 2.7%
           628   Federal-Mogul Financial Trust, 7.00%+                    46,629
--------------------------------------------------------------------------------
Broadcast Services and Programming - 0.2%
            17   TCI Pacific Communications, 5.00%                         3,586
--------------------------------------------------------------------------------
Cable Television - 0.4%
            98   Houston Industries, Inc., 7.00%                           7,301
--------------------------------------------------------------------------------
Radio - 1.0%
           165   Chancellor Media Corp., $3.00                            16,913
--------------------------------------------------------------------------------
Telephone - Local - 1.4%
           265   MediaOne Group, Inc., 4.50%                              23,833
--------------------------------------------------------------------------------
Total Preferred Stock (cost $93,813)                                     101,143
--------------------------------------------------------------------------------
U.S. Government Agency - 11.8%
                 Fannie Mae
  $    200,000      5.85%, 7/1/98 (amortized cost $200,000)              200,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,683,497) - 103.5%                     1,761,093
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.5%)         (59,338)
--------------------------------------------------------------------------------
Net Assets - 100%                                                  $   1,701,755
--------------------------------------------------------------------------------


                       Summary of Investments by Country
                                 June 30, 1998

Country                     % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Canada                                   2.2%                     $       38,120
Germany                                  0.2%                              2,881
France                                   0.7%                             12,570
Italy                                    0.9%                             15,818
Sweden                                   0.8%                             14,900
United Kingdom                           0.5%                              8,063
United States++                         94.7%                          1,668,741
--------------------------------------------------------------------------------
Total                                  100.0%                     $    1,761,093
================================================================================
++Includes Short-Term Securities (83.4% excluding Short-Term Securities)

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   31

   JANUS ASPEN FLEXIBLE INCOME PORTFOLIO Portfolio Manager, Ronald V. Speaker

     During the six months ended June 30, 1998, Janus Aspen Flexible Income Portfolio outperformed the Lehman Brothers Government/Corporate Bond Index, returning 5.57% for its Institutional Shares and 5.32% for its Retirement Shares. This compares with a gain of 4.17% for the Index. All returns include reinvested dividends. The average annual total returns for the period ended June 30, 1998, follow on the next page.

Events Divide Period as Volatility Persists

     During the first half of the year, the bond market transitioned through two distinct periods. Initially, the U.S. economy continued to grow, unemployment declined, and the stock market soared. And although interest rates were level throughout the first quarter, the magnitude of economic growth produced fears of a rate increase. At the same time, because the Asian crisis appeared to have had a minimal effect on the U.S. economy, concerns about the Far East seemed to fade.

     The tide changed in the second quarter as "chapter two" of the Asian financial crisis began to unfold with several larger multinational companies releasing earnings warnings. However, the reemergence of problems in the Far East allowed the Federal Reserve Board to hold the line on raising interest rates, despite its earlier warnings of an increase. Additionally, a sharp decline in the yen renewed worries of further currency devaluations throughout Asia and prompted a flight to U.S. Treasuries. The resulting influx of capital allowed domestic interest rates to trend considerably lower.

Diversification Key to Success

     Despite the volatile environment, I held true to my investment discipline and pursued a diversified approach. While the Portfolio continued to invest in Treasuries and maintained a substantial weighting in high-yield bonds, I reallocated some of these assets to investment-grade corporate bonds. Through this flexible mix, and as interest rates declined and bond prices rose, we were able to maximize yield, diversify risk, and generate significant capital gains.

     Our biggest winner during the first half was U.S. Surgical. After reading U.S. Surgical's prospectus and listening to a conference call with the company's management team, many investors bought this bond, which at that time possessed both high-yield and investment-grade characteristics. However, I was interested in learning more about the company and consequently visited one of its subsidiaries. While touring the factory, I noticed performance charts, posted for the benefit of employees, that revealed the company was currently exceeding management's expectations. This confirmation of U.S. Surgical's success aided in my decision to invest in this bond. Since then, we've benefited from the bond's improved quality, resulting from its merger with Tyco International, which has a higher credit rating than U.S. Surgical.

     Another development that benefited the Portfolio was the merger of AT&T and Tele-Communications, Inc., one of our largest positions in the corporate bond arena. I believe this union has caused investors to acknowledge the prospects for cash flow growth in the cable industry and the expanding opportunities for providing new value-added services through a single coaxial cable.

     On the high-yield front, several new names were added helping to boost income and capital appreciation. These include Bally Total Fitness, the nation's largest owner of fitness centers, and Jones Intercable, which increased our exposure to the cable industry. Also new to our high-yield position was Magnum Hunter Resources, an oil and gas exploration and production company whose bond we purchased because of the company's solid acquisition prospects.

     Although I was generally pleased with the Portfolio's results, not all of our ideas contributed to its strong performance. Metricom, a convertible bond, tested my patience despite the fact that the company has patented technology that provides computers with a wireless connection to the Internet, and is currently testing a faster modem that will run at ISDN line speeds. Although this bond recently experienced some volatility, I'm holding the position in anticipation of a successful introduction and acceptance of the system next year.

--------------------------------------------------------------------------------
Portfolio Asset Mix                     June 30, 1998     December 31, 1997
Investment-Grade Corporate Bonds            33.6%               26.9%
High-Yield/High-Risk Bonds                  37.6%               39.9%
U.S. Government Obligations                 15.4%               20.9%
Preferred Stock                              1.0%                0.6%
Cash & Cash Equivalents                     12.4%               11.7%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Portfolio Profile
Weighted Average Maturity                 9.4 Yrs.            9.2 Yrs.
Average Modified Duration*                5.8 Yrs.            5.8 Yrs.
30-Day Average Yield
  Institutional Shares**                    6.87%               6.85%
  Retirement Shares**                       6.32%               6.32%
Average Rating                              BBB-                BBB+
--------------------------------------------------------------------------------
*A theoretical measure of price volatility.
**Yields will fluctuate.

Potential For a Slowing Economy

     Currently, the bond market is evaluating whether the robust U.S. economic expansion can continue into the foreseeable future. I believe that economic growth will slow from its torrid pace during the first half of the year because of renewed problems in Asia, concerns regarding corporate profits, and the effects of the General Motors strike. However, I'm confident our strong weightings in investment-grade bonds will prove beneficial in the event the economy does weaken. Going forward, I plan to maintain our diversified approach and to take advantage of potential opportunities, wherever they may present themselves.

     Thank you for your continued investment in Janus Aspen Flexible Income Portfolio.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   32

   JANUS ASPEN FLEXIBLE INCOME PORTFOLIO Portfolio Manager, Ronald V. Speaker

--------------------------------------------------------------------------------
Average Annual Total Return(1)
For the Periods Ended June 30, 1998
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                          13.07%
  From Inception                                  10.20%
--------------------------------------------------------------------------------
Lehman Brothers Govt./Corp. Bond Index
  1 Year                                          11.28%
  From Inception Date of Institutional Shares      6.54%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                          12.42%
  From Inception                                  13.20%
--------------------------------------------------------------------------------

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future results.


        JANUS ASPEN FLEXIBLE INCOME PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 71.1%
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 1.3%
  $  1,000,000   Ford Motor Co., 7.25%
                    notes, due 10/1/08                             $   1,075,000
--------------------------------------------------------------------------------
Beverages - Non-Alcoholic - 1.9%
     1,500,000   Coca-Cola Enterprises, Inc., 6.95%
                    debentures, due 11/15/26                           1,561,875
--------------------------------------------------------------------------------
Broadcast Services and Programming - 0.6%
       500,000      Fox/Liberty Networks L.L.C., 8.875%
                    senior notes, due 8/15/07                            506,250
--------------------------------------------------------------------------------
Cable Television - 3.7%
       500,000   Century Communications Corp., 8.375%
                    senior notes, due 12/15/07                           515,000
       500,000   Galaxy Telecom, L.P., 12.375%
                    senior subordinated notes, due 10/1/05               556,250
       500,000   Jones Intercable, Inc., 7.625%
                    senior notes, due 4/15/08                            507,500
       500,000   Supercanal Holdings S.A., 11.50%
                    senior notes, due 5/15/05+                           477,500
     1,000,000   TCI Communications, Inc., 6.875%
                    senior notes, due 2/15/06                          1,032,500
--------------------------------------------------------------------------------
                                                                       3,088,750
--------------------------------------------------------------------------------
Casino Hotels - 0.9%
       750,000   Venetian Casino Resort L.L.C., 12.25%
                    company guaranteed notes, due 11/15/04               774,375
--------------------------------------------------------------------------------
Casino Services - 0.6%
       500,000   Isle of Capri Black Hawk, L.L.C., 13.00%
                    first mortgage bonds, due 8/31/04                    527,500
--------------------------------------------------------------------------------
Cellular Telecommunications - 2.6%
     1,250,000   360 Communications Co., 6.65%
                    notes, due 1/15/08                                 1,262,500
       870,000   American Cellular Corp., 10.50%
                    senior notes, due 5/15/08+                           865,650
--------------------------------------------------------------------------------
                                                                       2,128,150
--------------------------------------------------------------------------------
Chemicals - Specialty - 0.5%
       350,000   Praxair, Inc., 6.625%
                    notes, due 10/15/07                                  356,125
--------------------------------------------------------------------------------
Commercial Banks - 7.1%
  $  1,000,000   Bank One Texas, 6.25%
                    subordinated notes, due 2/15/08                $     995,000
     1,250,000   BankBoston N.A., 6.375%
                    subordinated notes, due 3/25/08                    1,250,000
       735,000   First Nationwide Holdings, Inc., 10.625%
                    senior subordinated notes, due 10/1/03               832,388
       700,000   HUBCO, Inc., 8.20%
                    subordinated debentures, due 9/15/06                 764,750
     1,000,000   NationsBank Corp., 6.60%
                    subordinated notes, due 5/15/10                    1,022,500
     1,000,000   Provident Trust I, 8.29%
                    company guaranteed notes, due 4/15/28              1,051,250
--------------------------------------------------------------------------------
                                                                       5,915,888
--------------------------------------------------------------------------------
Computers - Integrated Systems - 0.6%
       500,000   Candescent Technologies Corp., 7.00%
                    senior subordinated debentures, due 5/1/03           500,000
--------------------------------------------------------------------------------
Computers - Mainframe - 1.9%
                 IBM Corp.:
       500,000      6.45% notes, due 8/1/07                              513,750
     1,000,000      7.00% debentures, due 10/30/25                     1,068,750
--------------------------------------------------------------------------------
                                                                       1,582,500
--------------------------------------------------------------------------------
Consumer Products - 0.4%
       450,000   Spin Cycle, Inc., zero coupon
                    units, due 5/1/05+                                   321,750
--------------------------------------------------------------------------------
Containers - Metal and Glass - 0.6%
       500,000   Crown Cork & Seal Co., Inc., 7.00%
                    company guaranteed notes, due 12/15/06               518,125
--------------------------------------------------------------------------------
Distribution and Wholesale - 0.5%
       445,000   Aviation Sales Co., 8.125%
                    senior subordinated notes, due 2/15/08               434,988
--------------------------------------------------------------------------------
Electric - Integrated - 0.8%
       600,000   El Paso Electric Co., 9.40%
                    first mortgage bonds, due 5/1/11                     682,500
--------------------------------------------------------------------------------
Engineering - Research and Development - 0.6%
       500,000   Intertek Finance PLC, 10.25%
                    company guaranteed notes, due 11/1/06                530,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   33

        JANUS ASPEN FLEXIBLE INCOME PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Finance - Auto Loans - 1.5%
  $  1,250,000   General Motors Acceptance Corp., 6.125%
                    senior subordinated notes, due 1/22/08         $   1,228,125
--------------------------------------------------------------------------------
Finance - Other Services - 2.5%
     2,000,000   Mellon Financial Co., 6.375%
                    subordinated notes, due 2/15/10                    1,995,000
--------------------------------------------------------------------------------
Food - Diversified - 1.0%
       750,000   Ralston-Ralston Purina Group, 7.875%
                    debentures, due 6/15/25                              860,625
--------------------------------------------------------------------------------
Food - Retail - 1.6%
       250,000   Disco S.A., 9.875%
                    notes, due 5/15/08                                   236,250
       910,000   Pantry, Inc., 10.25%
                    company guaranteed notes, due 10/15/07               925,925
       150,000   Star Markets Co., Inc., 13.00%
                    senior subordinated notes, due 11/1/04               168,750
--------------------------------------------------------------------------------
                                                                       1,330,925
--------------------------------------------------------------------------------
Funeral Services and Related Items - 1.2%
       750,000   Loewen Group, Inc., 7.60%
                    notes, due 6/1/08+                                   751,875
       250,000   Service Corporation International, 7.70%
                    notes, due 4/15/09                                   274,375
--------------------------------------------------------------------------------
                                                                       1,026,250
--------------------------------------------------------------------------------
Home Furnishings - 1.1%
       450,000   Cort Furniture Rental, 12.00%
                    senior notes, due 9/1/00                             488,250
       390,000   Lifestyle Furnishings International, Inc.,
                    10.875%, company guaranteed notes,
                    due 8/1/06                                           435,337
--------------------------------------------------------------------------------
                                                                         923,587
--------------------------------------------------------------------------------
Industrial Audio and Video Products - 0.1%
       100,000   Unifrax Investment Corp., 10.50%
                    senior notes, due 11/1/03                            104,500
--------------------------------------------------------------------------------
Insurance Brokers - 0.6%
       500,000   SIG Capital Trust I, 9.50%
                    company guaranteed notes, due 8/15/27                512,500
--------------------------------------------------------------------------------
Life and Health Insurance - 1.1%
       742,000   Delphi Financial Group, Inc., 8.00%
                    senior notes, due 10/1/03                            775,390
       120,000   Penncorp Financial Group, Inc., 9.25%
                    senior subordinated notes, due 12/15/03              125,550
--------------------------------------------------------------------------------
                                                                         900,940
--------------------------------------------------------------------------------
Manufacturing - 0.7%
       500,000   Day International Group, Inc., 11.125%
                    senior notes, due 6/1/05                             554,375
--------------------------------------------------------------------------------
Medical - Hospitals - 1.7%
                 Columbia/HCA Healthcare Corp.:
     1,300,000      7.19%, debentures, due 11/15/15                    1,223,625
       235,000      7.05%, debentures, due 12/01/27                      206,800
--------------------------------------------------------------------------------
                                                                       1,430,425
--------------------------------------------------------------------------------
Medical Instruments - 0.6%
       500,000   United States Surgical Corp., 7.25%
                    senior notes, due 3/15/08                            528,750
--------------------------------------------------------------------------------
Medical Nursing Home - 0.6%
       500,000   Extendicare Health Services, Inc., 9.35%
                    company guaranteed notes, due 12/15/07               513,750
--------------------------------------------------------------------------------
Medical Products - 0.3%
       250,000   ALARIS Medical, Inc., 9.75%
                    company guaranteed notes, due 12/1/06                260,625
--------------------------------------------------------------------------------
Money Center Banks - 1.3%
  $  1,000,000   Chase Manhattan Corp., 6.75%
                    subordinated notes, due 8/15/08                $   1,031,250
--------------------------------------------------------------------------------
Multimedia - 4.1%
       250,000   News America Holdings, Inc., 7.70%
                    debentures, due 10/30/25+                            266,875
                 Time Warner, Inc.:
     1,000,000      8.18%, notes, due 8/15/07                          1,110,000
     1,000,000      6.95%, company guaranteed notes,
                    due 1/15/28                                        1,010,000
     1,000,000   Walt Disney Co. (The), 6.75%
                    senior notes, due 3/30/06                          1,043,750
--------------------------------------------------------------------------------
                                                                       3,430,625
--------------------------------------------------------------------------------
Music/Clubs - 0.6%
       880,000   V2 Music Holdings PLC, 14.00%
                    units, due 4/15/08*                                  457,600
--------------------------------------------------------------------------------
Networking Products - 0.6%
       500,000   Anixter International, Inc., 8.00%
                    company guaranteed notes, due 9/15/03                530,000
--------------------------------------------------------------------------------
Office Automation and Equipment - 0.6%
       500,000   Dictaphone Corp., 11.75%
                    senior subordinated notes, due 8/1/05                506,250
--------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 1.9%
     1,557,000   Magnum Hunter Resources, Inc., 10.00%
                    company guaranteed notes, due 6/1/07               1,595,925
--------------------------------------------------------------------------------
Paint and Related Products - 0.6%
       500,000   Sherwin-Williams Co., 6.85%
                    notes, due 2/1/07                                    525,625
--------------------------------------------------------------------------------
Physical Therapy and Rehabilitation Centers - 0.9%
       750,000   HEALTHSOUTH Corp., 7.00%
                    senior notes, due 6/15/08                            747,187
--------------------------------------------------------------------------------
Property and Casualty Insurance - 1.1%
       500,000   First American Capital Trust, 8.50%
                    company guaranteed notes, due 4/15/12                559,375
       350,000   Orion Capital Corp., 7.25%
                    senior notes, due 7/15/05                            366,625
--------------------------------------------------------------------------------
                                                                         926,000
--------------------------------------------------------------------------------
Recreational Centers - 1.6%
     1,250,000   Bally Total Fitness Holding Corp., 9.875%
                    senior subordinated notes, due 10/15/07            1,287,500
--------------------------------------------------------------------------------
Reinsurance - 0.6%
       500,000   Veritas Capital Trust, 10.00%
                    company guaranteed notes, due 1/1/28                 523,750
--------------------------------------------------------------------------------
Rental Auto/Equipment - 1.1%
       750,000   Ryder TRS, Inc., 10.00%
                    senior subordinated notes, due 12/1/06               870,000
--------------------------------------------------------------------------------
Retail - Internet - 0.4%
       500,000   Amazon.com, Inc., zero coupon
                    senior discount notes, due 5/1/08                    304,375
--------------------------------------------------------------------------------
Retail - Leisure Products - 0.2%
       150,000   Selmer Co., Inc., 11.00%
                    senior subordinated notes, due 5/15/05               163,125
--------------------------------------------------------------------------------
Retail - Music Store - 0.7%
                 Musicland Group, Inc.:
       370,000      9.00%, senior subordinated notes,
                    due 6/15/03                                          356,125
       200,000      9.875%, company guaranteed notes,
                    due 3/15/08                                          199,000
--------------------------------------------------------------------------------
                                                                         555,125
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   34

        JANUS ASPEN FLEXIBLE INCOME PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 2.4%
  $  2,000,000   Fred Meyer, Inc., 7.45%
                    senior notes, due 3/1/08                       $   2,007,500
--------------------------------------------------------------------------------
Retail - Restaurants - 2.1%
       250,000   ROMACORP, Inc., 12.00%
                    senior notes, due 7/1/06+                            250,000
     1,500,000   McDonald's Corp., 6.375%
                    debentures, due 1/8/28                             1,515,000
--------------------------------------------------------------------------------
                                                                       1,765,000
--------------------------------------------------------------------------------
Satellite Telecommunications - 2.2%
       575,000   American Mobile Satellite Corp., 12.25%
                    units, due 4/1/08                                    546,250
       250,000   Digital Television Services, L.L.C., 12.50%
                    company guaranteed notes, due 8/1/07                 285,625
       500,000   Innova S. de R.L., 12.875%
                    senior notes, due 4/1/07                             506,250
       500,000   PanAmSat Corp., 6.375%
                    notes, due 1/15/08+                                  500,625
--------------------------------------------------------------------------------
                                                                       1,838,750
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 2.2%
     1,650,000   Local Financial Corp., 11.00%
                    senior notes, due 9/8/04                           1,810,875
--------------------------------------------------------------------------------
Steel - Producers - 0.7%
       500,000   Weirton Steel Corp., 11.375%
                    senior notes, due 7/1/04                             536,250
--------------------------------------------------------------------------------
Telecommunication Equipment - 0.6%
       500,000   Global Tele-Systems, Ltd., 9.875%
                    senior notes, due 2/15/05                            515,625
--------------------------------------------------------------------------------
Telecommunication Services - 2.1%
       380,000   McLeodusa, Inc., 8.375%
                    senior notes, due 3/15/08                            380,950
       750,000   Metricom, Inc. 8.00%
                    subordinated notes, due 9/15/03                      729,375
       600,000   Talton Holdings, Inc., 11.00%
                    company guaranteed notes, due 6/30/07                646,500
--------------------------------------------------------------------------------
                                                                       1,756,825
--------------------------------------------------------------------------------
Telephone - Integrated - 1.4%
       300,000   Dobson Wireline Co., 12.250%
                    senior notes, due 6/15/08                            291,750
     1,000,000   Intermedia Communications, Inc., zero coupon
                    senior discount notes, due 5/15/06                   822,500
--------------------------------------------------------------------------------
                                                                       1,114,250
--------------------------------------------------------------------------------
Telephone - Long Distance - 1.3%
     1,000,000   WorldCom, Inc., 7.75%
                    notes, due 4/1/07                                  1,083,750
--------------------------------------------------------------------------------
Television - 0.3%
        50,000   Dialog Corp. PLC, 11.00%
                    senior subordinated notes, due 11/15/07               55,250
       150,000   Pegasus Media Communications, 12.50%
                    notes, due 7/1/05                                    169,500
--------------------------------------------------------------------------------
                                                                         224,750
--------------------------------------------------------------------------------
Tools - Hand Held - 0.3%
       250,000   Simonds Industries, Inc., 10.25%
                    senior subordinated notes, due 7/1/08                250,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $57,486,851)                              59,032,065
--------------------------------------------------------------------------------
U.S. Government Obligations - 15.4%
                 U.S. Treasury Notes:
     1,000,000      5.50%, due 5/31/03                                   999,300
    10,000,000      6.125%, due 8/15/07                               10,400,200
     1,400,000      5.625%, due 5/15/08                                1,418,578
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $12,744,705)                  12,818,078
--------------------------------------------------------------------------------
Foreign Bonds - 0.1%
--------------------------------------------------------------------------------
DEM    200,000   Esprit Telecom Group PLC, 11.00%
                    senior notes, due 6/15/08  (cost $111,798)     $     109,970
--------------------------------------------------------------------------------
Preferred Stocks - 1.0%
--------------------------------------------------------------------------------
Cable Television - 0.2%
         2,500   Houston Industries, Inc., 7.00%                         186,250
--------------------------------------------------------------------------------
Internet Software - 0.4%
           300   Concentric Network Corp., 13.50%+                       303,750
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 0.4%
        10,000   Chevy Chase Savings, 13.00%                             310,000
--------------------------------------------------------------------------------
Total Preferred Stocks (cost $783,056)                                   800,000
--------------------------------------------------------------------------------
Warrants - 0%
                 Gothic Energy Corp.:
         2,621      exp. 1/23/03*                                          2,621
         7,700      exp. 9/1/04*                                           7,700
--------------------------------------------------------------------------------
Total Warrants (cost $0)                                                  10,321
--------------------------------------------------------------------------------
U.S. Government Agency - 9.7%
                 Freddie Mac
  $  8,000,000      5.85%, 7/1/98 (amortized cost $8,000,000)          8,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $79,126,410) - 97.3%                    80,770,434
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.7%          2,203,531
--------------------------------------------------------------------------------
Net Assets - 100%                                                  $  82,973,965
--------------------------------------------------------------------------------


                       Summary of Investments by Country
                                 June 30, 1998

Country                     % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Argentina                                0.3%                     $      236,250
Mexico                                   0.6%                            506,250
United Kingdom                           0.9%                            695,220
United States++                         98.2%                         79,332,714
--------------------------------------------------------------------------------
Total                                  100.0%                     $   80,770,434
================================================================================
++Includes Short-Term Securities (88.3% excluding Short-Term Securites)


                           Forward Currency Contracts
                             Open at June 30, 1998

Currency Sold and                Currency           Currency         Unrealized
Settlement Date                 Units Sold        Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
German Deutschemark 3/5/99          195,000         $   109,366       $  1,106
--------------------------------------------------------------------------------
Total                                               $   109,366       $  1,106
================================================================================

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   35

     JANUS ASPEN HIGH-YIELD PORTFOLIO Portfolio Manager, Sandy R. Rufenacht

     The continuation of a strong U.S. economy provided a positive backdrop for the high-yield bond market, and during the six-month period ended June 30, 1998, Janus Aspen High-Yield Portfolio returned 6.74% for the Institutional Shares and 6.40% for the Retirement Shares. In comparison, the Lehman Brothers High Yield Index gained 4.50%. All returns include reinvested dividends. The average annual total returns for the period ended June 30, 1998, follow on the next page.

High-Yield Issuance Continues to Grow

     A second round of financial turmoil in Asia kept interest rates at an all-time low while the stock market soared. Because of the correlation between the performance of high-yield securities and stocks, high-yield bonds benefited from this environment; however, an excess of new high-yield issuance tempered results for much of the segment. On the upside, the flood of new issuance indicates more companies are turning to the high-yield market rather than stocks to finance capital improvements and acquisitions.

     The oversupply in high-yield bonds has prompted our investment team to dig even deeper, with rigorous analysis based on extensive financial modeling and on-site visits to nearly all of our holdings. Although we've uncovered a few new ideas, we remain focused on the tried and true names that have a history of proven performance.

Positioned to Move Full Steam Ahead

     In terms of the Portfolio's construction, I think it's helpful to compare it to a train. Approximately 15% of the Portfolio consists of what I refer to as "locomotives." These are our more aggressive high-yield ideas, typically the highest-risk names, with the best appreciation prospects and a generous coupon. "Rail cars" make up the vast majority of the Portfolio. They generally move in sync with the marketplace, and while they may not carry as much upside potential as some of our more aggressive ideas, they allow us to clip a good coupon. The remainder of the securities fall into the "caboose" section. These are bonds that trade near their yield-to-call and offer limited downside risk and a solid coupon. These three types of securities offer a diversified mix and competitive yield to investors.

     Our biggest success during the period was Ryder Trucks, a position we purchased for its "rail car" qualities, but that more recently has evolved into a "caboose." Ryder recently separated from its parent company and initiated a series of enhancements to compete with its biggest rival in the rental truck industry - U-Haul. Ryder reduced the size of its fleet and, through better analysis of trends, made changes to improve the utilization of its trucks. To that end, Ryder sold all of its rental trucks and then leased them back, allowing management to improve its cash flows and repay some of its debt. The transition to "caboose" came shortly thereafter when Budget Rental Trucks, a perceived investment-grade rated company (no public debt), acquired Ryder. Soon after, Budget commenced a tender offer at a substantial premium to where the bond had been trading.

     Another strong performer was Isle of Capri - a bond we consider to be a "locomotive." This gaming company is currently building a large casino complex in Blackhawk, Colorado. While gaming revenues in and around Blackhawk have increased over the last several months, this market's full potential has yet to be tapped. We also stand to benefit from favorable terms as a result of our participation in the structuring of this deal, not to mention our proximity to the casino. We believe this bond should continue to provide us with strong upside potential which more than outweighs any downside risk.

     While the Portfolio logged solid results, we did suffer a disappointment in Hollywood Park Casinos, one of our largest positions. The bond declined upon the market's unfavorable view of some recent acquisitions made by the company, including its purchase of Casino Magic. However, I believe Hollywood Park is currently misunderstood by the market and will likely exceed all second quarter expectations. Going forward, it appears as though the acquisition of Casino Magic will account for 50% of consolidated cash flow, further supporting the company's bottom line. Hollywood Park is also shedding its poorly performing racetrack business to focus on its core gaming business; therefore, I've decided to maintain our holdings.

--------------------------------------------------------------------------------
Portfolio Asset Mix                     June 30, 1998     December 31, 1997
Weighted Average Maturity                 7.2 Yrs.            6.8 Yrs.
Average Modified Duration*                5.0 Yrs.            4.5 Yrs.
30-Day Average Yield
  Institutional Shares**                    8.15%               8.10%
    Without Reimbursement**                 7.25%               7.04%
  Retirement Shares**                       7.60%               7.68%
    Without Reimbursement**                 6.71%               6.60%
Average Rating                                 B                  B+
--------------------------------------------------------------------------------
*A theoretical measure of price volatility.
** Yields will fluctuate.

Outlook Remains Positive

     Looking ahead, I believe renewed concerns over economic problems in Asia will keep inflation and interest rates in check. As a result, I remain optimistic about the high-yield bond sector. Despite the fact that the sector may suffer from the continuation of excessive high-yield issuance, I believe we've addressed this situation by stepping up our stringent fundamental analysis and increasing the number of on-site visits each month. With the prospect of a continued strong equity market as a backdrop, the Portfolio is well positioned going forward.

     Thank you, as always, for your continued investment in Janus Aspen High-Yield Portfolio.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   36

     JANUS ASPEN HIGH-YIELD PORTFOLIO Portfolio Manager, Sandy R. Rufenacht

--------------------------------------------------------------------------------
Average Annual Total Return(1)
For the Periods Ended June 30, 1998
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/96)
  1 Year                                          15.48%
  From Inception                                  16.47%
--------------------------------------------------------------------------------
Lehman Brothers High-Yield Bond Index
  1 Year                                          11.36%
  From Inception Date of Institutional Shares     12.33%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                          14.92%
  From Inception                                  16.19%
--------------------------------------------------------------------------------

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.


           JANUS ASPEN HIGH-YIELD PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 94.4%
--------------------------------------------------------------------------------
Advertising Services - 3.3%
  $     27,000   Outsourcing Services Group, 10.875%
                    senior subordinated notes, due 3/1/06+         $      27,540
       100,000   Young America Corp., 11.625%
                    senior subordinated notes, due 2/15/06                99,000
--------------------------------------------------------------------------------
                                                                         126,540
--------------------------------------------------------------------------------
Auto Repair Centers - 2.2%
        85,000   Diamond Triumph Autoglass, Inc., 9.25%
                    senior notes, due 4/1/08                              86,487
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 0.5%
        20,000   J.H. Heafner Co., Inc., 10.00%
                    senior notes, due 5/15/08+                            20,350
--------------------------------------------------------------------------------
Broadcast Services and Programming - 0.4%
        20,000   Fox/Liberty Networks, L.L.C., 9.75%
                    senior discount notes, due 8/15/07                    13,925
--------------------------------------------------------------------------------
Building - Heavy Construction - 1.2%
        45,000   Iron Age Corp., 9.875%
                    senior subordinated notes, due 5/1/08                 45,000
--------------------------------------------------------------------------------
Building - Residential and Commercial - 0.7%
        28,000   Toll Corp., 9.50%
                    senior subordinated notes, due 3/15/03                28,910
--------------------------------------------------------------------------------
Building and Construction - 0.9%
        35,000   Reliant Building Products, 10.875%
                    senior subordinated notes, due 5/1/04                 35,175
--------------------------------------------------------------------------------
Cable Television - 4.7%
        75,000   Adelphia Communications Corp., 9.25%
                    senior notes, due 10/1/02                             77,625
        25,000   Fundy Cable, Ltd., 11.00%
                    senior notes, due 11/15/05                            27,437
         5,000   Galaxy Telecom, L.P., 12.375%
                    senior subordinated notes, due 10/1/05                 5,562
        20,000   Lenfest Communications, Inc., 8.25%
                    senior subordinated notes, due 2/15/08                20,850
        40,000   Mediacom, L.L.C., 8.50%
                    senior notes, due 4/15/08+                            39,900
        10,000   Rifkin Acquisition Partners, L.P., 11.125%
                    senior subordinated notes, due 1/15/06                11,025
--------------------------------------------------------------------------------
                                                                         182,399
--------------------------------------------------------------------------------
Casino Hotels - 1.0%
  $     15,000   Trump Atlantic City Associates, 11.25%
                    company guaranteed notes, due 5/1/06           $      14,587
        25,000   Venetian Casino Resort, L.L.C., 12.25%
                    mortgage bonds, due 11/15/04                          25,812
--------------------------------------------------------------------------------
                                                                          40,399
--------------------------------------------------------------------------------
Casino Services - 1.3%
        50,000   Isle of Capri Blackhawk, L.L.C., 13.00%
                    first mortgage bonds, due 8/31/04                     52,750
--------------------------------------------------------------------------------
Cellular Telecommunications - 2.9%
       100,000   Nextel Communications, Inc., zero coupon
                    senior discount notes, due 8/15/04                    97,500
        25,000   Telesystem International Wireless, Inc.,
                    zero coupon senior discount notes,
                    due 11/1/07                                           15,031
--------------------------------------------------------------------------------
                                                                         112,531
--------------------------------------------------------------------------------
Circuit Boards - 0.6%
        25,000   Details, Inc., 10.00%
                    senior subordinated notes, due 11/15/05               25,250
--------------------------------------------------------------------------------
Coal - 1.0%
        20,000   Lodestar Holdings, Inc., 11.50%
                    senior notes, due 5/15/05                             20,175
        20,000   P&L Coal Holdings Corp., 9.625%
                    senior subordinated notes, due 5/15/08+               20,550
--------------------------------------------------------------------------------
                                                                          40,725
--------------------------------------------------------------------------------
Consumer Products - 0.3%
        20,000   Diamond Brands, Inc., 12.875%
                    debentures, due 4/15/09+                              10,775
--------------------------------------------------------------------------------
Containers - Paper and Plastic - 1.0%
        35,000   Plastic Containers, Inc., 10.00%
                    senior notes, due 12/15/06                            37,625
--------------------------------------------------------------------------------
Distribution and Wholesale - 2.5%
       100,000   Aviation Sales Co., 8.125%
                    senior subordinated notes, due 2/15/08                97,750
--------------------------------------------------------------------------------
Educational Software - 1.1%
        40,000   Herff Jones, Inc., 11.00%
                    senior subordinated notes, due 8/15/05                44,050
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   37

           JANUS ASPEN HIGH-YIELD PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Engineering - Research and Development Services - 2.3%
                 CSC Holdings, Inc.:
  $     40,000      7.875%, senior notes, due 12/15/07             $      42,316
        45,000      8.125%, debentures, due 8/15/09                       48,263
--------------------------------------------------------------------------------
                                                                          90,579
--------------------------------------------------------------------------------
Engines - Internal Combustion - 0.5%
        20,000   Wells Aluminum Corp., 10.125%
                    senior notes, due 6/1/05                              21,100
--------------------------------------------------------------------------------
Finance - Other Services - 0.3%
            20   SF Holdings Group, Inc., zero coupon
                    units, due 3/15/08                                    11,000
--------------------------------------------------------------------------------
Food - Diversified - 2.2%
        85,000   Richmont Marketing Specialists, 10.125%
                    senior subordinated notes, due 12/15/07               86,594
--------------------------------------------------------------------------------
Food - Retail - 4.5%
        50,000   Eagle Family Foods, 8.75%
                    senior subordinated notes, due 01/15/08               48,687
        75,000   Marsh Supermarkets, Inc., 8.875%
                    company guaranteed notes, due 8/1/07                  76,687
        45,000   Star Markets Co., Inc., 13.00%
                    senior subordinated notes, due 11/1/04                50,625
--------------------------------------------------------------------------------
                                                                         175,999
--------------------------------------------------------------------------------
Funeral Services and Related Items - 0.4%
        15,000   Prime Succession Acquisition Co., 10.75%
                    senior subordinated notes, due 8/15/04                16,425
--------------------------------------------------------------------------------
Gambling - Non-Hotel Casinos - 1.4%
        25,000   Casino America, Inc., 12.50%
                    senior notes, due 8/1/03                              28,250
        25,000   Lady Luck Gaming Corp., 11.875%
                    first mortgage notes, due 3/1/01                      25,875
--------------------------------------------------------------------------------
                                                                          54,125
--------------------------------------------------------------------------------
Home Decorating Products - 0.8%
        32,000   Home Interiors & Gifts, Inc., 10.125%
                    senior subordinated notes, due 6/1/08                 32,640
--------------------------------------------------------------------------------
Home Furnishings - 0.6%
        20,000   Cort Furniture Rental, 12.00%
                    senior notes, due 9/1/00                              21,700
--------------------------------------------------------------------------------
Hotels and Motels - 0.9%
        35,000   Hard Rock Hotel, Inc., 9.25%
                    senior subordinated notes, due 4/1/05                 35,700
--------------------------------------------------------------------------------
Human Resources - 0.7%
        25,000   COMFORCE Corp., 12.00%
                    senior notes, due 12/1/07                             27,000
--------------------------------------------------------------------------------
Instruments - Controls - 1.0%
        35,000   Imo Industries, Inc., 11.75%
                    senior subordinated notes, due 5/1/06                 39,463
--------------------------------------------------------------------------------
Machinery - General Industrial - 1.1%
        40,000   Fairfield Manufacturing Co., Inc., 11.375%
                    senior subordinated notes, due 7/1/01                 41,750
--------------------------------------------------------------------------------
Machinery - Print Trade - 0.7%
        25,000   Goss Graphic Systems, Inc., 12.00%
                    senior subordinated notes, due 10/15/06               26,438
--------------------------------------------------------------------------------
Manufacturing - 3.8%
                 Foamex International, Inc.:
        80,000      13.50%, senior subordinated notes,
                    due 8/15/05+                                          92,700
        50,000      9.875%, company guaranteed notes,
                    due 6/15/07                                           54,125
--------------------------------------------------------------------------------
                                                                         146,825
--------------------------------------------------------------------------------
Medical Products - 0.6%
  $     25,000   Universal Hospital Services, Inc., 10.25%
                    senior notes, due 3/1/08+                      $      25,000
--------------------------------------------------------------------------------
Metal Processors and Fabricators - 1.1%
        40,000   Hawk Corp, 10.25%
                    senior notes, due 12/1/03                             42,900
--------------------------------------------------------------------------------
Music/Clubs - 0.5%
            40   V2 Music Holdings PLC, zero coupon
                    units, due 4/15/08                                    20,800
--------------------------------------------------------------------------------
Networking Products - 0.5%
        20,000   Exodus Communications, Inc., 11.25%
                    senior notes, due 7/1/08+                             20,025
--------------------------------------------------------------------------------
Printing - Commercial - 0.9%
        35,000   R.H. Donnelly, Inc., 9.125%
                    senior subordinated notes, due 6/1/08                 35,613
--------------------------------------------------------------------------------
Racetracks - 3.8%
       144,000   Hollywood Park, Inc., 9.50%
                    senior subordinated notes, due 8/1/07                148,500
--------------------------------------------------------------------------------
Radio - 1.7%
        60,000   SFX Broadcasting, Inc., 10.75%
                    senior subordinated notes, due 5/15/06                66,675
--------------------------------------------------------------------------------
Recreational Centers - 1.1%
        40,000   Bally Total Fitness Holding Corp., 9.875%
                    senior subordinated notes, due 10/15/07               41,200
--------------------------------------------------------------------------------
Reinsurance - 0.3%
        10,000   Veritas Holdings GMBH, 9.625%
                    senior notes, due 12/15/03                            10,638
--------------------------------------------------------------------------------
Rental Auto/Equipment - 1.5%
        50,000   Ryder TRS, Inc., 10.00%
                    senior subordinated notes, due 12/1/06                58,000
--------------------------------------------------------------------------------
Retail - Convenience Stores - 0.5%
        20,000   Core-Mark International, Inc., 11.375%
                    senior subordinated notes, due 9/15/03                21,275
--------------------------------------------------------------------------------
Retail - Discount - 1.7%
        50,000   Hills Stores Co., 12.50%
                    senior notes, due 7/1/03                              49,750
        15,000   Pamida Holdings Corp., 11.75%
                    senior subordinated notes, due 3/15/03                15,563
--------------------------------------------------------------------------------
                                                                          65,313
--------------------------------------------------------------------------------
Retail - Diversified - 3.0%
                 Eye Care Centers of America, Inc.:
        40,000      12.00%, senior notes, due 10/1/03                     43,300
        35,000      9.125%, senior subordinated notes,
                    due 5/1/08                                            34,563
        40,000   Falcon Holding Group, 8.375%
                    debentures, due 4/15/10                               40,100
--------------------------------------------------------------------------------
                                                                         117,963
--------------------------------------------------------------------------------
Retail - Drug Store - 0.7%
        25,000   Community Distributors, Inc., 10.25%
                    company guaranteed notes, due 10/15/04                25,750
--------------------------------------------------------------------------------
Retail - Internet - 0.9%
        60,000   Amazon.com, Inc., zero coupon
                    senior discount notes, due 5/1/08                     36,525
--------------------------------------------------------------------------------
Retail - Music Store - 1.3%
        50,000   MTS, Inc., 9.375%
                    senior subordinated notes, due 5/1/05+                49,313
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 2.1%
        80,000   Fred Meyer, Inc., 7.45%
                    senior notes, due 3/1/08                              80,300
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   38

           JANUS ASPEN HIGH-YIELD PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Satellite Telecommunications - 0.4%
  $         15   American Mobile Satellite Corp., 12.25%
                    units, due 4/1/08+                             $      14,250
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 2.1%
        75,000   Local Financial Corp., 11.00%
                    senior notes, due 9/8/04                              82,313
--------------------------------------------------------------------------------
Steel - Producers - 1.3%
                 Steel Heddle Group, Inc.:
        20,000      10.625%, senior subordinated notes,
                    due 6/1/08+                                           20,150
        30,000      zero coupon, debentures, due 6/1/09+                  15,337
        15,000   Weirton Steel Corp., 11.375%
                    senior notes, due 7/1/04                              16,088
--------------------------------------------------------------------------------
                                                                          51,575
--------------------------------------------------------------------------------
Telecommunication Services - 9.4%
        60,000   21st Century Telecom Group, Inc., zero coupon
                    senior discount notes, due 2/15/08                    33,825
        50,000   IDT Corp., 8.75%
                    senior notes, due 2/15/06                             48,562
        20,000   IXC Communications, Inc., 9.00%
                    senior subordinated notes, due 4/15/08                19,950
        73,000   Level 3 Communications, Inc., 9.125%
                    senior notes, due 5/1/08                              70,992
        60,000   Microcell Telecommunications, Inc., zero coupon
                    senior discount notes, due 6/1/06                     29,700
            40   Onepoint Communications Corp., 14.50%
                    units, due 6/1/08+                                    38,400
        10,000   Peoples Telephone Co., Inc., 12.25%
                    senior notes, due 7/15/02                             10,525
        60,000   Pinnacle Holdings, Inc., zero coupon
                    senior discount notes, due 3/15/08                    39,300
        20,000   SBA Communications Corp., 12.00%
                    senior discount notes, due 3/1/08+                    12,600
        47,000   Telegroup, Inc., zero coupon
                    senior discount notes, due 11/1/04                    37,130
        45,000   Teligent, Inc., zero coupon
                    senior discount notes, due 3/1/08+                    24,806
--------------------------------------------------------------------------------
                                                                         365,790
--------------------------------------------------------------------------------
Telephone - Integrated - 3.0%
        25,000   Dobson Wireline Co., 12.25%
                    senior notes, due 6/15/08                             24,312
                 Intermedia Communications, Inc.:
        85,000      zero coupon, senior discount notes,
                    due 5/15/06                                           69,912
        30,000      zero coupon, senior discount notes,
                    due 7/15/07                                           21,975
--------------------------------------------------------------------------------
                                                                         116,199
--------------------------------------------------------------------------------
Telephone - Local - 1.0%
        50,000   e.spire Communications, Inc., zero coupon
                    senior discount notes, due 4/1/06                     39,625
--------------------------------------------------------------------------------
Telephone - Long Distance - 2.0%
        25,000   Esprit Telecom Group PLC, 11.50%
                    senior notes, due 12/15/07                            25,750
        50,000   Primus Telecommunications Group, Inc., 11.75%
                    senior notes, due 8/1/04                              53,000
--------------------------------------------------------------------------------
                                                                          78,750
--------------------------------------------------------------------------------
Television - 2.3%
        50,000   Dialog Corp. PLC, 11.00%
                    senior subordinated notes, due 11/15/07               55,250
        10,000   Price Communications Corp., 11.75%
                    senior subordinated notes, due 7/15/07                11,150
        25,000   TV Bandeirantes, 12.875%
                    notes, due 5/15/06+                                   21,563
--------------------------------------------------------------------------------
                                                                          87,963
--------------------------------------------------------------------------------
Textile - Products - 0.5%
  $     20,000   Glenoit Corp., 11.00%
                    company guaranteed notes, due 4/15/07          $      21,400
--------------------------------------------------------------------------------
Transportation - Services - 0.8%
        30,000   Atlantic Express, Inc., 10.75%
                    company guaranteed notes, due 2/1/04                  31,950
--------------------------------------------------------------------------------
Water - 2.0%
        75,000   Sparkling Spring Water Group, 11.50%
                    senior subordinated notes, due 11/15/07               79,313
--------------------------------------------------------------------------------
Wire and Cable Products - 0.6%
        20,000   International Wire Group, Inc., 11.75%
                    senior subordinated notes, due 6/1/05                 22,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $3,641,079)                                3,684,897
--------------------------------------------------------------------------------
Preferred Stock - 1.6%
--------------------------------------------------------------------------------
Broadcast Services and Programming - 0.2%
             1   Paxson Communications Corp., 13.25%                      10,000
--------------------------------------------------------------------------------
Engineering - Research and Development Services - 0.9%
           520   CSC Holdings, Inc., 8.50%                                33,249
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 0.5%
           600   Chevy Chase Savings, 13.00%                              18,600
--------------------------------------------------------------------------------
Total Preferred Stock (cost $60,137)                                      61,849
--------------------------------------------------------------------------------
Warrants - 0.2%
                 Gothic Energy Corp.:
           238      exp. 1/23/03*                                            238
           700      exp. 9/1/04*                                             700
           160   Microcell Telecommunications, Inc.
                    - exp. 6/1/06*,+                                       4,000
            50   Primus Telecommunications Group, Inc.
                    - exp. 8/1/04*                                         1,900
--------------------------------------------------------------------------------
Total Warrants (cost $2,000)                                               6,838
--------------------------------------------------------------------------------
U.S. Government Agency - 3.9%
                 Freddie Mac
  $    155,000      5.85%, 7/1/98 (amortized cost $155,000)              155,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,858,216) - 100.1%                     3,908,584
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.1%)          (5,311)
--------------------------------------------------------------------------------
Net Assets - 100%                                                  $   3,903,273
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   39

  JANUS ASPEN SHORT-TERM BOND PORTFOLIO Portfolio Manager, Sandy R. Rufenacht

     For the six-month period ended June 30, 1998, Janus Aspen Short-Term Bond Portfolio's Institutional Shares appreciated 2.78%, while its Retirement Shares gained 2.56%. In comparison, the Lehman Brothers Government/Corporate 1-3 Year Bond Index appreciated 3.03%. Both returns include reinvested dividends. The average annual total returns for the period ended June 30,1998, follow on the next page.

     While the majority of our investments were solid, the Portfolio's performance lagged its benchmark because of a substantial cash position throughout the period. I allowed cash levels to build in anticipation of taking advantage of selected opportunities during temporary downturns in the market.

Two Sides of the Asian Crisis

     U.S. government debt again became the safe haven during the period as a result of renewed economic turmoil in Asia. The continuing decline in the yen was particularly unsettling and injected new volatility into Asian and domestic stock markets, causing a flight to U.S. dollar-denominated assets. U.S. Treasuries benefited the most from these developments, experiencing a brief but significant rally before retreating upon the U.S. central bank's intervention to strengthen the yen. As a result of this rally, the Portfolio's substantial investment in Treasuries proved advantageous.

     On the flip side, investment-grade corporate bonds, which also made up a large portion of the Portfolio, lagged Treasuries during the first half. Corporate bonds traded at their lowest prices in years relative to government bonds as worries about profits, the impact of the Asian crisis, and a flood of new issuance restrained this segment. However, because of their limited credit risk, I remain optimistic about corporate bonds, particularly several of our long-time holdings, including IBM Corp., Smith-Kline Beecham, and Hyatt Equities.

Positioned for Flexibility

     The Portfolio remains positioned for flexibility, allowing it to respond quickly to changes in interest rates. We've accomplished this by holding a sizable weighting in investment-grade bonds, along with Treasuries and cash equivalents. We also maintained a relatively small weighting in high-yield bonds, which involve slightly higher credit risk than investment-grade bonds but offer more attractive yields. This position will remain small in preparation for the future liquidation of the Portfolio.

--------------------------------------------------------------------------------
Portfolio Asset Mix                     June 30, 1998     December 31, 1997
Investment-Grade Corp. Bonds                35.2%               82.5%
High-Yield/High-Risk Corp. Bonds             8.6%                 --
U.S. Government Obligations                 40.6%                 --
Cash & Cash Equivalents                     15.6%               17.5%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Portfolio Profile                       June 30, 1998     December 31, 1997
Weighted Average Maturity                   2.2 Yrs.            1.9 Yrs.
Average Modified Duration*                  1.9 Yrs.            1.6 Yrs.
30-day Average Yield
  Institutional Shares**                    5.62%               6.15%
    Without Reimbursement**                 5.19%               4.94%
  Retirement Shares**                       5.10%               5.57%
    Without Reimbursement**                 4.68%               4.36%
Average Rating                                A+                  A+
--------------------------------------------------------------------------------
*A theoretical measure of price volatility.
** Yields will fluctuate.

Possible Worldwide Economic Slowdown

     My outlook for the bond market is stable to good. The inflationary environment appears muted, and interest rates should remain low, kept in check by continued financial pressures in Asia. I believe troubles in the Far East may cause a worldwide slowdown and am beginning to see a lot of crossover-buying into bonds as a result. After three years of strong stock market returns, investors seem to be rediscovering the added safety of the bond market. Wherever interest rates are headed, the Portfolio is positioned to respond quickly, and the mix of securities should keep yields competitive.

     In closing, I'd like to thank you for your continued investment in Janus Aspen Short-Term Bond Portfolio.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   40

  JANUS ASPEN SHORT-TERM BOND PORTFOLIO Portfolio Manager, Sandy R. Rufenacht

--------------------------------------------------------------------------------
Average Annual Total Return(1)
For the Periods Ended June 30, 1998
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                           6.28%
  From Inception                                   5.02%
--------------------------------------------------------------------------------
Lehman Brothers Govt./Corp. 1-3 Year Bond Index
  1 Year                                           6.79%
  From Inception Date of Institutional Shares      5.66%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                           5.74%
  From Inception                                   6.14%
--------------------------------------------------------------------------------

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or dividends and interest payments or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.


        JANUS ASPEN SHORT-TERM BOND PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 43.8%
--------------------------------------------------------------------------------
Building - Residential and Commercial - 0.5%
  $     21,000  Toll Corp., 9.50%
                    senior subordinated notes, due 3/15/03         $      21,683
--------------------------------------------------------------------------------
Computers - Mainframe - 4.7%
       200,000   IBM Corp., 6.375%
                    global notes, due 6/15/00                            202,000
--------------------------------------------------------------------------------
Diversified Financial Services - 4.7%
       100,000   Associates Corp. N.A., 5.85%
                    senior notes, due 1/15/01                             99,750
       100,000   Chrysler Financial Corp., 6.625%
                    notes, due 8/15/00                                   101,375
--------------------------------------------------------------------------------
                                                                         201,125
--------------------------------------------------------------------------------
Finance - Auto Loans - 2.3%
       100,000   Ford Motor Credit Co., 6.25%
                    notes, due 11/8/00                                   100,500
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 2.3%
       100,000   Merrill Lynch & Co., Inc., 6.00%
                    notes, due 3/1/01                                    100,125
--------------------------------------------------------------------------------
Hotels and Motels - 4.0%
        65,000   Host Marriott Corp., 9.50%
                    senior notes, due 5/15/05                             68,900
       100,000   Hyatt Equities, L.L.C., 6.80%
                    notes, due 5/15/00+                                  101,125
--------------------------------------------------------------------------------
                                                                         170,025
--------------------------------------------------------------------------------
Machinery - General Industrial - 1.8%
        75,000   Fairfield Manufacturing Co., Inc., 11.375%
                    senior subordinated notes, due 7/1/01                 78,281
--------------------------------------------------------------------------------
Manufacturing - 2.2%
        80,000   Foamex L.P., 13.50%
                    senior subordinated notes, due 8/15/05+               92,700
--------------------------------------------------------------------------------
Medical - Drugs - 2.4%
       100,000   SmithKline Beecham PLC, 6.75%
                    company guaranteed notes, due 10/30/01               102,375
--------------------------------------------------------------------------------
Multimedia - 3.5%
       150,000   Walt Disney Co. (The), 6.375%
                    senior notes, due 3/30/01                            152,063
--------------------------------------------------------------------------------
Paint and Related Products - 2.3%
  $    100,000   Sherwin-Williams Co., 6.25%
                    notes, due 2/1/00                              $     100,625
--------------------------------------------------------------------------------
Pipelines - 2.3%
       100,000   Enron Corp., 6.45%
                    notes, due 11/15/01                                  100,875
--------------------------------------------------------------------------------
Retail - Discount - 4.7%
       100,000   TJX Companies, Inc., 6.625%
                    notes, due 6/15/00                                   100,875
       100,000   Woolworth Corp., 7.00%
                    notes, due 6/1/00                                    101,250
--------------------------------------------------------------------------------
                                                                         202,125
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 2.6%
       110,000   Fred Meyer, Inc., 7.15%
                    senior notes, due 3/1/03                             110,000
--------------------------------------------------------------------------------
Super-Regional Banks - 3.5%
       150,000   NationsBank Corp., 5.75%
                    senior notes, due 3/15/01                            149,250
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $1,877,921)                                1,883,752
--------------------------------------------------------------------------------
U.S. Government Obligation - 40.6%
     1,725,000   U.S. Treasury Note 6.375%
                    due 1/15/00 (cost $1,746,844)                      1,746,407
--------------------------------------------------------------------------------
U.S. Government Agency - 13.8%
                 Freddie Mac
       595,000      5.85%, 7/1/98 (amortized cost $595,000)              595,000
--------------------------------------------------------------------------------
Total Investments (total cost $4,219,765) - 98.2%                      4,225,159
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.8%             77,549
--------------------------------------------------------------------------------
Net Assets - 100%                                                  $   4,302,708
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   41

    JANUS ASPEN MONEY MARKET PORTFOLIO Portfolio Manager, Sharon S. Pichler

Performance Review

     For the six months ended June 30, 1998, Janus Aspen Money Market Portfolio returned 2.63% for the Institutional Shares, and the Retirement Shares posted a return of 2.39%. The seven-day current yield for the period ended June 30, 1998, was 4.91% and 4.43% for the Institutional and Retirement Shares, respectively. The yield quoted more accurately reflects the current earnings of the Portfolio rather than the total return.

Focused on the Shortest of Short-Term Securities

     During the period, the market appeared to be controlled more by expectations than by facts. Investors' perceptions surrounding events in Asia, as well as speculation regarding the direction of interest rates, led to wide yet temporary swings in the market. At the same time, the crisis in the Far East helped contribute to moderate economic growth in the U.S., while keeping inflation in check. The latter caused the Federal Reserve Board to hold overnight rates steady, pegging the federal funds rate at 5.5% throughout the entire period. Alluding to this in a recent meeting with Congress, Federal Reserve Chairman Alan Greenspan commented that renewed economic turmoil in Asia could further dampen U.S. growth, possibly easing the need for an interest rate hike in the months ahead.

     The combination of these circumstances persuaded me to invest primarily in very short-term obligations (as of June 30, the Portfolio's weighted average maturity was 17 days), because they are less sensitive to market forces than longer-term issues and react instead to changes in the federal funds rate. This is clearly why the yield curve of short-term securities during the period was relatively flat. As measured by the yield on the one-year Treasury bill, short-term issues traded between 5.47% on the high end and 4.55% on the low end.

Our Discipline Proved Beneficial

     With Asia's increasing financial problems, particularly the decline of the yen and the subsequent devaluation of other Asian currencies, foreign investment in U.S. Treasury securities increased. This flight to quality, however, focused almost entirely on longer-dated Treasury securities (30-year), which are considered among the world's safest, highest-rated investments. Our investment universe, primarily Treasury bills and other instruments with maturities of one year or less, was minimally affected.

     Overall, our strict discipline of detailed credit analysis and careful evaluation of each company's risk-reward characteristics again proved beneficial. Thus, we were able to produce a competitive yield with low risk. Going forward, until the global picture becomes clearer, the Portfolio will remain invested primarily in securities with very short-term maturities. In the meantime, I will continue to closely monitor various indicators, some of which appear to show signs of a pending economic slowdown.

     In closing, I'd like to thank you for your continued investment in Janus Aspen Money Market Portfolio.

--------------------------------------------------------------------------------
A money market portfolio is neither insured nor guaranteed by the U.S. government, and there can be no assurance it will be able to maintain a $1.00 share price. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   42

          JANUS ASPEN MONEY MARKET PORTFOLIO June 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Certificates of Deposit - 7.7%
                 Bayerische Landesbaken A.G.:
  $  1,000,000      5.775%, 7/27/98                                $     999,909
     1,000,000      5.71%, 10/6/98                                       999,672
--------------------------------------------------------------------------------
Total Certificates of Deposit (cost $1,999,581)                        1,999,581
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 54.6%
     1,000,000   America Express Credit Corp.
                    5.51%, 8/11/98                                       993,724
     1,000,000   Associates Corp. of North America
                    5.50%, 8/7/98                                        994,347
     1,000,000   Bankers Trust Co.
                    5.58%, 8/12/98                                       993,490
     1,000,000   CIT Group Holdings, Inc.
                    5.50%, 8/7/98                                        994,347
     1,250,000   Coca-Cola Corp.
                    5.52%, 7/28/98                                     1,244,825
     1,444,000   Cogentrix of Richmond, Inc.
                    5.65%, 7/17/98                                     1,440,374
     1,200,000   Ford Motor Credit Corp.
                    5.55%, 7/13/98                                     1,197,780
     1,000,000   General Electric Capital Corp.
                    5.52%, 8/13/98                                       993,407
     1,400,000   General Motors Acceptance Corp.
                    5.55%, 7/15/98                                     1,396,978
     1,500,000   Goldman Sachs Group, L.P.
                    5.60%, 7/2/98                                      1,499,767
     1,500,000   PHH Corp.
                    5.75%, 7/7/98                                      1,498,563
     1,000,000   Sanwa Business Credit Corp.
                    6.15%, 7/23/98                                       996,242
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $14,243,844)         14,243,844
--------------------------------------------------------------------------------
Repurchase Agreements - 44.7%
  $  5,660,000   Goldman Sachs and Co., 6.10%
                    dated 6/30/98 maturing 7/1/98, to be
                    repurchased at $5,702,354 in Freddie Mac
                    6.50%, 9/1/03; with a value of $5,773,201***   $   5,660,000
     6,000,000   Morgan Stanley, Dean Witter, Discover & Co.,
                    6.25% dated 6/30/98 maturing 7/1/98, to
                    be repurchased at $6,001,042,
                    collateralized by $3,515,303 in Fannie
                    Mae 0.472% - 17.258%, 6/25/00 - 7/18/28;
                    by $3,369,053 in Freddie Mac 6.00% -
                    855.25%, 10/15/05 - 6/15/35; with
                    respective values of $4,502,980 and
                    $2,928,608***                                      6,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $11,660,000)                        11,660,000
--------------------------------------------------------------------------------
Total Investments (total cost $27,903,425) - 107.0%                   27,903,425
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (7.0%)      (1,826,875)
--------------------------------------------------------------------------------
Net Assets - 100%                                                  $  26,076,550
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.


                        NOTES TO SCHEDULES OF INVESTMENTS

(ADR) - American Depository Receipt
(GDR) - Global Depository Receipt
DEM - German Deutschemark
Adjustable Rate Preferred Stock Dividend Rates are as of 6/30/98.
  * Non-income-producing security
 ** A portion of this  security has been  segregated  by the  custodian to cover segregation requirements on open forward currency contracts.
*** Repurchase Agreements held by the Portfolio are fully collateralized and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
+ Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   43

              This space reserved for your notes and computations.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   44

                      STATEMENTS OF ASSETS AND LIABILITIES

As of June 30, 1998 (unaudited)                     Janus Aspen   Janus Aspen   Janus Aspen   Janus Aspen
(all numbers in thousands except      Janus Aspen    Aggressive     Capital    International   Worldwide    Janus Aspen
Retirement Shares outstanding and       Growth         Growth     Appreciation     Growth        Growth      Balanced
net asset value per share)             Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                  $  655,819    $  473,108    $   18,518    $  218,842    $1,925,968    $  484,221
====================================================================================================================================
  Investments at value                 $  836,409    $  636,295    $   22,984    $  265,961    $2,524,897    $  563,315
  Cash                                        159           119            38            24         1,072            87
  Receivables:
    Investments sold                          873           592           705         3,256        33,058            99
    Portfolio shares sold                   1,248           249           353           342         3,455         1,139
    Interest                                   --            --            --            --             5         3,451
    Dividends                                 264           114             3           523         3,502           276
  Other assets                                 --            --            --            --            --            --
  Foreign currency contracts                   --            --            --           154         1,166            --
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                              838,953       637,369        24,083       270,260     2,567,155       568,367
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                   8,991        11,355            --        14,050       164,877         6,788
    Portfolio shares repurchased              779           783            --           136         7,938           211
    Advisery fee                              417           344            12           133         1,230           315
  Accrued expenses                             40            32             7            53           142            19
  Foreign currency contracts                   18           406            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                          10,245        12,920            19        14,372       174,187         7,333
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                             $  828,708    $  624,449    $   24,064    $  255,888    $2,392,968    $  561,034
====================================================================================================================================
Net Assets - Institutional Shares:     $  828,694    $  624,434    $   24,047    $  255,875    $2,391,846    $  561,020
  Shares Outstanding, $.001 Par Value
   (unlimited shares authorized)           40,040        25,905         1,454        11,528        83,328        28,191
  Net Asset Value Per Share            $    20.70    $    24.10    $    16.54    $    22.20    $    28.70    $    19.91
====================================================================================================================================
Net Assets - Retirement Shares:        $       14    $       15    $       17    $       13    $    1,122    $       14
  Shares Outstanding, $.001 Par Value
   (unlimited shares authorized)              675           620         1,000           607        39,061           688
  Net Asset Value Per Share            $    20.66    $    23.97    $    16.51    $    22.19    $    28.71    $    19.90
------------------------------------------------------------------------------------------------------------------------------------

                STATEMENTS OF ASSETS AND LIABILITIES (Continued)

As of June 30, 1998 (unaudited)       Janus Aspen   Janus Aspen   Janus Aspen                 Janus Aspen
(all numbers in thousands except        Equity       Growth and     Flexible    Janus Aspen    Short-Term   Janus Aspen
Retirement Shares outstanding and       Income         Income        Income      High-Yield       Bond      Money Market
net asset value per share)             Portfolio     Portfolio(1)  Portfolio     Portfolio     Portfolio     Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                  $    4,824    $    1,683    $   79,126    $    3,858    $    4,220    $   27,903
====================================================================================================================================
  Investments at value                 $    5,761    $    1,761    $   80,770    $    3,909    $    4,225    $   27,903
  Cash                                         29             2            63            18            --            --
  Receivables:
    Investments sold                            1             1         1,148            69            --            --
    Portfolio shares sold                       6            35           278            --            --           111
    Interest                                    5             1         1,443            79            88            99
    Dividends                                   4            --             4            --            --            --
  Other assets                                 --             6             1             3             2            --
  Foreign currency contracts                   --            --             1            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                5,806         1,806        83,708         4,078         4,315        28,113
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                       8           100           530           144            --            --
    Portfolio shares repurchased               --            --           152            15             4         2,025
    Advisery fee                                3             1            43             2             2             6
  Accrued expenses                              6             3             9            14             6             5
  Foreign currency contracts                   --            --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                              17           104           734           175            12         2,036
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                             $    5,789    $    1,702    $   82,974    $    3,903    $    4,303    $   26,077
====================================================================================================================================
Net Assets - Institutional Shares:     $    5,772    $    1,691    $   82,962    $    3,891    $    4,292    $   26,066
  Shares Outstanding, $.001 Par Value
   (unlimited shares authorized)              354           160         6,939           328           491        26,066
  Net Asset Value Per Share            $    16.29    $    10.56    $    11.96    $    11.87    $     8.74    $     1.00
====================================================================================================================================
Net Assets - Retirement Shares:        $       17    $       11    $       12    $       12    $       11    $       11
  Shares Outstanding, $.001 Par Value
   (unlimited shares authorized)            1,013         1,000           966         1,004         1,225        10,552
  Net Asset Value Per Share            $    16.21    $    10.55    $    11.96    $    11.88    $     8.75    $     1.00
------------------------------------------------------------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS

                                                        Janus Aspen   Janus Aspen   Janus Aspen   Janus Aspen
For the six months ended                  Janus Aspen    Aggressive     Capital    International   Worldwide    Janus Aspen
June 30, 1998 (unaudited)                   Growth         Growth     Appreciation     Growth        Growth      Balanced
(all numbers in thousands)                 Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                 $   1,823     $     303     $      41     $     425     $   2,514     $   5,018
  Dividends                                    2,397           709            31         2,059        17,175         1,816
  Foreign tax withheld                         (121)          (26)            --         (269)       (2,153)          (55)
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                        4,099           986            72         2,215        17,536         6,779
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisery fees                                2,317         1,971            49           657         6,406         1,649
  Transfer agent fees and expenses                 2             1            --             1            12             2
  Registration fees                                6             6            --            --            23             2
  System fees                                      7            10             4             6             9             8
  Custodian fees                                  73            70            11           188           647            39
  Insurance expense                                5             5            --             1             1            --
  Audit fees                                       6             9             6             8             8             6
  Other expenses                                   6             4             2             3            11             3
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                 2,422         2,076            72           864         7,117         1,709
------------------------------------------------------------------------------------------------------------------------------------
Less: Expense Offset                             (3)          (15)            --           (1)           (8)          (10)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                   2,419         2,061            72           863         7,109         1,699
------------------------------------------------------------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                --            --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement               2,419         2,061            72           863         7,109         1,699
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                   1,680       (1,075)            --         1,352        10,427         5,080
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized
 Gain/(Loss) on Investments:
  Net realized gain/(loss)
   from securities transactions               16,937        41,969         (371)         2,091        44,291         8,435
  Net realized gain/(loss)
   from foreign currency transactions            (7)         (461)            --           705         9,055          (13)
  Net realized gain/(loss)
   from futures contracts                         --            --            --         (120)       (1,063)            --
  Change in net unrealized appreciation
   or depreciation of investments            106,146        49,112         4,201        35,179       395,879        58,751
------------------------------------------------------------------------------------------------------------------------------------
Net Gain on Investments                      123,076        90,620         3,830        37,855       448,162        67,173
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
 Resulting from Operations                 $ 124,756     $  89,545     $   3,830     $  39,207     $ 458,589     $  72,253
====================================================================================================================================

                            STATEMENTS OF OPERATIONS (Continued)

                                          Janus Aspen   Janus Aspen   Janus Aspen                 Janus Aspen
For the six months ended                    Equity       Growth and     Flexible    Janus Aspen    Short-Term   Janus Aspen
June 30, 1998 (unaudited)                   Income         Income        Income      High-Yield       Bond      Money Market
(all numbers in thousands)                 Portfolio     Portfolio(1)  Portfolio     Portfolio     Portfolio     Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                 $       3     $       2     $   2,518     $     161     $     112     $     729
  Dividends                                       27             1            23             3            --            --
  Foreign tax withheld                            --            --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                           30             3         2,541           164           112           729
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisery fees                                   18             1           220            14            12            32
  Transfer agent fees and expenses                --             1            --            --            --            --
  Registration fees                               --            --             1             1            --            --
  System fees                                      2             2             6             5             4             5
  Custodian fees                                  13             5            16            13             5             3
  Insurance expense                               --            --            --            --            --            --
  Audit fees                                       4             1             4             6             3             4
  Other expenses                                   2            --             2             1             1             2
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                    39            10           249            40            25            46
------------------------------------------------------------------------------------------------------------------------------------
Less: Expense Offset                              --            --           (2)            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                      39            10           247            40            25            46
------------------------------------------------------------------------------------------------------------------------------------
Less: Excess Expense Reimbursement               (9)           (8)            --          (21)          (13)            --
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                  30             2           247            19            12            46
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                      --             1         2,294           145           100           683
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized
 Gain/(Loss) on Investments:
  Net realized gain/(loss)
   from securities transactions                   57             4         1,324            98             8            --
  Net realized gain/(loss)
   from foreign currency transactions              1            --             1           (1)            --            --
  Net realized gain/(loss)
   from futures contracts                         --            --            --            --            --            --
  Change in net unrealized appreciation
   or depreciation of investments                858            78          (54)          (14)           (8)            --
------------------------------------------------------------------------------------------------------------------------------------
Net Gain on Investments                          916            82         1,271            83            --            --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
 Resulting from Operations                 $     916     $      83     $   3,565     $     228     $     100     $     683
====================================================================================================================================

(1) For the period May 1, 1998, (inception) to June 30, 1998.

See Notes to Financial Statements.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   45 and 46

                       STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended
June 30, 1998, (unaudited)
and the fiscal year or period                      Janus Aspen          Janus Aspen          Janus Aspen          Janus Aspen
ended December 31, 1997                              Growth          Aggressive Growth  Capital Appreciation  International Growth
(all numbers in thousands(3))                       Portfolio            Portfolio            Portfolio            Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                   1998       1997       1998       1997      1998    1997(1)      1998       1997
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                 $  1,680   $  4,350   $(1,075)   $  (436)        --   $    25   $  1,352   $    669
  Net realized gain/(loss) from
   investment transactions                       16,930     47,939     41,508        788   $ (371)     (146)      2,676      (148)
  Change in unrealized net appreciation
   or (depreciation) of investments             106,146     39,125     49,112     56,805     4,201       265     35,179     10,109
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in
 Net Assets Resulting from Operations           124,756     91,414     89,545     57,157     3,830       144     39,207     10,630
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions:
  Net investment income                         (1,501)    (4,361)         --         --       (4)      (21)    (1,353)      (645)
  Dividends (in excess of net
   investment income)                                --         --         --         --        --        --         --         --
  Net realized gain from
   investment transaction                      (48,597)    (9,976)         --         --        --        --    (3,097)       (59)
  Distributions (in excess of realized gains)        --         --         --         --        --        --         --      (161)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets
 from Dividends and Distributions              (50,098)   (14,337)         --         --       (4)      (21)    (4,450)      (865)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold:
    Institutional Shares                        140,022    244,131    111,239    204,318    22,785     9,452    131,279    185,562
    Retirement Shares                                --         10         --         10        --        10         --         10
  Reinvested dividends and distributions:
    Institutional Shares                         50,097     14,337         --         --         4        21      4,450        864
    Retirement Shares                                 1         --         --         --        --        --         --         --
  Shares repurchased:
    Institutional Shares                       (44,363)   (53,051)   (84,546)  (136,967)   (9,397)   (2,760)   (75,700)   (62,291)
    Retirement Shares                                --         --         --         --        --        --         --         --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
 from Capital Share Transactions                145,757    205,427     26,693     67,361    13,392     6,723     60,029    124,145
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets           220,415    282,504    116,238    124,518    17,218     6,846     94,786    133,910
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of period                           608,293    325,789    508,211    383,693     6,846        --    161,102     27,192
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                $828,708   $608,293   $624,449   $508,211   $24,064   $ 6,846   $255,888   $161,102
====================================================================================================================================
Net Assets consist of:
  Capital (par value and paid-in surplus)*     $631,615   $485,858   $431,230   $404,537   $20,115   $ 6,723   $209,167   $149,136
  Undistributed net investment
   income/(distribution in excess)*                 296        117    (1,075)         --        --         4         78         80
  Undistributed net realized
   gain/(loss) from investments*                 16,227     47,894     31,514    (9,994)     (517)     (146)      (626)      (206)
  Unrealized appreciation/(depreciation)
   of investments                               180,570     74,424    162,780    113,668     4,466       265     47,269     12,092
------------------------------------------------------------------------------------------------------------------------------------
                                               $828,708   $608,293   $624,449   $508,211   $24,064   $ 6,846   $255,888   $161,102
====================================================================================================================================
Transactions in Portfolio Shares -
 Institutional Shares:
  Shares sold                                     6,832     14,157      5,006     11,104     1,546       765      6,370     10,297
  Reinvested dividends and distributions          2,421        829         --         --        --         2        201         46
------------------------------------------------------------------------------------------------------------------------------------
Total                                             9,253     14,986      5,006     11,104     1,546       767      6,571     10,343
------------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                              (2,134)    (3,068)    (3,828)    (7,417)     (633)     (226)    (3,759)    (3,357)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/Decrease in Portfolio Shares         7,119     11,918      1,178      3,687       913       541      2,812      6,986
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding Beginning of Period           32,921     21,003     24,727     21,040       541        --      8,716      1,730
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                 40,040     32,921     25,905     24,727     1,454       541     11,528      8,716
====================================================================================================================================
Transactions in Portfolio Shares -
 Retirement Shares:(3)
  Shares sold                                        --        618         --        620        --     1,000         --        595
  Reinvested dividends and distributions             40         17         --         --        --        --          8          4
------------------------------------------------------------------------------------------------------------------------------------
Total                                                40        635         --        620        --     1,000          8        599
------------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                   --         --         --         --        --        --         --         --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/Decrease in Portfolio Shares            40        635         --        620        --     1,000          8        599
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding Beginning of Period              635         --        620         --     1,000        --        599         --
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                    675        635        620        620     1,000     1,000        607        599
====================================================================================================================================
Purchases and Sales of Investment Securities:
 (excluding Short-Term Securities)
  Purchases of Securities                      $331,142   $713,049   $357,614   $583,004   $14,741   $ 6,590   $139,362   $193,061
  Proceeds from Sales of Securities             247,216    506,228    333,162    509,947     3,230     1,165     79,280     73,634
  Purchases of Long-Term
   U.S. Government Obligations                       --         --         --         --        --        --         --         --
  Proceeds from Sales of Long-Term
   U.S. Government Obligations                       --         --         --         --        --        --         --         --
====================================================================================================================================

                 STATEMENTS OF CHANGES IN NET ASSETS (Continued)
For the six months ended
June 30, 1998, (unaudited)                                                                                              Janus Aspen
and the fiscal year or period                           Janus Aspen               Janus Aspen           Janus Aspen     Growth and
ended December 31, 1997                               Worldwide Growth             Balanced           Equity Income        Income
(all numbers in thousands(3))                            Portfolio                 Portfolio             Portfolio       Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                         1998         1997         1998        1997      1998    1997(1)   1998(2)
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                    $    10,427   $     7,744   $   5,080   $   5,061        --   $     3   $     1
  Net realized gain/(loss)
   from investment transactions                        52,283        46,834       8,422      13,320   $    58        71         4
  Change in unrealized net appreciation
   or (depreciation) of investments                   395,879       135,768      58,751      15,763       858        80        78
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in
 Net Assets Resulting from Operations                 458,589       190,346      72,253      34,144       916       154        83
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions:
  Net investment income                              (11,261)       (9,330)     (3,541)     (5,104)        --       (2)        --
  Dividends (in excess of
  net investment income)                                   --       (1,332)          --          --        --        --        --
  Net realized gain from investment transactions     (69,710)       (8,190)    (13,227)     (1,791)      (74)        --        --
  Distributions (in excess of realized gains)              --            --          --          --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets
 from Dividends and Distributions                    (80,971)      (18,852)    (16,768)     (6,895)      (74)       (2)        --
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold:
    Institutional Shares                              489,211       897,983     143,217     254,907     3,288     3,884     1,680
    Retirement Shares                                     591           402          --          10        --        10        10
  Reinvested dividends and distributions:
    Institutional Shares                               80,937        18,852      16,768       7,744        74         2        --
    Retirement Shares                                      34            --          --          --        --        --        --
  Shares repurchased:
    Institutional Shares                            (132,360)      (94,383)    (16,857)    (12,969)   (1,475)     (988)      (71)
    Retirement Shares                                    (14)            --          --          --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
 from Capital Share Transactions                      438,399       822,854     143,128     249,692     1,887     2,908     1,619
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                 816,017       994,348     198,613     276,941     2,729     3,060     1,702
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of period                               1,576,951       582,603     362,421      85,480     3,060        --        --
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                   $ 2,392,968   $ 1,576,951   $ 561,034   $ 362,421   $ 5,789   $ 3,060   $ 1,702
====================================================================================================================================
Net Assets consist of:
  Capital (par value and paid-in surplus)*        $ 1,765,993   $ 1,327,595   $ 471,851   $ 328,723   $ 4,796   $ 2,908   $ 1,619
  Undistributed net investment
   income/(distribution in excess)*                       723         1,556       1,667         129        --         1         1
  Undistributed net realized
   gain/(loss) from investments*                       26,214        43,642       8,423      13,228        56        71         4
  Unrealized appreciation/(depreciation)
   of investments                                     600,038       204,158      79,093      20,341       937        80        78
------------------------------------------------------------------------------------------------------------------------------------
                                                  $ 2,392,968   $ 1,576,951   $ 561,034   $ 362,421   $ 5,789   $ 3,060   $ 1,702
====================================================================================================================================
Transactions in Portfolio Shares -
 Institutional Shares:
  Shares sold                                          18,017        40,742       7,493      15,268       221       301       167
  Reinvested dividends and distributions                2,829           819         847         470         5        --        --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                  20,846        41,561       8,340      15,738       226       301       167
------------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                    (4,924)       (4,123)       (900)       (776)      (98)      (75)       (7)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/Decrease in Portfolio Shares              15,922        37,438       7,440      14,962       128       226       160
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding Beginning of Period                 67,406        29,968      20,751       5,789       226        --        --
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                       83,328        67,406      28,191      20,751       354       226       160
====================================================================================================================================
Transactions in Portfolio Shares -
 Retirement Shares:(3)
  Shares sold                                          21,111        17,245          --         650        --     1,000     1,000
  Reinvested dividends and distributions                1,188             6          19          19        13        --        --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                  22,299        17,251          19         669        13     1,000     1,000
------------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                      (489)            --          --          --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/Decrease in Portfolio Shares              21,810        17,251          19         669        13     1,000     1,000
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding Beginning of Period                 17,251            --         669          --     1,000        --        --
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                       39,061        17,251         688         669     1,013     1,000     1,000
====================================================================================================================================
Purchases and Sales of Investment Securities:
 (excluding Short-Term Securities)
  Purchases of Securities                         $   905,555   $ 1,715,083   $ 322,145   $ 377,245   $ 4,609   $ 3,560   $ 1,735
  Proceeds from Sales of Securities                   571,851       862,382     158,056     221,317     2,482       997       256
  Purchases of Long-Term
   U.S. Government Obligations                             --            --      69,081      70,831        --        --        --
  Proceeds from Sales of Long-Term
   U.S. Government Obligations                             --            --      87,964      13,669        --        --        --
====================================================================================================================================

                 STATEMENTS OF CHANGES IN NET ASSETS (Continued)
For the six months ended
June 30, 1998, (unaudited)
and the fiscal year or period                       Janus Aspen         Janus Aspen          Janus Aspen           Janus Aspen
ended December 31, 1997                           Flexible Income        High-Yield        Short-Term Bond         Money Market
(all numbers in thousands(3))                        Portfolio           Portfolio            Portfolio             Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998       1997     1998       1997      1998       1997       1998       1997
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                   $  2,294   $  2,522   $   145   $   125   $   100   $    724   $    683   $    461
  Net realized gain/(loss)
   from investment transactions                     1,325        683        97        67         8         48         --         --
  Change in unrealized net appreciation
   or (depreciation) of investments                  (54)      1,050      (14)        39       (8)         18         --         --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in
 Net Assets Resulting from Operations               3,565      4,255       228       231       100        790        683        461
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions:
  Net investment income                           (2,464)    (2,372)     (152)     (117)     (138)      (722)      (683)      (461)
  Dividends (in excess of net investment income)       --         --        --        --        --         --         --         --
  Net realized gain from investment transactions    (704)      (322)      (66)       (6)      (46)        (4)         --         --
  Distributions (in excess of realized gains)          --         --        --        --        --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets
 from Dividends and Distributions                 (3,168)    (2,694)     (218)     (123)     (184)      (726)      (683)      (461)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold:
    Institutional Shares                           31,670     35,431     2,814     3,976     2,667     23,232     83,537     78,614
    Retirement Shares                                  --         10        --        10        --         10         --         10
  Reinvested dividends and distributions:
    Institutional Shares                            3,168      2,693       217       122       184        724        683        461
    Retirement Shares                                  --          1         1         1        --          2         --         --
  Shares repurchased:
    Institutional Shares                          (6,370)   (10,902)   (2,064)   (2,075)   (1,209)   (33,188)   (73,527)   (69,807)
    Retirement Shares                                  --         --        --        --        --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
 from Capital Share Transactions                   28,468     27,233       968     2,034     1,642    (9,220)     10,693      9,278
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets              28,865     28,794       978     2,142     1,558    (9,156)     10,693      9,278
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of period                              54,109     25,315     2,925       783     2,745     11,901     15,384      6,106
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                  $ 82,974   $ 54,109   $ 3,903   $ 2,925   $ 4,303   $  2,745   $ 26,077   $ 15,384
====================================================================================================================================
Net Assets consist of:
  Capital (par value and paid-in surplus)*       $ 79,998   $ 51,530   $ 3,752   $ 2,783   $ 4,288   $  2,646   $ 26,077   $ 15,384
  Undistributed net investment
   income/(distribution in excess)*                    38        208         4        12         1         39         --         --
  Undistributed net realized
   gain/(loss) from investments*                    1,293        672        97        66         9         47         --         --
  Unrealized appreciation/(depreciation)
   of investments                                   1,645      1,699        50        64         5         13         --         --
------------------------------------------------------------------------------------------------------------------------------------
                                                 $ 82,974   $ 54,109   $ 3,903   $ 2,925   $ 4,303   $  2,745   $ 26,077   $ 15,384
====================================================================================================================================
Transactions in Portfolio Shares -
 Institutional Shares:
  Shares sold                                       2,606      3,048       230       343       296      2,279     83,537     78,614
  Reinvested dividends and distributions              265        234        18        11        21         78        683        461
------------------------------------------------------------------------------------------------------------------------------------
Total                                               2,871      3,282       248       354       317      2,357     84,220     79,075
------------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                  (525)      (941)     (167)     (179)     (134)    (3,242)   (73,528)   (69,807)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/Decrease in Portfolio Shares           2,346      2,341        81       175       183      (885)     10,692      9,268
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding Beginning of Period              4,593      2,252       247        72       308      1,193     15,374      6,106
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                    6,939      4,593       328       247       491        308     26,066     15,374
====================================================================================================================================
Transactions in Portfolio Shares -
 Retirement Shares:(3)
  Shares sold                                          --        876        --       893        --        986         --     10,000
  Reinvested dividends and distributions               34         56        54        57        48        191        246        306
------------------------------------------------------------------------------------------------------------------------------------
Total                                                  34        932        54       950        48      1,177        246     10,306
------------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                     --         --        --        --        --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/Decrease in Portfolio Shares              34        932        54       950        48      1,177        246     10,306
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding Beginning of Period                932         --       950        --     1,177         --     10,306         --
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                      966        932     1,004       950     1,225      1,177     10,552     10,306
====================================================================================================================================
Purchases and Sales of Investment Securities:
 (excluding Short-Term Securities)
  Purchases of Securities                        $ 74,842   $ 46,074   $ 6,866   $ 6,515   $ 1,886   $  8,593         --         --
  Proceeds from Sales of Securities                52,994     31,006     6,647     4,066     2,291     14,559         --         --
  Purchases of Long-Term
   U.S. Government Obligations                     13,777     15,463       454        24     2,538     12,611         --         --
  Proceeds from Sales of Long-Term
   U.S. Government Obligations                     12,578      7,755       449        25       790     16,534         --         --
====================================================================================================================================

(1) Period May 1, 1997, (inception) to December 31, 1997.
(2) Period May 1, 1998, (inception) to June 30, 1998.
(3) Transactions in Portfolio Shares - Retirement Shares numbers are not in thousands.
*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   47 and 48

                  FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES

For a share outstanding during
the six months ended June 30, 1998,
(unaudited) or through each fiscal
year or period ended December 31                                          Janus Aspen Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                            1998       1997       1996       1995       1994       1993(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $  18.48   $  15.51   $  13.45   $  10.57   $  10.32   $  10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .04        .15        .17        .28        .09        .03
  Net gains or (losses) on securities
   (both realized and unrealized)                           3.52       3.34       2.29       2.90        .20        .32
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            3.56       3.49       2.46       3.18        .29        .35
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.04)      (.15)      (.17)      (.30)      (.04)      (.03)
  Dividends (in excess of net investment income)              --         --         --         --         --         --
  Distributions (from capital gains)                      (1.30)      (.37)      (.23)         --         --         --
  Distributions (in excess of realized gains)                 --         --         --         --         --         --
  Tax return of capital                                       --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (1.34)      (.52)      (.40)      (.30)      (.04)      (.03)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $  20.70   $  18.48   $  15.51   $  13.45   $  10.57   $  10.32
====================================================================================================================================
Total Return**                                            19.24%     22.75%     18.45%     30.17%      2.76%      3.50%
====================================================================================================================================
Net Assets, End of Period (in thousands)                $828,694   $608,281   $325,789   $126,911   $ 43,549   $  7,482
Average Net Assets for the Period (in thousands)        $717,087   $477,914   $216,125   $ 77,344   $ 26,464   $  3,191
Ratio of Gross Expenses to Average Net Assets*(2)          0.68%      0.70%      0.69%      0.78%        N/A        N/A
Ratio of Net Expenses to Average Net Assets*(2)            0.68%      0.69%      0.69%      0.76%      0.88%      0.25%
Ratio of Net Investment Income to Average Net Assets*      0.47%      0.91%      1.39%      1.24%      1.45%      2.54%
Portfolio Turnover Rate*                                     76%       122%        87%       185%       169%       162%
------------------------------------------------------------------------------------------------------------------------------------

For a share outstanding during
the six months ended June 30, 1998,
(unaudited) or through each fiscal
year or period ended December 31                                           Janus Aspen Aggressive Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                            1998         1997         1996         1995         1994       1993(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $  20.55     $  18.24     $  17.08     $  13.62     $  11.80     $  10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             (.04)           --           --          .24          .11          .01
  Net gains or (losses) on securities
   (both realized and unrealized)                           3.59         2.31         1.36         3.47         1.82         1.80
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            3.55         2.31         1.36         3.71         1.93         1.81
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                      --           --           --        (.25)        (.11)        (.01)
  Dividends (in excess of net investment income)              --           --           --           --           --           --
  Distributions (from capital gains)                          --           --        (.19)           --           --           --
  Distributions (in excess of realized gains)                 --           --           --           --           --           --
  Tax return of capital                                       --           --        (.01)           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           --           --        (.20)        (.25)        (.11)        (.01)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $  24.10     $  20.55     $  18.24     $  17.08     $  13.62     $  11.80
====================================================================================================================================
Total Return**                                            17.27%       12.66%        7.95%       27.48%       16.33%       18.05%
====================================================================================================================================
Net Assets, End of Period (in thousands)                $624,434     $508,198     $383,693     $185,911     $ 41,289     $  1,985
Average Net Assets for the Period (in thousands)        $552,049     $418,464     $290,629     $107,582     $ 14,152     $  1,091
Ratio of Gross Expenses to Average Net Assets*(2)          0.76%        0.76%        0.76%        0.86%          N/A          N/A
Ratio of Net Expenses to Average Net Assets*(2)            0.75%        0.76%        0.76%        0.84%        1.05%        0.25%
Ratio of Net Investment Income to Average Net Assets*    (0.39%)      (0.10%)      (0.27%)        0.58%        2.18%        0.34%
Portfolio Turnover Rate*                                    124%         130%          88%         155%         259%          31%
------------------------------------------------------------------------------------------------------------------------------------

*Annualized for periods of less than one full year.
**Total return not annualized for periods of less than one full year.
(1) Period September 13, 1993, (inception) to December 31, 1993.
(2) See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   49

                  FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES

For a share outstanding during
the six months ended June 30, 1998,
(unaudited) or through each fiscal
year or period ended December 31                              Janus Aspen International Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                            1998       1997       1996       1995       1994(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $  18.48   $  15.72   $  11.95   $   9.72   $  10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .12        .11        .05        .09      (.09)
  Net gains or (losses) on securities
   (both realized and unrealized)                           3.99       2.80       4.06       2.16      (.19)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            4.11       2.91       4.11       2.25      (.28)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.12)      (.11)      (.11)      (.02)         --
  Dividends (in excess of net investment income)              --         --         --         --         --
  Distributions (from capital gains)                       (.27)      (.01)      (.23)         --         --
  Distributions (in excess of realized gains)                 --       (.03)        --         --         --
  Tax return of capital                                       --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.39)      (.15)      (.34)      (.02)         --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $  22.20   $  18.48   $  15.72   $  11.95   $   9.72
====================================================================================================================================
Total Return**                                            22.22%     18.51%     34.71%     23.15%    (2.80%)
====================================================================================================================================
Net Assets, End of Period (in thousands)                $255,875   $161,091   $ 27,192   $  1,608   $  1,353
Average Net Assets for the Period (in thousands)        $200,476   $ 96,164   $  7,437   $  1,792   $  1,421
Ratio of Gross Expenses to Average Net Assets*(3)          0.87%      0.96%      1.26%      2.69%        N/A
Ratio of Net Expenses to Average Net Assets*(3)            0.87%      0.96%      1.25%      2.50%      2.50%
Ratio of Net Investment Income to Average Net Assets*      1.36%      0.70%      0.62%     (.80%)    (1.30%)
Portfolio Turnover Rate*                                     86%        86%        65%       211%       275%
------------------------------------------------------------------------------------------------------------------------------------

For a share outstanding during
the six months ended June 30, 1998,
(unaudited) or through each fiscal
year or period ended December 31                                         Janus Aspen Worldwide Growth  Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                             1998        1997        1996        1995        1994      1993(2)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $   23.39   $   19.44   $   15.31   $   12.07   $   11.89   $   10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .13         .16         .16         .11         .04         .02
  Net gains or (losses) on securities
   (both realized and unrealized)                            6.19        4.14        4.27        3.19         .14        1.89
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             6.32        4.30        4.43        3.30         .18        1.91
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                    (.14)       (.17)       (.17)       (.06)          --       (.01)
  Dividends (in excess of net investment income)               --       (.02)          --          --          --          --
  Distributions (from capital gains)                        (.87)       (.16)       (.13)          --          --       (.01)
  Distributions (in excess of realized gains)                  --          --          --          --          --          --
  Tax return of capital                                        --          --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (1.01)       (.35)       (.30)       (.06)          --       (.02)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $   28.70   $   23.39   $   19.44   $   15.31   $   12.07   $   11.89
====================================================================================================================================
Total Return**                                             27.02%      22.15%      29.04%      27.37%       1.53%      19.10%
====================================================================================================================================
Net Assets, End of Period (in thousands)                $2,391,846  $1,576,548  $ 582,603   $ 108,563   $  37,728   $   4,856
Average Net Assets for the Period (in thousands)        $1,979,002  $1,148,951  $ 304,111   $  59,440   $  22,896   $   2,200
Ratio of Gross Expenses to Average Net Assets*(3)           0.73%       0.74%       0.80%       0.90%         N/A         N/A
Ratio of Net Expenses to Average Net Assets*(3)             0.73%       0.74%       0.80%       0.87%       1.18%       0.25%
Ratio of Net Investment Income to Average Net Assets*       1.06%       0.67%       0.83%       0.95%       0.50%       0.84%
Portfolio Turnover Rate*                                      68%         80%         62%        113%        217%         57%
------------------------------------------------------------------------------------------------------------------------------------

*Annualized for periods of less than one full year.
**Total return not annualized for periods of less than one full year.
(1) Period May 2, 1994, (inception) to December 31, 1994.
(2) Period September 13, 1993, (inception) to December 31, 1993.
(3) See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   50

                   FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES

For a share outstanding during the
six months ended June 30, 1998,
(unaudited) or through each fiscal
year or period ended December 31                                            Janus Aspen Balanced Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                             1998        1997        1996        1995        1994        1993(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $  17.47    $  14.77    $  13.03    $  10.63    $  10.64    $  10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .18         .34         .32         .17         .15         .08
  Net gains or (losses) on securities
   (both realized and unrealized)                            2.88        2.89        1.81        2.45       (.06)         .64
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             3.06        3.23        2.13        2.62         .09         .72
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                    (.13)       (.35)       (.30)       (.22)       (.10)       (.08)
  Dividends (in excess of net investment income)               --          --          --          --          --          --
  Distributions (from capital gains)                        (.49)       (.18)       (.09)          --          --          --
  Distributions (in excess of realized gains)                  --          --          --          --          --          --
  Tax return of capital                                        --          --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (.62)      (0.53)       (.39)       (.22)       (.10)       (.08)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $  19.91    $  17.47    $  14.77    $  13.03    $  10.63    $  10.64
====================================================================================================================================
Total Return**                                             17.45%      22.10%      16.18%      24.79%       0.84%       7.20%
====================================================================================================================================
Net Assets, End of Period (in thousands)                 $561,020    $362,409    $ 85,480    $ 14,021    $  3,153    $    537
Average Net Assets for the Period (in thousands)         $452,881    $176,432    $ 43,414    $  5,739    $  2,336    $    521
Ratio of Gross Expenses to Average Net Assets*(2)           0.76%       0.83%       0.94%       1.37%         N/A         N/A
Ratio of Net Expenses to Average Net Assets*(2)             0.76%       0.82%       0.92%       1.30%       1.57%       0.25%
Ratio of Net Investment Income to Average Net Assets*       2.26%       2.87%       2.92%       2.41%       1.90%       2.69%
Portfolio Turnover Rate*                                     113%        139%        103%        149%        158%        126%
------------------------------------------------------------------------------------------------------------------------------------

For a share outstanding during the
six months ended June 30, 1998,
(unaudited) or through each fiscal
year or period ended December 31                                         Janus Aspen Flexible Income Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                             1998        1997        1996        1995        1994        1993 (1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $  11.78    $  11.24    $  11.11    $   9.48    $   9.97    $  10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .33         .67         .74         .53         .47         .11
  Net gains or (losses) on securities
   (both realized and unrealized)                             .33         .62         .24        1.70       (.56)       (.04)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              .66        1.29         .98        2.23       (.09)         .07
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                    (.37)       (.64)       (.72)       (.60)       (.40)       (.10)
  Dividends (in excess of net investment income)               --          --          --          --          --          --
  Distributions (from capital gains)                        (.11)       (.11)       (.13)          --          --          --
  Distributions (in excess of realized gains)                  --          --          --          --          --          --
  Tax return of capital                                        --          --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (.48)       (.75)       (.85)       (.60)       (.40)       (.10)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $  11.96    $  11.78    $  11.24    $  11.11    $   9.48    $   9.97
====================================================================================================================================
Total Return**                                              5.57%      11.76%       9.19%      23.86%     (0.91%)       0.70%
====================================================================================================================================
Net Assets, End of Period (in thousands)                 $ 82,962    $ 54,098    $ 25,315    $ 10,831    $  1,924    $    538
Average Net Assets for the Period (in thousands)         $ 68,129    $ 36,547    $ 17,889    $  5,556    $  1,636    $    497
Ratio of Gross Expenses to Average Net Assets*(2)           0.73%       0.75%       0.84%       1.07%         N/A         N/A
Ratio of Net Expenses to Average Net Assets*(2)             0.74%       0.75%       0.83%       1.00%       1.00%       1.00%
Ratio of Net Investment Income to Average Net Assets*       6.79%       6.90%       7.31%       7.46%       5.49%       3.77%
Portfolio Turnover Rate*                                     216%        119%        250%        236%        234%        508%
------------------------------------------------------------------------------------------------------------------------------------

*Annualized for periods of less than one full year.
**Total return not annualized for periods of less than one full year.
(1) Period September 13, 1993, (inception) to December 31, 1993.
(2) See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   51

                   FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES

For a share outstanding during the
six months ended June 30, 1998,
(unaudited) or through each fiscal
year or period ended December 31                                       Janus Aspen Short-Term Bond Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                            1998       1997       1996       1995       1994       1993(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $   8.88   $   9.97   $  10.03   $   9.72   $   9.93   $  10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .20       1.85        .42        .60        .35        .11
  Net gains or (losses) on securities
   (both realized and unrealized)                            .05     (1.19)      (.03)        .31      (.26)      (.08)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             .25        .66        .39        .91        .09        .03
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.29)     (1.75)      (.44)      (.60)      (.30)      (.10)
  Dividends (in excess of net investment income)              --         --         --         --         --         --
  Distributions (from capital gains)                       (.10)         --      (.01)         --         --         --
  Distributions (in excess of realized gains)                 --         --         --         --         --         --
  Tax return of capital                                       --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.39)     (1.75)      (.45)      (.60)      (.30)      (.10)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $   8.74   $   8.88   $   9.97   $  10.03   $   9.72   $   9.93
====================================================================================================================================
Total Return**                                             2.78%      6.72%      3.98%      9.54%      0.92%      0.30%
====================================================================================================================================
Net Assets, End of Period (in thousands)                $  4,292   $  2,735   $ 11,901   $  3,187   $  2,902   $    502
Average Net Assets for the Period (in thousands)        $  3,731   $ 12,407   $  7,168   $  2,727   $  1,774   $    492
Ratio of Gross Expenses to Average Net Assets*(3)          0.65%      0.65%      0.66%      0.70%        N/A        N/A
Ratio of Net Expenses to Average Net Assets*(3)            0.65%      0.65%      0.65%      0.65%      0.65%      0.65%
Ratio of Net Investment Income to Average Net Assets*      5.41%      5.83%      5.44%      6.02%      5.00%      3.57%
Portfolio Turnover Rate*                                    191%       204%       416%       417%       256%        91%
------------------------------------------------------------------------------------------------------------------------------------

For a share outstanding during the
six months ended June 30, 1998,
(unaudited) or through each fiscal                        Janus Aspen Capital   Janus Aspen Equity
year or period ended December 31                         Appreciation Portfolio  Income Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                              1998     1997(2)      1998     1997(2)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $  12.62   $  10.00   $  13.46   $  10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  --        .05         --        .01
  Net gains or (losses) on securities
   (both realized and unrealized)                             3.92       2.61       3.04       3.46
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              3.92       2.66       3.04       3.47
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                        --      (.04)         --      (.01)
  Dividends (in excess of net investment income)                --         --         --         --
  Distributions (from capital gains)                            --         --      (.21)         --
  Distributions (in excess of realized gains)                   --         --         --         --
  Tax return of capital                                         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             --      (.04)      (.21)      (.01)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $  16.54   $  12.62   $  16.29   $  13.46
====================================================================================================================================
Total Return**                                              31.08%     26.60%     22.61%     34.70%
====================================================================================================================================
Net Assets, End of Period (in thousands)                  $ 24,047   $  6,833   $  5,772   $  3,047
Average Net Assets for the Period (in thousands)          $ 14,035   $  2,632   $  4,773   $  1,101
Ratio of Gross Expenses to Average Net Assets*(3)            1.03%      1.26%      1.25%      1.25%
Ratio of Net Expenses to Average Net Assets*(3)              1.03%      1.25%      1.25%      1.25%
Ratio of Net Investment Income to Average Net Assets*           --      1.43%         --      0.35%
Portfolio Turnover Rate*                                       52%       101%       110%       128%
------------------------------------------------------------------------------------------------------------------------------------

*Annualized for periods of less than one full year.
**Total return not annualized for periods of less than one full year.
(1) Period September 13, 1993, (inception) to December 31, 1993.
(2) Period May 1, 1997, (inception) to December 31, 1997.
(3) See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   52

                   FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES

For a share outstanding during the                      Janus Aspen
six months ended June 30, 1998,                         Growth and           Janus Aspen
(unaudited) or through each fiscal                         Income             High-Yield
year or period ended December 31                         Portfolio             Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                           1998(1)      1998       1997     1996(2)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $  10.00   $  11.78   $  10.83   $  10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .01        .44        .70        .43
  Net gains or (losses) on securities
   (both realized and unrealized)                             .55        .35        .99        .80
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              .56        .79       1.69       1.23
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                       --      (.49)      (.68)      (.40)
  Dividends (in excess of net investment income)               --         --         --         --
  Distributions (from capital gains)                           --      (.21)      (.06)         --
  Distributions (in excess of realized gains)                  --         --         --         --
  Tax return of capital                                        --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            --      (.70)      (.74)      (.40)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $  10.56   $  11.87   $  11.78   $  10.83
====================================================================================================================================
Total Return**                                              5.60%      6.74%     15.98%     12.40%
====================================================================================================================================
Net Assets, End of Period (in thousands)                 $  1,691   $  3,891   $  2,914   $    783
Average Net Assets for the Period (in thousands)         $  1,033   $  3,769   $  1,565   $    459
Ratio of Gross Expenses to Average Net Assets*(4)           1.25%      1.01%      1.00%      1.01%
Ratio of Net Expenses to Average Net Assets*(4)             1.25%      1.00%      1.00%      1.00%
Ratio of Net Investment Income to Average Net Assets*       0.75%      7.72%      7.98%      5.74%
Portfolio Turnover Rate*                                     120%       412%       299%       301%
------------------------------------------------------------------------------------------------------------------------------------

For a share outstanding during the
six months ended June 30, 1998,
(unaudited) or through each fiscal
year or period ended December 31                            Janus Aspen Money Market Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                            1998       1997       1996     1995(3)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $   1.00   $   1.00   $   1.00   $   1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .03        .05        .05        .04
  Net gains or (losses) on securities
   (both realized and unrealized)                             --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             .03        .05        .05        .04
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.03)      (.05)      (.05)      (.04)
  Dividends (in excess of net investment income)              --         --         --         --
  Distributions (from capital gains)                          --         --         --         --
  Distributions (in excess of realized gains)                 --         --         --         --
  Tax return of capital                                       --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.03)      (.05)      (.05)      (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $   1.00   $   1.00   $   1.00   $   1.00
====================================================================================================================================
Total Return**                                             2.63%      5.17%      5.05%      3.63%
====================================================================================================================================
Net Assets, End of Period (in thousands)                $ 26,066   $ 15,374   $  6,106   $  1,735
Average Net Assets for the Period (in thousands)        $ 25,881   $  8,926   $  3,715   $  1,543
Ratio of Gross Expenses to Average Net Assets*(4)          0.36%      0.50%      0.50%      0.50%
Ratio of Net Expenses to Average Net Assets*(4)            0.36%      0.50%      0.50%      0.50%
Ratio of Net Investment Income to Average Net Assets*      5.32%      5.17%      4.93%      5.30%
Portfolio Turnover Rate*                                     N/A        N/A        N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------

*Annualized for periods of less than one full year.
**Total return not annualized for periods of less than one full year.
(1) Period May 1, 1998, (inception) to June 30, 1998.
(2) Period May 1, 1996, (inception) to December 31, 1996.
(3) Period May 1, 1995, (inception) to December 31, 1995.
(4) See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   53

                    FINANCIAL HIGHLIGHTS - RETIREMENT SHARES

For a share outstanding during the                                               Janus Aspen            Janus Aspen
six months ended June 30, 1998,                             Janus Aspen           Aggressive              Capital
(unaudited) or through each fiscal                            Growth                Growth             Appreciation
year or period ended December 31                             Portfolio             Portfolio             Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                            1998     1997(1)      1998     1997(1)      1998     1997(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $  18.46   $  16.18   $  20.49   $  16.12   $  12.62   $  10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                --        .04      (.10)      (.06)      (.03)        .12
  Net gains or (losses) on securities
   (both realized and unrealized)                           3.50       2.71       3.58       4.43       3.92       2.50
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            3.50       2.75       3.48       4.37       3.89       2.62
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                      --      (.10)         --         --         --         --
  Distributions (from capital gains)                      (1.30)      (.37)         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (1.30)      (.47)         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $  20.66   $  18.46   $  23.97   $  20.49   $  16.51   $  12.62
====================================================================================================================================
Total Return**                                            18.93%     17.22%     16.98%     27.11%     30.82%     26.20%
====================================================================================================================================
Net Assets, End of Period (in thousands)                $     14   $     12   $     15   $     13   $     17   $     13
Average Net Assets for the Period (in thousands)        $     13   $     11   $     14   $     11   $     14   $     12
Ratio of Gross Expenses to Average Net Assets*(2)          1.17%      1.20%      1.26%      1.32%      1.54%      1.73%
Ratio of Net Expenses to Average Net Assets*(2)            1.16%      1.20%      1.26%      1.32%      1.53%      1.73%
Ratio of Net Investment Income to Average Net Assets*    (0.03%)     0.29%     (0.90%)    (0.62%)    (0.44%)      1.55%
Portfolio Turnover Rate*                                     76%       122%       124%       130%        52%       101%
------------------------------------------------------------------------------------------------------------------------------------

For a share outstanding during the                          Janus Aspen           Janus Aspen
six months ended June 30, 1998,                            International           Worldwide            Janus Aspen
(unaudited) or through each fiscal                            Growth                Growth               Balanced
year or period ended December 31                             Portfolio             Portfolio             Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                            1998     1997(1)      1998     1997(1)      1998     1997(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $  18.44   $  16.80   $  23.36   $  20.72   $  17.47   $  15.38
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .08        .04        .06        .14        .16        .27
  Net gains or (losses) on securities
   (both realized and unrealized)                           3.95       1.73       6.18       2.80       2.84       2.30
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            4.03       1.77       6.24       2.94       3.00       2.57
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.01)      (.09)      (.02)      (.14)      (.08)      (.30)
  Distributions (from capital gains)                       (.27)      (.04)      (.87)      (.16)      (.49)      (.18)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.28)      (.13)      (.89)      (.30)      (.57)      (.48)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $  22.19   $  18.44   $  28.71   $  23.36   $  19.90   $  17.47
====================================================================================================================================
Total Return**                                            21.89%     10.53%     26.71%     14.22%     17.16%     16.92%
====================================================================================================================================
Net Assets, End of Period (in thousands)                $     13   $     11   $  1,122   $    403   $     14   $     12
Average Net Assets for the Period (in thousands)        $     12   $     11   $    640   $     11   $     13   $     11
Ratio of Gross Expenses to Average Net Assets*(2)          1.36%      1.45%      1.25%      1.26%      1.25%      1.32%
Ratio of Net Expenses to Average Net Assets*(2)            1.36%      1.45%      1.25%      1.26%      1.25%      1.32%
Ratio of Net Investment Income to Average Net Assets*      0.78%      0.26%      0.74%      0.16%      1.74%      2.38%
Portfolio Turnover Rate*                                     86%        86%        68%        80%       113%       139%
------------------------------------------------------------------------------------------------------------------------------------

*Annualized for periods of less than one full year.
**Total return not annualized for periods of less than one full year.
(1) Period May 1, 1997, (inception) to December 31, 1997.
(2) See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   54

                    FINANCIAL HIGHLIGHTS - RETIREMENT SHARES

For a share outstanding during the                                                  Janus Aspen
six months ended June 30, 1998,                                    Janus Aspen      Growth and      Janus Aspen
(unaudited) or through each fiscal                                Equity Income        Income     Flexible Income
year or period ended December 31                                    Portfolio        Portfolio       Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                   1998     1997(1)    1998(2)      1998     1997(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $  13.42   $  10.00   $  10.00   $  11.77   $  11.41
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    (.03)        .01        .01        .38        .50
  Net gains or (losses) on securities
   (both realized and unrealized)                                  3.03       3.41        .54        .25        .58
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   3.00       3.42        .55        .63       1.08
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                             --         --         --      (.33)      (.61)
  Distributions (from capital gains)                              (.21)         --         --      (.11)      (.11)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (.21)         --         --      (.44)      (.72)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $  16.21   $  13.42   $  10.55   $  11.96   $  11.77
====================================================================================================================================
Total Return**                                                   22.37%     34.20%      5.50%      5.32%      9.73%
====================================================================================================================================
Net Assets, End of Period (in thousands)                       $     17   $     13   $     11   $     12   $     11
Average Net Assets for the Period (in thousands)               $     15   $     12   $     10   $     11   $     10
Ratio of Gross Expenses to Average Net Assets*(3)                 1.74%      1.74%      1.67%      1.25%      1.23%
Ratio of Net Expenses to Average Net Assets*(3)                   1.74%      1.74%      1.67%      1.24%      1.23%
Ratio of Net Investment Income to Average Net Assets*           (0.47)%      0.07%      0.50%      6.26%      6.39%
Portfolio Turnover Rate*                                           110%       128%       120%       216%       119%
------------------------------------------------------------------------------------------------------------------------------------

For a share outstanding during the                                                Janus Aspen           Janus Aspen
six months ended June 30, 1998,                             Janus Aspen           Short-Term              Money
(unaudited) or through each fiscal                          High-Yield               Bond                 Market
year or period ended December 31                             Portfolio             Portfolio             Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                            1998     1997(1)      1998     1997(1)      1998     1997(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $  11.78   $  11.19   $   8.88   $  10.14   $   1.00   $   1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .42        .59        .21        .56        .02        .03
  Net gains or (losses) on securities
   (both realized and unrealized)                            .34        .71        .02      (.11)         --         --
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             .76       1.30        .23        .45        .02        .03
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.45)      (.65)      (.26)     (1.71)      (.02)      (.03)
  Distributions (from capital gains)                       (.21)      (.06)      (.10)         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.66)      (.71)      (.36)     (1.71)      (.02)      (.03)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $  11.88   $  11.78   $   8.75   $   8.88   $   1.00   $   1.00
====================================================================================================================================
Total Return**                                             6.40%     11.96%      2.56%      4.53%      2.39%      3.13%
====================================================================================================================================
Net Assets, End of Period (in thousands)                $     12   $     11   $     11   $     10   $     11   $     10
Average Net Assets for the Period (in thousands)        $     12   $     11   $     11   $     10   $     10   $     10
Ratio of Gross Expenses to Average Net Assets*(3)          1.50%      1.50%      1.13%      1.20%      0.85%      1.00%
Ratio of Net Expenses to Average Net Assets*(3)            1.49%      1.50%      1.13%      1.19%      0.85%      1.00%
Ratio of Net Investment Income to Average Net Assets*      7.29%      7.42%      4.90%      5.43%      4.74%      4.66%
Portfolio Turnover Rate*                                    412%       299%       191%       204%        N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------

*Annualized for periods of less than one full year.
**Total return not annualized for periods of less than one full year.
(1) Period May 1, 1997, (inception) to December 31, 1997.
(2) Period May 1, 1998, (inception) to June 30, 1998.
(3) See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   55

                         NOTES TO FINANCIAL STATEMENTS

1.   Organization and Significant Accounting Policies

     Janus Aspen Series (the "Trust") was organized as a Delaware Trust on May 20, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Trust offers 12 Portfolios or series of shares with differing investment objectives and policies. Eight Portfolios invest primarily in equity securities: Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio, and Janus Aspen Growth and Income Portfolio. Three Portfolios invest primarily in income-producing securities: Janus Aspen Flexible Income Portfolio, Janus Aspen High-Yield Portfolio and Janus Aspen Short-Term Bond Portfolio. Janus Aspen Money Market Portfolio invests in short-term money market securities. Each Portfolio is diversified as defined in the 1940 Act, with the exception of the Aggressive Growth Portfolio and Capital Appreciation Portfolio, which are nondiversified.

     Institutional Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. Effective May 1, 1997, the Trust issued a new class of shares, the Retirement Shares. Retirement Shares of the Trust are issued and redeemed only in connection with certain qualified retirement plans. Janus Capital invested $10,000 of initial seed capital in each Portfolio of the Retirement Shares.

     Organizational costs for the Trust were borne by Janus Capital Corporation (the Trust's investment adviser). Effective May 1, 1998, the Trust issued one new series of shares, the Janus Aspen Growth and Income Portfolio. Janus Capital invested $10,000 of initial seed capital in the Portfolio.

     The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the investment company industry.

Investment Valuation

     Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trustees. Short-term investments maturing within 60 days and all money market securities in the Money Market Portfolio are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Trustees.

Investment Transactions and Investment Income

     Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Forward Currency Transactions and Futures Contracts

     The Portfolios enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such contract is included in net realized gain or loss on foreign currency transactions. Forward currency contracts held by the Portfolios are fully covered by other securities, in possession at the portfolio's custodian, which are denoted in the accompanying Schedule of Investments. The market value of these securities is evaluated daily to ensure that it is equal to or exceeds the current market value of the corresponding forward currency contract.

     Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

     Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   56

     Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk, and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     The Portfolios may enter into futures contracts and options on securities, financial indexes and foreign currencies, forward contracts, and interest-rate swaps and swap-related products. The Portfolios intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that the counterparty will fail to perform its obligations.

Additional Investment Risk

     A portion of the Flexible Income and High-Yield Portfolios may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy or in their respective industry.

Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Dividend Distributions and Expenses

     Each Portfolio, except the Money Market Portfolio, makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The Money Market Portfolio makes daily distributions of its income. All dividends and capital gains distributions from a Portfolio will be automatically reinvested into additional shares of that Portfolio.

     Each Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses based generally on the relative net assets of each Portfolio.

Federal Income Taxes

     No provision for income taxes is included in the accompanying financial statements as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

2. Investment Advisery Agreement and Other Transactions With Affiliates

     Investment advisery fees for each of the eight equity Portfolios are payable to Janus Capital based upon annual rates of .75% of the first $300 million of average net assets, .70% of the next $200 million of average net assets, and .65% of the average net assets in excess of $500 million. However, Janus Capital has voluntarily agreed to reduce each equity Portfolio's advisery fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. The effective rate is the advisery fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio, and Janus Aspen Growth and Income Portfolio advisery fees are reduced to the effective rates of Janus Fund, Janus Enterprise Fund, Janus Olympus Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Balanced Fund, Janus Equity Income Fund, Janus Growth and Income Fund respectively. The effective rate for each Portfolio for the period ended June 30, 1998, was .65%, .72%, .70%, .66%, .65%, .72%, .75%,
and .66% respectively. The Flexible Income and Short-Term Bond Portfolios are each subject to advisery fees payable to Janus Capital based upon annual rates of .65% of the first $300 million of average net assets plus .55% of average net assets in excess of $300 million. The High-Yield Portfolio's advisery fee rate is payable at rates of .75% of the first $300 million of average net assets plus
 .65% of average net assets in excess of $300 million. The Money Market Portfolio's advisery fee rate is .25% of average net assets. For additional information on the specific fees for the Retirement Shares, please refer to note 4 of the financial statements.

     Janus Capital has agreed to reduce its fee to the extent normal operating expenses exceed 1% of the average net assets of the Flexible Income and High-Yield Portfolios; .65% of the average net assets of the Short-Term Bond Portfolio; and .50% of the average net assets of the Money Market Portfolio for a fiscal year.

     Janus Capital may terminate any of these fee waivers or reductions on at least 90 days notice to the Trustees. The participant administration fee and distribution fee applicable to the Retirement Shares are not included in these expense limits.

     Until at least May 1, 1999, Janus Capital has also agreed to reduce its fee to the extent that normal operating expenses exceed 1.25% of the average net assets of the Capital Appreciation, Equity Income, and Growth and Income Portfolios.

     Officers and certain trustees of the Trust are also officers and/or directors of Janus Capital; however, they receive no compensation from the Trust.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   57

     DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides accounting systems to the Portfolios. DST Securities, Inc., a wholly owned subsidiary of DST, provides brokerage services on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce fees and expenses. Brokerage commissions paid, fees reduced, and the net fees paid to DST for the period ended June 30, 1998, are noted below:

                                          DST Securities, Inc. Portfolio Expense  DST Systems
Portfolio                                  Commissions Paid*      Reduction*         Costs
---------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                        --                  --          $ 8,107
---------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio         $9,626              $7,219              638
---------------------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio          --                  --            3,536
---------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio          --                  --            5,535
---------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio              --                  --           10,015
---------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio                      --                  --            6,986
---------------------------------------------------------------------------------------------
Janus Aspen Equity Income Portfolio                  7                   5            2,069
---------------------------------------------------------------------------------------------
Janus Aspen Growth and Income Portfolio             --                  --               --
---------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio               --                  --            4,771
---------------------------------------------------------------------------------------------
Janus Aspen High-Yield Portfolio                    --                  --            3,119
---------------------------------------------------------------------------------------------
Janus Aspen Short-Term Bond Portfolio               --                  --            3,150
---------------------------------------------------------------------------------------------
Janus Aspen Money Market Portfolio                  --                  --            4,654
---------------------------------------------------------------------------------------------

*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

3. Federal Income Tax

     The Portfolios have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code. As of December 31, 1997, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between December 31, 2004, and December 31, 2005. In 1997, the Portfolios noted below incurred "post-October" losses during the period from November 1 through December 31, 1997. These losses will be deferred for tax purposes and recognized in 1998.

     The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of June 30, 1998, are also noted below.

                                                                             at June 30, 1998
                                        --------------------------------------------------------------------------------------------
                                        Net Capital Loss  Post-October   Federal Tax    Unrealized     Unrealized  Net Appreciation/
Portfolio                                   Carryovers      Losses          Cost       Appreciation  (Depreciation) (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                        --   ($   336,826) $  655,842,669  $190,997,125  ($10,430,925)  $180,566,200
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio    ($9,224,354)            --     475,310,502   168,154,487    (7,169,649)   160,984,838
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio     (25,613)      (120,295)     18,518,670     4,688,732      (223,162)     4,465,570
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio          --     (2,607,314)    218,915,459    52,594,308    (5,548,749)    47,045,559
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio              --    (17,297,533)  1,926,436,817   628,020,226   (29,559,965)   598,460,261
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio                      --             --     484,221,405    82,987,391    (3,894,296)    79,093,095
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Equity Income Portfolio                 --         (2,372)      4,823,780     1,027,101       (89,730)       937,371
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth and  Income Portfolio            --             --       1,683,968       104,637       (27,512)        77,125
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio               --             --      79,126,410     1,804,856      (160,832)     1,644,024
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen High-Yield Portfolio                    --             --       3,859,500        79,699       (30,615)        49,084
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Short-Term Bond Portfolio               --             --       4,219,766         8,503        (3,110)         5,393
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Money Market Portfolio                  --             --      27,903,425            --            --             --
------------------------------------------------------------------------------------------------------------------------------------

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   58

4. Expenses

     The Portfolios' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Portfolios' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset, and the net expenses. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio).

     Janus Aspen Series Retirement Shares incur a pro rata share of operating expenses. In addition, the Retirement Shares pay a distribution fee of up to
 .25% of average net assets and a participant administration fee of up to .25% of average net assets.

5. Expense Ratios

     Listed below are the gross expense ratios for the various Portfolios that would be in effect, absent the waiver of certain fees and/or voluntary reduction of the adviser's fee to the effective rate of the corresponding Janus retail fund. Expense ratios are annualized for all periods less than one year.

     For the six months or period ended June 30, 1998 (unaudited) or through each fiscal year or period ended December 31

                                                                 Institutional Shares                            Retirement Shares
Portfolio                                     1998     1997        1996        1995        1994        1993(6)    1998     1997(2)
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                  0.74%    0.78%       0.83%       0.98%       1.23%       2.16%      1.26%    1.28%
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio       0.76%    0.78%       0.83%       0.93%       1.14%       5.79%      1.29%    1.34%
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio    1.08%    2.19%(2)     N/A         N/A         N/A         N/A       1.58%    2.66%
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio    0.96%    1.08%       2.21%       3.57%       4.67%(5)     N/A       1.45%    1.57%
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio        0.74%    0.81%       0.91%       1.09%       1.49%       2.71%      1.35%    1.32%
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio                0.76%    0.83%       1.07%       1.55%       1.74%       7.92%      1.27%    1.33%
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Equity Income Portfolio           1.62%    5.75%(2)     N/A         N/A         N/A         N/A       2.10%    6.19%
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth and Income Portfolio(1)    5.70%     N/A         N/A         N/A         N/A         N/A       6.12%     N/A
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio         0.74%    0.75%       0.84%       1.07%       1.35%       5.27%      1.25%    1.23%
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen High-Yield Portfolio              2.13%    3.27%       6.29%(3)     N/A         N/A         N/A       2.62%    3.42%
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Short-Term Bond Portfolio         1.38%    0.91%       0.84%       1.37%       1.40%       5.33%      1.86%    1.49%
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Money Market Portfolio            0.36%    0.55%       0.78%       1.07%(4)     N/A         N/A       0.85%    1.10%
------------------------------------------------------------------------------------------------------------------------------------

(1) Period May 1, 1998, (inception) to June 30, 1998.
(2) Period May 1, 1997, (inception) to December 31, 1997.
(3) Period May 1, 1996, (inception) to December 31, 1996.
(4) Period May 1, 1995, (inception) to December 31, 1995.
(5) Period May 2, 1994, (inception) to December 31, 1994.
(6) Period September 13, 1993, (inception) to December 31, 1993.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   59

              This space reserved for your notes and computations.

            JANUS ASPEN SERIES  JUNE 30, 1998  SEMIANNUAL REPORT   60

                                  [LOGO] JANUS

                                P.O. Box 173375
                             Denver, CO 80217-3375
                                 1-800-504-4440

     Retirement Shares distributed by Janus Distributors, Inc. Member NASD